UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No._)

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HOMETRUST BANCSHARES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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October 15, 2018

Dear Fellow Stockholder:

On behalf of the Board of Directors and management of HomeTrust Bancshares, Inc., we cordially invite you to attend our annual meeting of stockholders.  The meeting will be held at 10:00 a.m., local time, on Monday, November 26, 2018, at the Renaissance Hotel, located at 31 Woodfin Street, Asheville, North Carolina.
An important aspect of the annual meeting process is the stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder to vote and participate in this process.  Stockholders are being asked to consider and vote upon: (1) the election of three directors of the Company; (2) an advisory (non-binding) vote on executive compensation (commonly referred to as a "say on pay vote"); (3) an advisory (non-binding) vote on whether a say on pay vote should be held every year, every two years or every three years (commonly referred to as a "say on pay frequency vote"); (4) the approval of an amendment to the HomeTrust Bancshares, Inc. Tax Benefits Preservation Plan in order to extend the plan's final expiration date to August 21, 2021; and (5) the ratification of the appointment of Dixon Hughes Goodman LLP as the Company's independent auditors for the fiscal year ending June 30, 2019.
This year we are again using a Securities and Exchange Commission rule to furnish our proxy statement, Annual Report and proxy card over the internet to stockholders.  This means that stockholders will not receive paper copies of these documents.  Instead, stockholders will receive only a notice containing instructions on how to access the proxy materials over the internet.  This rule allows us to lower the costs of delivering the annual meeting materials and reduce the environmental impact of the meeting.  If you would like to receive printed copies of the materials, the notice contains instructions on how you can request printed copies.
Regardless of whether you plan to attend the annual meeting in person, please read the accompanying proxy statement and then vote by internet, telephone or mail as promptly as possible.  Voting promptly will save us additional expense in soliciting proxies and will ensure that your shares are represented at the meeting.
Your Board of Directors and management are committed to the continued growth and success of HomeTrust Bancshares, Inc. and the enhancement of your investment.  As Chairman and Chief Executive Officer, I greatly appreciate your confidence and support.
Very truly yours, /s/ Dana L. Stonestreet Dana L. Stonestreet Chairman of the Board, President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD NOVEMBER 26, 2018

NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of HomeTrust Bancshares, Inc. will be held as follows:
TIME AND DATE	10:00 a.m. local time Monday, November 26, 2018
PLACE	Renaissance Hotel 31 Woodfin Street Asheville, North Carolina
ITEMS OF BUSINESS	(1)	The election of three directors.

	(2)	An advisory (non-binding) vote on executive compensation (commonly referred to as a "say on pay vote").

	(3)	An advisory (non-binding) vote on whether future say on pay votes should be held every year, every two years or every three years (commonly referred to as a "say on pay frequency vote").

	(4)	The approval of an amendment to the HomeTrust Bancshares, Inc. Tax Benefits Preservation Plan in order to extend the plan's final expiration date to August 21, 2021.

	(5)	The ratification of the appointment of Dixon Hughes Goodman LLP as HomeTrust Bancshares, Inc.'s independent auditors for the fiscal year ending June 30, 2019.
RECORD DATE	Holders of record of HomeTrust Bancshares, Inc. common stock at the close of business on September 28, 2018 are entitled to vote at the annual meeting or any adjournment or postponement thereof.
PROXY VOTING

It is very important that your shares be represented and voted at the annual meeting.  Regardless of whether you plan to attend the annual meeting in person, please read the accompanying proxy statement and then vote by internet, telephone or mail as promptly as possible.

BY ORDER OF THE BOARD OF DIRECTORS /s/ Dana L. Stonestreet DANA L. STONESTREET Chairman of the Board, President and Chief Executive Officer

Asheville, North Carolina
October 15, 2018

HOMETRUST BANCSHARES, INC.
10 Woodfin Street
Asheville, North Carolina 28801
(828) 259-3939
_______________________________

PROXY STATEMENT
_______________________________

INTRODUCTION

The HomeTrust Bancshares, Inc. Board of Directors is using this proxy statement to solicit proxies from the holders of the Company's common stock for use at the Company's upcoming annual meeting of stockholders.  The annual meeting of stockholders will be held at 10:00 a.m., local time, on Monday, November 26, 2018 at the Renaissance Hotel, located at 31 Woodfin Street, Asheville, North Carolina.  At the meeting, stockholders will be asked to vote on five proposals.  The proposals are set forth in the accompanying Notice of Annual Meeting of Stockholders and are described in more detail below.  Stockholders also will consider any other matters that may properly come before the meeting or any adjournment or postponement of the meeting, although the Board of Directors knows of no other business to be presented.  HomeTrust Bancshares, Inc. is referred to in this proxy statement from time to time as the "Company," "HomeTrust Bancshares," "we," "us" or "our."  Certain of the information in this proxy statement relates to HomeTrust Bank (sometimes referred to as the "Bank"), a wholly owned subsidiary of the Company.
We have decided to again use the "Notice and Access" rule adopted by the Securities and Exchange Commission (the "SEC") to provide access to our proxy materials over the internet instead of mailing printed copies of the proxy materials to each stockholder. As a result, on or about October 15, 2018, we mailed to all stockholders a "Notice of Internet Availability of Proxy Materials" that tells them how to access and review the information contained in the proxy materials and how to vote their proxies over the internet.  You will not receive printed copies of the proxy materials in the mail unless you request them by following the instructions included in the Notice of Internet Availability of Proxy Materials.
By submitting your proxy, either by executing and returning the accompanying proxy card or by voting electronically via the internet or by telephone, you are authorizing the Company's Board of Directors to represent you and vote your shares at the meeting in accordance with your instructions.  The Board of Directors also may vote your shares to adjourn the meeting from time to time and will be authorized to vote your shares at any adjournments or postponements of the meeting.
This proxy statement and the accompanying materials are first being made available to stockholders on or about October 15, 2018.
Your proxy vote is important.  Whether or not you plan to attend the meeting, please vote your proxy by internet, telephone or mail as promptly as possible.
INFORMATION ABOUT THE ANNUAL MEETING
What is the purpose of the annual meeting?
At the annual meeting, stockholders will be asked to vote on the following proposals:
Proposal 1.	The election of three directors of the Company.

Proposal 2.	An advisory (non-binding) vote on executive compensation (the "Say on Pay Vote").

Proposal 3.	An advisory (non-binding) vote on whether future Say on Pay Votes should be held every year, every two years or every three years (the "Say on Pay Frequency Vote").

Proposal 4.
The approval of an amendment to the HomeTrust Bancshares, Inc. Tax Benefits Preservation Plan in order to extend the plan's final expiration date to August 21, 2021 (the "Tax Benefits Preservation Plan Amendment").

Proposal 5.	The ratification of the appointment of Dixon Hughes Goodman LLP as the Company's independent auditors for the fiscal year ending June 30, 2019.

Stockholders also will transact any other business that may properly come before the meeting or any adjournment or postponement of the meeting.  Members of our management team will be present at the meeting to respond to appropriate questions from stockholders.
How does the Board of Directors recommend that I vote?
The Board of Directors recommends that you vote FOR the election of the director nominees named in this proxy statement, FOR the Say on Pay Vote, FOR a frequency of every ONE YEAR on the Say on Pay Frequency Vote, FOR the Tax Benefits Preservation Plan Amendment and FOR the ratification of the appointment of Dixon Hughes Goodman LLP.
Who is entitled to vote?
The record date for the meeting is September 28, 2018.  Only stockholders of record at the close of business on that date are entitled to notice of and to vote at the meeting.  The only class of stock entitled to vote at the meeting is the Company's common stock.  Each outstanding share of common stock is entitled to one vote for all matters before the meeting; provided, however, that pursuant to Section D of Article 5 of the Company's charter, no person who beneficially owns more than 10% of the shares of the Company's common stock outstanding as of the record date may vote shares in excess of that amount.  At the close of business on the record date there were 18,957,280 shares of common stock outstanding.
What if my shares are held in "street name" by a broker?
If you are the beneficial owner of shares held in "street name" by a broker, your broker, as the record holder of the shares, is required to vote those shares in accordance with your instructions.  If you do not give instructions to your broker, your broker nevertheless will be entitled to vote the shares with respect to "discretionary" items but will not be permitted to vote your shares with respect to any "non‑discretionary" items.  In the case of non-discretionary items, the shares will be treated as "broker non-votes."  Whether an item is discretionary is determined by the exchange rules governing your broker.  It is expected that the ratification of the appointment of Dixon Hughes Goodman LLP will be considered a discretionary item and that each of the other proposals will be considered a non-discretionary item.
What if I hold shares through an account under the HomeTrust Bank KSOP?
Each participant in the HomeTrust Bank KSOP (the "KSOP") may instruct the KSOP trustee how to vote the shares of common stock held in the participant's KSOP account.  If a participant properly executes the voting instruction card distributed by the trustee, the trustee will vote the participant's shares in accordance with the instructions.  Where properly executed voting instruction cards are returned to the trustee with no specific instruction as to how to vote at the annual meeting, the trustee will vote the shares "FOR" the election of the director nominees named in this proxy statement, FOR the Say on Pay Vote, FOR a frequency of every ONE YEAR on the Say on Pay Frequency Vote, FOR the Tax Benefits Preservation Plan Amendment and FOR the ratification of the appointment of Dixon Hughes Goodman LLP.  In the event the participant fails to give timely voting instructions to the trustee with respect to the voting of the shares of common stock held in the participant's KSOP account, and in the case of shares held by the KSOP but not allocated to any participant's account, the trustee will vote such shares in the same proportion as directed by the participants who directed the trustee as to the manner of voting the shares held in their KSOP accounts with respect to each proposal.

How many shares must be present to hold the meeting?
A quorum must be present at the meeting for any business to be conducted.  The presence at the meeting, in person or by proxy, of the holders of at least one-third of the shares of the Company's common stock outstanding on the record date will constitute a quorum.  Proxies received but marked as abstentions or broker non‑votes will be included in the calculation of the number of shares considered to be present at the meeting.
What if a quorum is not present at the meeting?
If a quorum is not present at the scheduled time of the meeting, the stockholders who are represented may adjourn the meeting until a quorum is present.  The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given.  An adjournment will have no effect on the business that may be conducted at the meeting.
How do I vote?
1.  You may vote by mail.  If you properly complete and sign the proxy card, it will be voted in accordance with your instructions.
2.  You may vote by telephone.  If you are a registered stockholder, that is, if you hold your stock in your own name, you may vote by telephone by following the instructions included on the proxy card.  If you vote by telephone, you do not have to mail in your proxy card.
3.  You may vote on the internet.  If you are a registered stockholder, that is, if you hold your stock in your own name, you may vote on the internet by following the instructions included on the proxy card.  If you vote on the internet, you do not have to mail in your proxy card.
4.  You may vote in person at the meeting.  If you plan to attend the annual meeting and wish to vote in person, we will give you a ballot at the annual meeting.  However, if your shares are held in the name of your broker, bank or other nominee, you will need to obtain a proxy form from the institution that holds your shares indicating that you were the beneficial owner of the Company's common stock on September 28, 2018, the record date for voting at the annual meeting.
Can I vote by telephone or on the internet if I am not a registered stockholder?
If your shares are held in "street name" by a broker or other nominee, you should check the voting form used by that firm to determine whether you will be able to vote by telephone or on the internet.
Can I change my vote after I submit my proxy?
If you are a registered stockholder, you may revoke your proxy and change your vote at any time before the polls close at the meeting by:
•	signing another proxy with a later date;
•	voting by telephone or on the internet -- your latest telephone or internet vote will be counted;
•	giving written notice of the revocation of your proxy to the Corporate Secretary of the Company prior to the annual meeting; or
•	voting in person at the annual meeting.

If you have instructed a broker, bank or other nominee to vote your shares, you must follow directions received from your nominee to change those instructions.

What if I do not specify how my shares are to be voted?
If you are a registered stockholder and you submit an executed proxy but do not indicate any voting instructions, your shares will be voted:
•	FOR the election of the three director nominees named in this proxy statement;

•	FOR the Say on Pay Vote;

•	for a frequency of every ONE YEAR on the Say on Pay Frequency Vote;

•	FOR the Tax Benefits Preservation Plan Amendment; and

•	FOR the ratification of the appointment of Dixon Hughes Goodman LLP as the Company's independent auditors for the fiscal year ending June 30, 2019.

Will any other business be conducted at the annual meeting?
The Board of Directors knows of no other business that will be conducted at the meeting.  If any other business properly comes before the stockholders for a vote at the meeting, however, the proxy holders will vote your shares in accordance with their best judgment.
How many votes are required to approve the proposals?
Director nominees who receive the highest number of votes for the positions to be filled will be elected.  Approval of each of the Say on Pay Vote, the Tax Benefits Preservation Plan Amendment and the ratification of the appointment of Dixon Hughes Goodman LLP as the Company's independent auditors requires the affirmative vote of a majority of the votes cast on the matter.  On the Say on Pay Frequency Vote, the choice receiving the greatest number of votes – one year, two years or three years – will be the frequency that stockholders will be deemed to have approved.
How will withheld votes and abstentions be treated?
If you withhold authority to vote for one or more director nominees or if you abstain from voting on any other proposal, your shares will still be included for purposes of determining whether a quorum is present.  If you abstain from voting on any proposal other than the election of directors, your shares will be not be included in the number of shares voting on that proposal and, consequently, your abstention will have no practical effect on that proposal.
How will broker non‑votes be treated?
Shares treated as broker non‑votes on one or more proposals will be included for purposes of calculating the presence of a quorum.  Otherwise, shares represented by broker non-votes will be treated as shares not entitled to vote on a proposal.  Consequently, broker non-votes will have no effect on the election of directors or any other proposal.
Who can I call if I have questions?
If you have any questions, you can call Tony J. VunCannon, Executive Vice President, Chief Financial Officer, Corporate Secretary and Treasurer at 828-350-3049.

STOCK OWNERSHIP
As of September 28, 2018, there were 18,957,280 shares of the Company's common stock outstanding.  The following table sets forth, as of September 28, 2018, certain information as to the only person known by management to be the beneficial owner of more than five percent of the outstanding shares of our common stock:
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class

HomeTrust Bank KSOP 10 Woodfin Street Asheville, North Carolina 28801	1,155,271(1)	6.09%

Paradice Investment Management LLC et al. 257 Fillmore Street, Suite 200 Denver, Colorado 80206	1,126,758(2)	5.94%
_______________
(1)
Each KSOP participant may instruct the KSOP trustee how to vote the shares of common stock held in the participant's KSOP account.  In the event the participant fails to give timely voting instructions to the trustee with respect to the voting of the shares of common stock held in the participant's KSOP account, and in the case of shares held by the KSOP but not allocated to any participant's account, the trustee will vote such shares in the same proportion as directed by the participants who directed the trustee as to the manner of voting the shares held in their KSOP accounts with respect to each proposal.

(2)
As reported by Paradice Investment Management LLC and Paradice Investment Management Pty Ltd in a Schedule 13G filed with the SEC on February 13, 2018. Paradice Investment Management LLC and Paradice Investment Management Pty Ltd each reported having shared voting power with respect to 979,674 shares and shared dispositive power with respect to 1,126,758 shares.

The following table sets forth, as of September 28, 2018, certain information as to the shares of common stock beneficially owned by our current directors and named executive officers and by all current directors and executive officers as a group.  The address of each person in the table is: c/o HomeTrust Bancshares, Inc., 10 Woodfin Street, Asheville, North Carolina 28801.
Name	Amount and Nature of Beneficial Ownership(1)(2)		Percent of Class(6)

Sidney A. Biesecker	63,492	(3)	0.33%
Robert. G. Dinsmore, Jr.	50,800		0.27
J. Steven Goforth	64,800		0.34
Keith J. Houghton	7,014	(3)	0.04
Robert E. James, Jr.	10,075		0.05
Laura C. Kendall	11,000		0.06
Craig C. Koontz	63,729		0.34
F.K. McFarland, III	67,400	(4)	0.35
Peggy C. Melville	74,800		0.39
Howard L. Sellinger	125,031	(3)	0.66
Dana L. Stonestreet	491,412	(3)(5)	2.56
Tony J. VunCannon	146,711	(3)	0.77
C. Hunter Westbrook	143,321	(3)	0.75
Richard T. Williams	9,000		0.05
Directors and Executive Officers as a Group (15 persons)	1,345,348	(3)	7.10
_______________
(1)
Amounts include shares held directly, as well as shares held jointly with family members, in retirement accounts, in a fiduciary capacity, by certain family members, by certain related entities or by trusts of which the directors and executive officers are trustees or substantial beneficiaries, with respect to which shares the respective director or executive officer may be deemed to have sole or shared voting and/or dispositive powers. The holders may disclaim beneficial ownership of the included shares which are owned by or with family members, trusts or other entities.

(2)
Included in the shares beneficially owned by the directors and executive officers are options to purchase shares of the Company's common stock which are currently exercisable or which will become exercisable within 60 days after September 28, 2018, as follows: Mr. Biesecker – 32,000 shares; Mr. Dinsmore – 36,000 shares; Mr. Goforth – 40,000 shares; Mr. James – 2,000 shares; Ms. Kendall – 2,000 shares; Mr. Koontz – 32,000 shares; Mr. McFarland – 40,000 shares; Ms. Melville – 40,000 shares; Mr. Sellinger – 80,000 shares; Mr. Stonestreet – 210,000 shares; Mr. VunCannon – 90,000 shares; Mr. Westbrook – 90,000 shares; Mr. Williams – 2,000 shares; and all directors and executive officers as a group –706,000 shares.

(3)
Includes shares held in KSOP accounts, as follows: Mr. Biesecker – 2,019 shares; Mr. Houghton – 1,602 shares; Mr. Sellinger – 18,602 shares; Mr. Stonestreet – 65,807 shares; Mr. VunCannon – 24,954 shares; Mr. Westbrook – 4,022 shares; and all directors and executive officers as a group – 118,357 shares.

(4)	Includes 3,800 shares held by Mr. McFarland's spouse.
(5)	Includes 30,000 shares held by Mr. Stonestreet's spouse.
(6)
Shares subject to options that are currently exercisable or that will become exercisable within 60 days after September 28, 2018 are deemed outstanding for purposes of calculating the percentage ownership of the person holding those options but are not treated as outstanding for purposes of calculating the percentage ownership of any other person.

PROPOSAL I
 ELECTION OF DIRECTORS
The Company's Board of Directors currently consists of ten members but will be reduced to nine members upon the retirement of Peggy C. Melville as a director effective at the completion of the annual meeting.  Approximately one-third of the Company's directors are elected annually.  Directors of the Company are elected to serve for a three-year term or until their respective successors are elected and qualified.
The following table sets forth certain information regarding the composition of the Company's Board of Directors, including each director's term of office.  The Board of Directors, acting on the recommendation of the Governance and Nominating Committee, has recommended and approved the nominations of Sidney A. Biesecker, Robert G. Dinsmore, Jr. and Richard T. Williams to serve as directors, each for a term of three years to expire at the annual meeting of stockholders to be held in fiscal 2022, following the Company's fiscal year ending June 30, 2021.  It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the authority to vote for a nominee is withheld) will be voted at the annual meeting FOR the election of these director nominees.  If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend, acting on the recommendations of the Governance and Nominating Committee.  Except as disclosed in this proxy statement, there are no arrangements or understandings between any nominee and any other person pursuant to which the nominee was selected.
Name	Age(1)	Position(s) Held in the Company and the Bank	Director Since(2)	Term of Office Expires in Fiscal

NOMINEES

Sidney A. Biesecker	67	Director	2010	2022
Robert G. Dinsmore, Jr.	73	Director	2012	2022(3)
Richard T. Williams	65	Director	2016	2022

DIRECTORS REMAINING IN OFFICE

J. Steven Goforth	73	Director	2002	2020
Laura C. Kendall	66	Director	2016	2020
Dana L. Stonestreet	64	Chairman, President and Chief Executive Officer	2007	2020
Robert E. James, Jr.	67	Director	2016	2021
Craig C. Koontz	68	Director	2010	2021
F. K. McFarland, III	61	Director	2003	2021
_________________________
(1)	As of June 30, 2018.
(2)	Includes service as a director of the Bank.
(3)
Although Mr. Dinsmore has been nominated for a three-year term, it is expected that if he is elected, his term will effectively expire prior to fiscal 2022 due to the mandatory director retirement provision of the Company's bylaws. See "Mandatory Director Retirement Bylaw Provision" below.

Mandatory Director Retirement Bylaw Provision
Article II, Section 12 of the Company's bylaws provides generally that a person who is not an employee of the Company or any of its subsidiaries and is (a) 72 years of age or older and was a director of the Company on April 30, 2018 or (b) 70 years of age or older and was not a director of the Company on April 30, 2018, shall not be eligible for election, re-election, appointment or re-appointment to the Company's Board of Directors and shall also not be eligible to continue to serve as a director beyond the annual meeting of stockholders of the Company immediately following the non-employee director becoming 72 or 70 years of age, as applicable.
Article II, Section 12 grants the Board discretion to exempt a non-employee director who (a) was a director of the Company on June 30, 2013 and April 30, 2018 and (b) is between 72 and 74 years of age, from mandatory retirement until the Company's next annual meeting of stockholders. This discretion may be exercised by the Board only if it finds that the exemption is in the best interest of the Company based on the qualifications considered in the selection of directors.  Directors Dinsmore and Goforth, each of whom is currently age 73, have been exempted from mandatory retirement until the annual meeting of stockholders to be held in fiscal 2020, following the Company's fiscal year ending June 30, 2019.

Article II, Section 12 prohibits a person who is 75 years of age or older and who is an employee of the Company or any of its subsidiaries from being elected, re-elected, appointed or re-appointed to the Board or continuing to serve as a director beyond the annual meeting of stockholders of the Company immediately following the director becoming age 75.
Business Experience and Qualifications of Our Directors
The Board believes that the years of service many of our directors have with us is one of their most important qualifications for service on our Board.  This service has given them extensive knowledge of the banking business and of the Company.  Furthermore, their service on our Board committees, especially in the areas of audit, risk management and compensation, enables them to more effectively oversee the management of the Company by our executive officers.  Service on the Board by our Chief Executive Officer is critical to aiding the outside directors' understanding of the issues that are common in the banking business.  Each outside director brings special skills, experience and expertise to the Board as a result of their other business activities and associations.  The business experience of each of our directors for at least the past five years and the experience, qualifications, attributes, skills and areas of expertise of each director that further supports his or her service as a director are set forth below. Unless otherwise indicated, each director has held his or her current position for the past five years.
Sidney A. Biesecker.  On January 31, 2015, Mr. Biesecker retired as Senior Vice President of HomeTrust Bank and President for HomeTrust Bank's Industrial Federal Bank division, positions he had held since HomeTrust Bank's acquisition of Industrial Federal Bank in February 2010.  Prior to the acquisition, Mr. Biesecker held various officer positions for Industrial Federal Bank since 1974, including President and Chief Executive Officer since 1990.  Mr. Biesecker has served as a director of Industrial Federal Bank since 1992.  Mr. Biesecker was appointed to the Board of Directors of HomeTrust Bank in 2010.  Mr. Biesecker has served on the boards and committees of numerous community organizations.  Mr. Biesecker currently serves as Board Chair of the Lexington Housing Community Development Corporation for Davidson County, North Carolina.
From over 40 years working for Industrial Federal Bank, Mr. Biesecker brings to the Board extensive knowledge of nearly all areas of banking operations and experience in all aspects of risk management.
Robert G. Dinsmore, Jr.  Mr. Dinsmore was appointed as a director of HomeTrust Bancshares in August 2012 and became a director of HomeTrust Bank in November 2012.  Mr. Dinsmore is a certified public accountant and worked in various roles for KPMG for nearly 30 years, retiring as a partner in 1999.  Subsequent to that, Mr. Dinsmore worked as a consultant on general corporate matters and on U.S. and international tax and merger and acquisition matters for Zellweger Luwa, AG, a multi-national equipment manufacturer and air engineering services company based in Zurich, Switzerland (from 1999 to 2008), and for Bahnson Holdings, Inc., a specialty engineering, manufacturing and mechanical contracting company based in Winston-Salem, North Carolina (from 2008 to 2011).  From 2001 until it was acquired by another company in 2009, Mr. Dinsmore served as a director and audit committee chair of American Community Bancshares, Inc., the publicly held parent of Monroe, North Carolina-based American Community Bank.
Mr. Dinsmore's background as a certified public accountant and his other business experience, including having previously served as a director and audit committee chair in the banking industry, are of great benefit to our Board of Directors.
Richard T. Williams.  Mr. Williams recently retired as Vice President ("VP") of Corporate Community Affairs at Duke Energy Corporation and President of the Duke Energy Foundation.  Over his 37-year career at Duke Energy Corporation, he held various leadership roles which included VP of Environmental, Health & Safety (2008-2012), VP of Enterprise Field Services (2006-2008), VP of Diversity & Talent Management (2004-2006), VP of Diversity, Ethics & Compliance and Chief Compliance Officer, (2002-2004), and VP of Business & Community Relations (1997-2002).  Mr. Williams is a director of Coca-Cola Bottling Co. Consolidated. He also is a current board member for Carolinas HealthCare System, Central Piedmont Community College, National Association of Corporate Directors – Carolinas Chapter, Hope Haven, Inc., and Communities in School of NC. In addition, he has served on various other boards throughout his career, including UNC Chapel Hill - Board of Trustees (Chair 2003-2005), Chapel Hill Chamber of Commerce (Chair 1995-1996), UNC General Alumni Association (Chair 2002),

Durham Chamber of Commerce (Chair 2002), Greater Charlotte YMCA (Chair 2011-2013), The Mint Museum (Chair 2011-2013), and Bank of Commerce (2008-2014). Additionally, he was named one of last year's "Heroes of the Fortune 500" for good works by employees of the nation's largest companies. Fortune magazine recognized Mr. Williams for helping create Project LIFT to improve the performance of public schools in Charlotte (Co-Chair 2011-Present).  North Carolina's Governor also conferred the Order of the Long Leaf Pine on Mr. Williams, one of North Carolina's most prestigious honors. Mr. Williams joined the Board effective April 1, 2016 after having served as an advisory director of HomeTrust Bancshares and HomeTrust Bank since October 1, 2015.
Mr. Williams brings to the Board extensive business experience gained from a variety of leadership roles within a large organization, as well as strong ties to the local community.
J. Steven Goforth.  Since 1965, Mr. Goforth has served as President of Southco Industries, Inc., Shelby, North Carolina, which manufactures forestry truck bodies, serves as a dealer for truck equipment manufacturers and provides material handling products for the custom steel fabrication industry.  Mr. Goforth has served as a director of Shelby Savings Bank since 1988.  Mr. Goforth became a director of HomeTrust Bank in 2002.
As the owner and operator of several businesses outside of the banking industry, Mr. Goforth brings a different perspective to the Board.
Laura C. Kendall. Ms. Kendall is a Senior Managing Director at Aurora Management Partners and has over 30 years of financial and management experience. She has been with Aurora Management Partners since 2013 and prior to that worked in numerous leadership roles with Tanner Companies LLC (President 2008-2013; Chief Operating Officer 2006-2008; and Chief Financial Officer 2003-2006), CFOdynamics LLC (CEO 2002-2003), Delhaize America, Inc. (CFO 1999-2002), and its subsidiary, Food Lion, Inc. (CFO 1997-2002), F&M Distributors, Inc. (CFO 1988-1996), and Perry Drug Stores, Inc. (VP of Finance 1986-1988). Ms. Kendall also holds her CPA license and is a member of the American Institute of CPAs as well as the National Association of Corporate Directors. She is a previous member of the Board of Directors at Bank of Commerce and of Charles & Colvard (2003-2011).  Ms. Kendall joined the Board effective April 1, 2016 after having served as an advisory director of HomeTrust Bancshares and HomeTrust Bank since October 1, 2015.  Ms. Kendall's broad business background and accounting expertise make her a valued member of the Board.
Dana L. Stonestreet.  In his 29 years of service, Mr. Stonestreet has overseen ten acquisitions and the growth of HomeTrust Bank from $300 million in assets to $3.3 billion in assets at June 30, 2018.  As part of the CEO succession plan for HomeTrust Bancshares and HomeTrust Bank, Mr. Stonestreet, who had been serving as President and Chief Operating Officer and as a director of HomeTrust Bank since 2008 and as President and Chief Operating Officer of HomeTrust Bancshares since HomeTrust Bank's mutual-to-stock conversion, became Co-Chief Executive Officer of HomeTrust Bancshares and HomeTrust Bank in July 2013 and Chairman and Chief Executive Officer of HomeTrust Bancshares and HomeTrust Bank in November 2013.  Mr. Stonestreet joined HomeTrust Bank in 1989 as its Chief Financial Officer and was promoted to Chief Operating Officer in 2003.  Mr. Stonestreet began his career with Hurdman & Cranston (an accounting firm that was later merged into KPMG) as a certified public accountant.  Mr. Stonestreet serves as a director of the HUB Community Economic Development Alliance Board.  In addition, Mr. Stonestreet has served as Chairman of the Asheville Chamber of Commerce and as a director for RiverLink, the YMCA, United Way, the North Carolina Bankers Association and other community organizations. In July 2017, Mr. Stonestreet was appointed to the North Carolina Banking Commission for a four-year term.
Mr. Stonestreet's nearly three decades of service with HomeTrust Bank gives him in-depth knowledge of nearly all aspects of its operations.  Mr. Stonestreet's accounting background and prior service as HomeTrust Bank's Chief Financial Officer also provide him with a strong understanding of the various financial matters brought before the Board.
Robert E. James, Jr.  Mr. James has over 42 years of experience in the banking industry and is currently President of Robert E. James Advisors, LLP.  In this capacity he works with CEOs and other executives of public and private companies to improve company performance and their leadership skills.  Since 2012, he has also worked for Grant Thornton LLP as a Senior Advisor in their Banking and Securities Industry Practice. Prior to 2012, he

worked for Fifth Third Bank, North Carolina (President and CEO 2008-2012), First Charter Corporation (President and CEO 2004-2008; Chief Banking Officer 1999-2004), and Centura Banks, Inc. (Executive Vice President 1989-1999). He is a current board member for the Salvation Army, Charlotte Area Command. In addition, he has served as Vice-Chair for the Board of Directors of Fifth Third Bank, North Carolina (2011-2014), served on the Board of Directors of the North Carolina Bankers Association (Chair 2007-2008), served as a board member for UNC Chapel Hill – Board of Visitors and is Chairman of the Staff-Parish Relations Committee, and a member of the Executive Committee, for Providence United Methodist Church in Charlotte.  Mr. James joined the Board effective April 1, 2016 after having served as an advisory director of HomeTrust Bancshares and HomeTrust Bank since October 1, 2015.
Mr. James's many years of experience in the banking industry, including having served as a CEO and in other senior executive positions, make him a valuable member of the Board.
Craig C. Koontz.  In June 2016, Mr. Koontz retired as Eastern Region Director of Information Technology of Atrium Windows and Doors, Inc., a manufacturer of residential vinyl and aluminum windows and patio doors, a position he held since 2011.  Prior to being promoted to that position, Mr. Koontz served as IT Director for Atrium's North Carolina operations since 2002.  From 1999 to 2002, Mr. Koontz served as Corporate IT Project Manager for Lifestyle Furnishings International, and from 1978 to 1999 served as Vice President of Information Technology and Customer Service for Lexington Furniture Industries.  In addition, Mr. Koontz currently serves as an elder of Lexington's First Presbyterian Church and volunteers for Crisis Ministry of Davidson County.  Mr. Koontz has also served as President of the Lexington Rotary Club, President of Hospice of Davidson County, and Chairman of the Lexington City Board of Education.  Mr. Koontz has served as a director of Industrial Federal Bank since 1990.  Mr. Koontz became a director of HomeTrust Bank in 2010.
Mr. Koontz worked in the information technology field for over 45 years, 40 of which involved supporting systems that provide information used in financial reporting systems.  This has given Mr. Koontz a sound understanding of internal and external auditing matters, especially with regard to information technology.  Coupled with his knowledge of and experience with information technology matters in general, this has made Mr. Koontz a valued member of the Board.
F.K. McFarland, III. Since 1994, Mr. McFarland has served as President of McFarland Funeral Chapel, Inc.  Mr. McFarland has served on a number of other community boards, including the board of trustees of St. Luke's Hospital, the zoning board for Tryon, North Carolina, the Hospice of the Carolina Foothills, the Polk County, North Carolina Chamber of Commerce, the American Cancer Society – Polk County Unit (as Chairman) and the Forbes Foundation, a philanthropic organization.  Mr. McFarland joined the Board of Directors of HomeTrust Bank in 2003.
Mr. McFarland adds value to the Board through his experience as a small business owner and operator for over 30 years and his strong ties to the local community from his other board service.
Executive Officers Who Are Not Also Directors
Set forth below is a description of the business experience for at least the past five years of each executive officer who is not also a director of the Company.  Each executive officer's age is as of June 30, 2018.
C. Hunter Westbrook.  Mr. Westbrook, age 55, was promoted to Senior Executive Vice President and Chief Operating Officer of HomeTrust Bancshares and HomeTrust Bank effective October 1, 2018.  Before that, Mr. Westbrook served as Executive Vice President (Senior Vice President prior to December 22, 2014) and Chief Banking Officer of HomeTrust Bancshares and HomeTrust Bank since June 2012.  Mr. Westbrook began his career in banking with TCF Bank in Minneapolis and later joined TCF National Bank Illinois as Senior Vice President of Finance.  In 2004 he was promoted to Executive Vice President of Retail Banking for Illinois, Wisconsin and Indiana markets that included 250 branches and $4 billion in deposits.  He also served as President and Chief Executive Officer of First Community Bancshares in Texas, from 2006 to 2008, where he was responsible for repositioning the bank's retail operating model and implemented the bank's retail and corporate lending product offerings.  In his most recent role, Mr. Westbrook served as Executive Vice President and Chief Operations Officer from 2008 to 2010 and as President and Chief Executive Officer from 2010 to 2012 of Second Federal Savings and Loan Association of Chicago, where he significantly grew core operating revenue, net checking account balances, and repositioned the bank's entire product line.

Tony J. VunCannon.  Mr. VunCannon, age 53, is a certified public accountant and has served as Executive Vice President (Senior Vice President prior to December 22, 2014), Chief Financial Officer and Treasurer of HomeTrust Bank since July 2006 and as Corporate Secretary of HomeTrust Bank since September 2017. From March 1997 to June 2006, Mr. VunCannon served as Vice President and Treasurer of HomeTrust Bank and from April 1992 to February 1997, Mr. VunCannon served as Controller of HomeTrust Bank.  In addition, Mr. VunCannon has served as Executive Vice President (Senior Vice President prior to December 22, 2014), Chief Financial Officer and Treasurer of HomeTrust Bancshares since HomeTrust Bank's mutual-to-stock conversion and as Corporate Secretary of HomeTrust Bancshares since September 2017.  Previously, Mr. VunCannon was employed by KPMG in Charlotte, North Carolina.
Howard L. Sellinger.  Mr. Sellinger, age 65, has served as Executive Vice President (Senior Vice President prior to December 22, 2014) and Chief Information Officer of HomeTrust Bank since July 2006.  Mr. Sellinger joined HomeTrust Bank in 1975 as a management trainee.  Over his career, Mr. Sellinger has managed HomeTrust Bank's Skyland office, loan operations, deposit operations, mortgage loan underwriting and information technology.  He directed HomeTrust Bank's entry into the secondary loan market, and the implementation of most systems and services used by HomeTrust Bank during his tenure.  He was responsible for regulatory compliance prior to the formation of HomeTrust Bank's compliance department, managed two data center conversions, and directed all of the systems conversions of acquired banks. He was promoted to Vice President of Information Technology and Operations in 1988, Chief Information Officer in 1997, Senior Vice President and Chief Information Officer in 2006 and Executive Vice President and Chief Information Officer in December 2014.  In addition, Mr. Sellinger has served as Executive Vice President (Senior Vice President prior to December 22, 2014) and Chief Information Officer of HomeTrust Bancshares since HomeTrust Bank's mutual-to-stock conversion.
Keith J. Houghton.  Mr. Houghton, age 56, has served as Executive Vice President (Senior Vice President prior to December 22, 2014) and Chief Credit Officer of HomeTrust Bank since March 2014. Mr. Houghton has more than 30 years of experience in the banking industry.  For nearly 17 years, he held a variety of senior positions in the credit and lending areas with StellarOne Corporation, a Charlottesville, VA-based bank holding company with approximately $3 billion in assets, and its predecessors, until the sale of StellarOne to another bank in January 2014.  The most recent of those positions was Chief Credit Risk Officer, which Mr. Houghton held since 2007.
R. Parrish Little. Mr. Little, age 50, joined HomeTrust Bank in March 2015 as Executive Vice President and Chief Risk Officer.  Mr. Little has more than 25 years of experience in the financial services industry serving in internal audit and risk management leadership positions. He began his career in banking with Citizens & Southern National Bank (Bank of America) in Columbia, S.C. as an auditor.  In 1995 he managed and led audit initiatives with Fleet Financial Group's (Bank of America) mortgage lending operations. He served in several leadership roles with Bank of America in Greensboro and Charlotte, N.C. from 1997 to 2007, during which time he was promoted to Senior Vice President. He joined First Citizens Bank and Trust in Columbia, South Carolina in 2008 as Director of Risk Management. In his most recent role there, which he held prior to joining HomeTrust Bank, he served as Chief Audit Executive of First Citizens Bank and Trust and directed the Internal Audit team.
Director Independence
The Company's Board of Directors has determined that the following directors, constituting a majority of the Board, are "independent directors," as that term is defined in Rule 5605(a)(2) of the Listing Rules of the NASDAQ Stock Market ("NASDAQ"): Biesecker, Dinsmore, Goforth, James, Kendall, Koontz, McFarland, Melville and Williams.
Board Leadership Structure and Role in Risk Oversight
Leadership Structure. We currently combine the positions of Chief Executive Officer and Chairman into one position. We believe that this structure is appropriate because of the primarily singular operating environment of the Company and HomeTrust Bank, with our predominant focus on being a provider of retail financial services. Having the Chief Executive Officer and Chairman involved in the daily operations of this focused line of operations improves the communication between management and the Board and ensures that the Board's interest is represented in our daily operations, particularly with regard to risk management. Because the Chairman and Chief Executive Officer positions are currently combined, the Board of Directors decided to designate a non-management director (currently Director Williams) to serve as lead director. The lead director is responsible for presiding over executive sessions of the non-management directors held outside the presence of the Chairman, and for serving as a liaison between the non-management directors and the Chairman.

Role in Risk Oversight. Risk is inherent with the operation of every financial institution, and how well an institution manages risk can ultimately determine its success. We face a number of risks, including but not limited to credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputation risk. Management is responsible for the day-to-day management of the risks we face, while the Board has ultimate responsibility for the oversight of risk management. The Board believes that risk management, including setting appropriate risk limits and monitoring mechanisms, is an integral component and cannot be separated from strategic planning, annual operating planning, and daily management of our business. Consistent with this approach as well as based on the belief that certain risks require an oversight focus that a Board committee can better provide, the Board has delegated the oversight of certain risk areas to certain committees of the Board. The responsibilities of the Executive and Risk Committee of the Board of Directors include enterprise risk management, which encompasses the primary risks faced by HomeTrust Bank in its operations. The responsibilities of the Audit Committee of the Board of Directors include assisting the Board with respect to potential financial risks to the Company.  The responsibilities of the Compensation Committee of the Board of Directors include the consideration of risks in connection with incentive and other compensation programs. See "—Board Meetings and Committees." These committees regularly provide reports of their activities and recommendations to the full Board. In addition, members of senior management regularly attend meetings of the Board to report to the Board on the primary areas of risk that we face.
Cybersecurity risk is a key consideration in the operational risk management capabilities at HomeTrust Bank. We maintain a formal information security management program, which is subject to oversight by, and reporting to, the Executive and Risk Committee. Given the nature of our operations and business, including the Bank's reliance on relationships with various third-party providers in the delivery of financial services, cybersecurity risk may manifest itself through various business activities and channels, and it is thus considered an enterprise-wide risk that is subject to control and monitoring at various levels of management throughout the Bank. The Executive and Risk Committee oversees and reviews reports on significant matters of corporate security, including cybersecurity. We also maintain specific cyber insurance through our corporate insurance program, the adequacy of which is subject to review and oversight by the Executive and Risk Committee as well.
Board Meetings and Committees
The current members of the Boards of Directors of the Bank and the Company are identical.  Meetings of the Company's and the Bank's Boards of Directors are generally held eight times per year.  In those months when the Boards of Directors do not meet, the Boards' Executive and Risk Committee meets.  During the fiscal year ended June 30, 2018, the Board of Directors of the Company held ten meetings and the Board of Directors of the Bank held ten meetings.  During fiscal year 2018, no incumbent director attended fewer than 75% of the aggregate of the total number of meetings of each Board and the total number of meetings held by the committees of each Board on which committees he or she served during the period in which he or she served.
The Company's Board of Directors has the following standing committees, which are summarized below: Audit Committee (Audit, Compliance and Enterprise Risk Management Committee prior to January 29, 2018); Compensation Committee; Executive and Risk Committee (Executive Committee prior to January 29, 2018); Governance and Nominating Committee; and Investment Committee.   On January 29, 2018, the risk management-related responsibilities of the Audit, Compliance and Enterprise Risk Management Committee were transferred to the Executive Committee, and these two committees were re-named the "Audit Committee" and the "Executive and Risk Committee," respectively.
Audit Committee.  The Audit Committee is currently comprised of Directors Dinsmore (Chairman), Kendall, Koontz, McFarland, Melville, and Williams each of whom is "independent," as independence for audit committee members is defined in the NASDAQ Listing Rules.  The Company's Board of Directors has determined that each of Mr. Dinsmore and Ms. Kendall is an "audit committee financial expert," as defined in Item 407(d)(5) of SEC Regulation S-K.

The Audit Committee operates under a written charter adopted by the Company's Board of Directors, a copy of which is available on the Company's website, located at www.htb.com, by clicking "Investor Relations," then "Corporate Information" and then "Governance Documents."  The Audit Committee is appointed by the Company's Board of Directors to provide assistance to the Board in fulfilling its oversight responsibility relating to: the integrity of the Company's consolidated financial statements and the accounting and financial reporting processes; the systems of internal accounting and financial controls; compliance with legal and regulatory requirements and the Company's policies; the annual independent audits of the Company's consolidated financial statements and internal control over financial reporting; the independent auditors' qualifications and independence; the performance of the Company's internal audit department and independent auditors; and any other areas of potential financial risk to the Company specified by its Board of Directors.  The Audit Committee also is responsible for hiring, retaining and terminating the Company's independent auditors.  In addition, the Audit Committee reviews, at least annually, the Company's Code of Ethics and Conduct and if appropriate, makes recommendations for Board approval with respect to modifications or enhancements to the Code, and considers requested waivers from the Code, if any, for directors and executive officers.  The Audit Committee (known as the "Audit, Compliance and Enterprise Risk Management Committee" prior to January 29, 2018) met 17 times in fiscal 2018.
Compensation Committee.  The Compensation Committee is currently comprised of Directors Koontz (Chair), Dinsmore, Goforth and James, each of whom is an "independent director," as that term is defined in the NASDAQ Listing Rules.  The Compensation Committee is responsible for reviewing and evaluating executive compensation and administering the Company's compensation and benefit programs.  The Compensation Committee also is responsible for:
•	reviewing from time to time the Company's compensation and incentive plans and, if the Committee believes it to be appropriate, amending these plans or adopting new plans;
•
overseeing the evaluation of management and determining the compensation for executive officers, including salary, bonus, short-term incentives, long-term incentives and all other forms of compensation, including participation in tax-qualified and non-qualified benefit plans.  This includes evaluating performance following the end of incentive periods and setting specific awards for executive officers;

•	reviewing and approving the amount of the Company's matching and profit sharing contributions under the 401(k) plan each year;
•	performing such duties and responsibilities as may be assigned to the Committee under the terms of any executive or employee compensation plan;
•
reviewing annually all employment contracts of the Company's executive officers and approving the amendment, extension or termination of such contracts as deemed appropriate, and consider any proposed new employment contracts with executive officers;

•
periodically reviewing and recommending to the Board the appropriate level of compensation and the appropriate mix of cash compensation and equity compensation for Board and Board committee service; and

•	overseeing succession planning for the Company's executive management team.
The Compensation Committee operates under a formal written charter, a copy of which is available on the Company's website, located at www.htb.com, by clicking "Investor Relations," then "Corporate Information" and then "Governance Documents." In fiscal year 2018, the Compensation Committee met nine times.
The charter of the Compensation Committee authorizes the committee to retain a consultant to assist the committee in carrying out its responsibilities.  Pursuant to this authority, the Compensation Committee retained the consulting firm of Pearl Meyer & Partners.  For additional information regarding the role of Pearl Meyer, see "Executive Compensation—Compensation Discussion and Analysis-Role of Compensation Consultant."

The charter of the Compensation Committee does not specifically provide for delegation of any of the authorities or responsibilities of the committee.  For a discussion of the role of executive officers in setting executive pay, see "Executive Compensation—Compensation Discussion and Analysis-Role of Executive Officers in Determining Compensation."
Executive and Risk Committee.  The Executive and Risk Committee is currently comprised of Directors Williams (Chairman), Dinsmore, Koontz and Stonestreet.  The Executive and Risk Committee is authorized to exercise the power of the Board of Directors between Board meetings, to the extent permitted by applicable law, and performs the duties of the Loan Committee in the months the full Board of Directors does not meet.  The responsibilities of the Executive and Risk Committee also include:
•	periodically review and approve the Company's enterprise risk management program activities and related frameworks;
•
review and discuss the following with management: the Company's risk appetite statement and risks to corporate strategy; alignment of strategy and business objectives with the Company's stated mission, vision and core values; significant business decisions, including mergers and acquisitions, capital allocations, funding, and dividend-related decisions to understand the risks to the Company; responses to significant fluctuations in the performance of the Company or the risks impacting the Company; and corporate culture and desired behaviors, including responses to instances of deviations from core values;

•
coordinate with other Board committees, including the Audit and Compensation Committees, to assist in the performance of their duties and responsibilities with respect to risk management, to share information and to avoid duplication of efforts;

•	review and approve the Chief Risk Officer's assessment of the risks with employee compensation and incentive practices;
•	review and approve policies, systems and processes for risk data aggregation and model governance;
•
receive and discuss with the Chief Risk Officer the Company's major risk exposures and corporate risk profile and review steps taken by management to monitor, manage and mitigate significant risk exposures;

•	review the activities of management-level committees to identify, monitor and respond to the Company's significant risks;
•	review and approve enterprise risk policies that reflect the Company's risk management philosophies, principles, and risk limits;
•	receive and review reports from the Chief Risk Officer and other members of management regarding the state and maturity of the Company's overall risk management program;
•
receive and review communications from the Chief Risk Officer and other members of management on the results of risk management activities, including any emerging risks and risk topics to enhance the Executive and Risk Committee members' knowledge and awareness of key risks that may impact the Company;

•	review and discuss with management any audit and examination results and other reports from regulatory authorities relating to the Company's risk management activities;
•	review management's process for the reporting of all independent loan review results directly to the full Board;
•	receive and review reports from management at least annually on the Company's insurance program; and

•	review and approve the Company's information security program and receive reports from management on the status of the program activities and any significant risks to the Company or customers.
The Executive and Risk Committee operates under a formal written charter, a copy of which is available on the Company's website, located at www.htb.com, by clicking "Investor Relations," then "Corporate Information" and then "Governance Documents."  The Executive and Risk Committee (known as the "Executive Committee" prior to January 29, 2018) met four times during fiscal year 2018.
Governance and Nominating Committee. The Governance and Nominating Committee is currently comprised of Directors Williams (Chairman), Biesecker, Kendall and Melville, each of whom is an "independent director," as that term is defined in the NASDAQ Listing Rules.  The Governance and Nominating Committee is responsible for identifying and recommending director candidates to serve on the Board of Directors.  Final approval of director nominees is determined by the full Board, based on the recommendations of the Governance and Nominating Committee.  The nominees for election at the annual meeting identified in this proxy statement were recommended to the Board by the Governance and Nominating Committee.
The Governance and Nominating Committee operates under a formal written charter adopted by the Board, a copy of which is available on the Company's website, located at www.htb.com, by clicking "Investor Relations," then "Corporate Information" and then "Governance Documents."  The Governance and Nominating Committee has the following responsibilities under its charter:
•	recommend to the Board the appropriate size of the Board and assist in identifying, interviewing and recruiting candidates for the Board;
•
recommend candidates (including incumbents) for election and appointment to the Board of Directors, subject to the provisions set forth in the Company's charter and bylaws relating to the nomination or appointment of directors, giving consideration to the candidate's particular experience, qualifications, attributes or skills in view of the following criteria, as applicable: honesty/integrity/reputation; commitment to the long-term success of the Company and stock ownership; right fit/collaborative leader/builds consensus/team builder; commitment and time to fulfill responsibilities; ability to read and understand financial statements; expertise in strategic thinking and planning; diversity of Board members; financial management expertise; understanding and knowledge of banking industry and trends; bank accounting expertise, experience as a CPA/CFO/auditor/other relevant experience and/or meets SEC "Audit Committee Financial Expert" definition; director/senior executive of a company comparable in size and/or complexity to the Company (or larger) with recent operating experience; experience with mergers / acquisitions; expertise in technology, including e-commerce and business continuity planning; expertise in enterprise risk management; experience as a human resources executive or related experience in culture change, recruiting and retaining talent; and any other factors that the Governance and Nominating Committee may deem appropriate.  The Governance and Nominating Committee considers these criteria, and any other criteria established by the Board, in the context of an assessment of the operation and needs of the Board as a whole and the Board's goal of maintaining diversity of backgrounds and experience among its members;

•
review nominations submitted by stockholders addressed to the Company's Corporate Secretary that comply with the requirements of the Company's charter and bylaws.  Nominations from stockholders will be considered and evaluated using the same criteria as all other nominations;

•	review proposals submitted by stockholders for business to be conducted at annual meetings of stockholders;
•	determine the criteria for the selection of the Chair and Vice Chair/Lead Director of the Board and make recommendations to the Board for these positions;

•	annually recommend to the Board committee assignments and committee chairs on all committees of the Board, and recommend committee members to fill vacancies on committees as necessary;
•
recommend to the Board a set of corporate governance principles applicable to the Company, review those principles at least annually and perform the responsibilities assigned to the Committee under those principles. Implement other policies regarding corporate governance matters as deemed necessary or appropriate;

•	oversee an annual performance evaluation of the Board;
•	recommend advisory directors and emeritus directors; and
•	perform any other duties or responsibilities delegated to the Committee by the Board.
Nominations of persons for election to the Board of Directors may be made only by or at the direction of the Board of Directors or by any stockholder entitled to vote for the election of directors who complies with the notice procedures.  Pursuant to the Company's bylaws, nominations for directors by stockholders must be made in writing and received by the Corporate Secretary of the Company at the Company's principal executive offices no earlier than 120 days prior to the meeting date and no later than 90 days prior to the meeting date. If, however, less than 100 days' notice or public announcement of the date of the meeting is given or made to stockholders, nominations must be received by the Company not later than the close of business on the tenth day following the earlier of the day on which notice of the date of the meeting was mailed or otherwise transmitted or the day on which public announcement of the date of the meeting was first made. In addition to meeting the applicable deadline, nominations must be accompanied by certain information specified in the Company's bylaws.
The Governance and Nominating Committee met four times during fiscal year 2018.
Investment Committee.  The Investment Committee is currently comprised of Directors Biesecker (Chairman), Goforth, James and McFarland.  The Investment Committee is responsible for the approval of the Company's investment strategies and for monitoring the Company's investment performance. During fiscal 2018, the Investment Committee met two times.
Stockholder Communications with Directors
Stockholders may communicate with the Board of Directors by writing to: Tony J. VunCannon, Executive Vice President, Chief Financial Officer, Corporate Secretary and Treasurer, HomeTrust Bancshares, Inc., 10 Woodfin Street, Asheville, North Carolina 28801.
Board Member Attendance at Annual Stockholder Meetings
Although the Company does not have a formal policy regarding director attendance at annual stockholder meetings, directors are expected to attend these meetings absent extenuating circumstances.  Each person then serving as a director attended the Company's last annual meeting of stockholders.

Director Compensation
The current members of the Boards of Directors of the Bank and the Company are identical.  The following table sets forth certain information regarding the compensation earned, for service as a director, by each individual who served on the Company's Board of Directors during fiscal 2018 other than Mr. Stonestreet, the Company's Chairman, President and Chief Executive Officer.  During fiscal 2018, Mr. Stonestreet did not receive any compensation for his service as a director.   For information regarding Mr. Stonestreet's compensation for service as n executive officer, see "Executive Compensation."

Name	Fees Earned Or Paid in Cash ($)	Stock Awards ($)(3)	Option Awards ($)(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(5)	All Other Compensa- tion ($)(6)	Total ($)

Sidney A. Biesecker(1)	$35,000	$18,200	$9,268	---	---	$62,468
Robert G. Dinsmore, Jr.	$57,600	$18,200	$9,268	$497	---	$85,565
J. Steven Goforth	$38,200	$18,200	$9,268	$3,113	$31,170	$99,951
Robert E. James, Jr.	$37,200	---	$6,620	---	---	$43,820
Laura C. Kendall	$41,200	---	$6,620	---	---	$47,820
Craig C. Koontz	$50,800	$18,200	$9,268	$24,540	---	$102,808
Larry S. McDevitt(2)	$25,300	---	---	$8,915	$90,964	$125,179
F.K. McFarland, III	$41,200	$18,200	$9,268	$10,201	---	$78,869
Peggy C. Melville(1)	$41,800	$18,200	$9,268	$1,657	---	$70,925
Richard T. Williams	$52,200	---	$6,620	$5	---	$58,825
_______________
(1)
Mr. Biesecker and Ms. Melville are former employees of HomeTrust Bank.  Information regarding compensation provided to them during fiscal 2018 for their service as former employees is provided under "Transactions with Related Persons."

(2)	Mr. McDevitt retired as a director of the Company and the Bank on November 27, 2017.
(3)
Represents the grant date fair value under Accounting Standards Codification Topic No. 718, Compensation-Stock Compensation ("ASC Topic 718"), of an award of 700 shares of restricted stock to each of Messrs. Biesecker, Dinsmore, Goforth, Koontz, and McFarland and Ms. Melville, which is scheduled to vest in full on February 11, 2019.  The assumptions used in the calculations of the grant date fair value amounts are included in Note 16 of the Notes to Consolidated Financial Statements contained in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2018 filed with the SEC.  As of June 30, 2018, each of Messrs. Biesecker, Goforth, Koontz, and McFarland and Ms. Melville held 700 unvested shares of restricted stock, Mr. Dinsmore held 2,110 unvested shares of restricted stock and each of Messrs. James and Williams and Ms. Kendall held 4,000 unvested shares of restricted stock.

(4)
Represents the grant date fair value under ASC Topic 718 of an award of an option to purchase 1,400 shares of common stock to each of Messrs. Biesecker, Dinsmore, Goforth, Koontz, and McFarland and Ms. Melville, and an option to purchase 1,000 shares of common stock to each of Messrs. James and Williams and Ms. Kendall, which is scheduled to vest in full on February 11, 2019.  The assumptions used in the calculations of the grant date fair value amounts are included in Note 16 of the Notes to Consolidated Financial Statements contained in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2018 filed with the SEC. As of June 30, 2018, each of Messrs. Biesecker, Dinsmore, Goforth, Koontz, McDevitt and McFarland and Ms. Melville held options to purchase 41,400 shares of common stock and each of Messrs. James and Williams and Ms. Kendall held options to purchase 11,000 shares of common stock.

(5)
Includes the aggregate of (i) the change in the actuarial present value of the director's accumulated benefit under HomeTrust Bank's Director Emeritus Plan (the "Director Emeritus Plan") from June 30, 2017 to June 30, 2018 and (ii) above market interest on amounts deferred under HomeTrust Bank's non-qualified deferred compensation plan (the "Deferred Compensation Plan"), respectively, as follows: Mr. Biesecker – (i) $0 and (ii) $0; Mr. Dinsmore – (i) $0 and (ii) $497; Mr. Goforth – (i) $(26,926), reflected as zero in the table per SEC rules, and (ii) $3,113; Mr. James – (i) $0 and (ii) $0; Ms. Kendall – (i) $0 and (ii) $0; Mr. Koontz – (i) $24,289 and (ii) $251; Mr. McDevitt – (i) $8,237 and (ii) $678; Mr. McFarland – (i) $9,783 and (ii) $418; Ms. Melville – (i) $(1,224), reflected as zero in the table per SEC rules, and (ii) $1,657; and Mr. Williams – (i) $0 and (ii) $5.  Messrs. Biesecker, Dinsmore, James, and Williams and Ms. Kendall currently do not participate in the Director Emeritus Plan.  For additional information, see "—Director Emeritus Plan."
The amount for Mr. McDevitt also reflects the change in the actuarial present value of his remaining accumulated benefit under his Retirement Payment Agreement (as defined below), as follows, reflected as zero in the table per SEC rules: Mr. McDevitt – $(58,574).  Mr. McDevitt and Ms. Melville are the only persons listed in the table who have Retirement Payment Agreements.  Compensation amounts for fiscal 2018 for Ms. Melville under her Retirement Payment Agreement are provided under "Transactions with Related Persons—Peggy C. Melville."

(6)
For Mr. McDevitt, includes payments under his Retirement Payment Agreement of $73,464 and payments under the Director Emeritus Plan of $17,500. For Mr. Goforth, includes distributions under the Director Emeritus Plan of $31,170.

Director Retainer and Fees
Each non-employee director of HomeTrust Bank is currently paid an annual retainer of $15,000, plus $2,000 for each Board meeting attended and $600 for each Board committee meeting attended.  For Board and Board committee meetings held by telephone, the fee amounts may be less depending on the duration of the meeting.  No fee is paid for the first three special Board meetings held in person each fiscal year or for the first three special Board meetings held by telephone each fiscal year.  During fiscal 2018, the chairs of the Audit, Compensation and Governance and Nominating Committees (currently Messrs. Dinsmore, Koontz and Williams, respectively) were paid additional annual retainers of $10,000, $5,000 and $5,000, respectively, and the Vice Chair and Lead Director (currently Mr. Williams) was paid an additional annual retainer of $15,000. Directors who are also employees of HomeTrust Bank do not receive an annual retainer or other fees for serving on the Board.
Certain of the directors listed in the table under "Director Compensation" above serve on HomeTrust Bank Community Boards.  Mr. Goforth is a member of the HomeTrust Bank Community Board in Shelby, Mr. McFarland is chair of the HomeTrust Bank Community Board in Tryon, Messrs. Biesecker and Koontz are members of the HomeTrust Bank Community Board in Lexington, and Ms. Melville is chair of the HomeTrust Bank Community Board, Haywood County.  During fiscal 2018, the directors of HomeTrust Bank who serve as community board members were not provided with additional compensation for such service.
Equity-Based Compensation
At the Company's annual meeting of stockholders held on January 17, 2013, its first meeting of stockholders following the July 2012 mutual-to-stock conversion of HomeTrust Bank, the Company's 2013 Omnibus Incentive Plan (the "Omnibus Plan") was approved.  The Omnibus Plan allows for the grant of stock options, stock appreciation rights, restricted stock, restricted share units and cash awards to eligible participants.  The Omnibus Incentive Plan is similar to equity-based incentive plans adopted by other newly converted thrift institutions.
In February 2013, the Company's non-employee directors at that time (which included Messrs. Biesecker, Dinsmore, Goforth, Koontz, McDevitt and McFarland and Ms. Melville) were each granted stock options and shares of restricted stock, with each award vesting in five equal annual installments commencing on the first anniversary of the grant date.  Mr. Dinsmore, who received a smaller grant of equity awards in fiscal 2013 than the other non-employee directors because he had fewer years of service than the other non-employee directors and first joined the Board in fiscal 2013, was granted additional stock options and shares of restricted stock in March 2014.  In February 2017, Mr. James, Ms. Kendall and Mr. Williams, who became directors in fiscal 2016, were each  granted stock options and shares of restricted stock, with each award vesting in five equal annual installments commencing on the first anniversary of the grant date.
With the last vesting date of the initial equity awards under the Omnibus Plan occurring in February 2018, the Compensation Committee determined at that time to grant additional equity awards to the non-employee directors to ensure they remained sufficiently incented. The Compensation Committee also determined that, beginning in fiscal 2018, the Company should transition to granting equity awards to the non-employee directors on an annual basis.  Accordingly, the Compensation Committee intends to grant, each year, to the non-employee directors a portion of the amount of stock options and restricted stock that previously would have been awarded in a single grant, with full vesting generally to occur on the first anniversary of the grant date.
In February 2018, Messrs. Biesecker, Dinsmore, Goforth, Koontz and McFarland and Ms. Melville were each awarded an option to purchase 1,400 shares of the Company's common stock at an exercise price per share of $26.00 (the closing price of the Company's common stock on the date of grant), vesting in full on the first anniversary of the grant date, and 700 shares of restricted stock, vesting in full on the first anniversary of the grant date.  Also, in February 2018, Mr. James, Ms. Kendall and Mr. Williams were each awarded an option to purchase 1,000 shares of the Company's common stock at an exercise price per share of $26.00 (the closing price of the Company's common stock on the date of grant), vesting in full on the first anniversary of the grant date.
Director Emeritus Plan
Under the Director Emeritus Plan, upon termination of service as a director other than for cause, a participating director becomes an emeritus director and is entitled to be paid a monthly director emeritus fee as set forth in his or her joinder agreement to the Director Emeritus Plan, for the benefit period specified in the joinder agreement.  Directors Biesecker and Stonestreet do not currently participate in the Director Emeritus Plan.  Directors Biesecker and Stonestreet are entitled to additional benefits under HomeTrust Bank's Executive Supplemental Retirement Income Plan (the "SERP").   Directors Dinsmore, James, Kendall and Williams do not participate in the Director Emeritus Plan, and it is expected that no future director will participate in the Director Emeritus Plan.

The specific Director Emeritus Plan benefits of each of the directors and former directors listed in the table under "Director Compensation" above who currently participate in the Director Emeritus Plan are described below.  Each such participant is 100% vested in his or her benefits under the Director Emeritus Plan.
Director Koontz and Former Director McDevitt.  Under their joinder agreements, each of Director Koontz and Former Director McDevitt is entitled to a 20-year director emeritus benefit in the annual amount of $30,000, with such amount increasing 5% per year after the first year of the benefit period.
Directors Melville and McFarland. Under their joinder agreements, each of Directors Melville and McFarland is entitled to a 20-year director emeritus benefit in the annual amount of $16,193, with such amount increasing 5% per year after the first year of the benefit period.  Ms. Melville, who retired from HomeTrust Bank as an employee in 2008, also is entitled to a benefit under the SERP.  See "Transactions with Related Persons-Peggy C. Melville."
Director Goforth.  Under his joinder agreement, Director Goforth is entitled to (i) a 20-year director emeritus benefit in the annual amount of $18,000, with such amount increasing 5% per year after the first year of the benefit period, and (ii) a 20-year director emeritus benefit, with the annual payout amount starting at $12,000 in Year 1 and increasing to $44,638 in Year 20.
Retirement Payment Agreements
HomeTrust Bank is a party to a retirement payment agreement ("Retirement Payment Agreement") with each of Former Director McDevitt and Director Melville pursuant to which each of them is entitled to a monthly retirement benefit for a ten-year period commencing at a designated age (age 70 for Former Director McDevitt and age 65 for Director Melville).  The retirement benefits are in consideration for each person's waiver of an agreed-upon amount of director fees (in the case of Former Director McDevitt) or salary (in the case of Director Melville) for five years after entering into the Retirement Payment Agreement.  These benefits are funded by life insurance policies payable to HomeTrust Bank in the event of the person's death.  The Retirement Payment Agreements with Mr. McDevitt and Ms. Melville were entered into in 1987.  The (i) amount of compensation waived per month by each director and (ii) the monthly retirement benefit payable to each director are as follows: Mr. McDevitt – (i) $800 and (ii) $6,122; and Ms. Melville – (i) $200 and (ii) $1,190.
Compensation amounts for fiscal 2018 for Mr. McDevitt under his Retirement Payment Agreement are included in the table under "Director Compensation" above.  The compensation amounts for fiscal 2018 for Ms. Melville under her Retirement Payment Agreement (which related to her prior service as an employee of HomeTrust Bank) are provided under "Transactions with Related Persons—Peggy C. Melville."
Stock Ownership Guidelines
Effective September 1, 2017, we adopted stock ownership guidelines applicable to our directors and executive officers in order to further align their interests with the interests of our stockholders.  These guidelines are described under "Executive Compensation—Compensation Discussion and Analysis-Stock Ownership Guidelines."

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
Introduction. In this section, we provide an overview and analysis of our compensation programs, the material compensation policy decisions we have made under those programs, and the material factors we considered in making those decisions. Following this section, you will find a series of tables containing specific information about compensation paid or payable to the following individuals, whom we refer to as our "named executive officers":
•	Dana L. Stonestreet, Chairman, President and Chief Executive Officer;
•	C. Hunter Westbrook, Senior Executive Vice President and Chief Operating Officer (Executive Vice President and Chief Banking Officer prior to October 1, 2018);
•	Tony J. VunCannon, Executive Vice President, Chief Financial Officer, Corporate Secretary and Treasurer;
•	Howard L. Sellinger, Executive Vice President and Chief Information Officer; and
•	Keith J. Houghton, Executive Vice President and Chief Credit Officer.
The discussion below is intended to help you understand the detailed information provided in those tables and put that information into context within our overall compensation program.
Executive Summary of Key Compensation Decisions. Our key compensation-related decisions during and subsequent to fiscal 2018 included the following:
•
increases in base salaries for fiscal 2018, effective October 1, 2017, based on the Compensation Committee's decision to increase the named executive officers' base salaries to levels that would approximate the 50th percentile of the survey benchmark data for their positions;

•	the payment of cash awards under the Company's performance-based short-term incentive program based on performance during fiscal 2018;
•	the granting of equity-based awards under the Company's Omnibus Plan to the named executive officers;
•
effective September 11, 2018, reducing the change in control severance benefits under, and making other changes to, our employment agreements with Messrs. Stonestreet, Westbrook, VunCannon and Sellinger and our change in control severance agreement with Mr. Houghton to more closely align these agreements with market-based terms and best practices in the executive compensation area; and

•	increases in base salaries for fiscal 2019, effective October 1, 2018.

Best-Practice Compensation Approaches.  To support long-term value creation, we follow good governance practices, including the following:

Minimum performance requirements and capped payouts	Our annual incentives require minimum levels of performance before amounts are earned and these incentives also have a cap on maximum payouts.
Appropriate risk-taking	We set achievable performance goals that are centered around our internal financial plan, which we believe will not encourage risk taking outside the range of risk inherent in our business.
Clawback provisions	Our annual incentives are subject to clawback if we are required to restate our financial results.
Limited Perquisites
Other than providing Mr. Stonestreet with a company automobile and providing Mr. Westbrook with an automobile allowance, we currently do not provide the named executive officers with any perquisites or other personal benefits.

No golden-parachute excise tax gross-ups	We have not entered into any agreements that provide a golden parachute excise tax gross-up in the event of a change in control.
"Double-trigger" severance benefits in the event of a change in control
In the event of a change in control, the payment of severance benefits to the named executive officers under their employment (Messrs. Stonestreet, Westbrook, VunCannon and Sellinger) and change in control severance (Mr. Houghton) agreements are set to a "double trigger."  This means that these severance benefits will not be paid unless there is also a qualifying termination of employment upon or after the change in control.

No repricing or exchanges of underwater stock options	Our Omnibus Plan prohibits the repricing or exchange of underwater stock options without stockholder approval.
Significant stock ownership requirement
Our executive officers and directors are required to accumulate and hold our common stock equal to a multiple of base salary (three times base salary for Mr. Stonestreet and one times base salary for each of the other named executive officers) or annual Board retainer (five times annual retainer for each non-employee director).

No hedging or pledging	Our executive officers and directors are prohibited from hedging or pledging our securities.

Say on Pay.  As an "emerging growth company," as defined in the Securities Act of 1933 and the Securities Exchange Act of 1934, each as modified by the Jumpstart Our Business Startups Act of 2012 (commonly referred to as the "JOBS Act"), we had been exempt, since our initial public offering, from the requirement under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the "Dodd-Frank Act") and the SEC's implementing rules to include a non-binding vote to approve the compensation of our executives in our proxy statement at least once every three years, commonly known as a "say on pay vote," and from the requirement under the Dodd-Frank Act and the SEC's implementing rules to include in our proxy statement at least once every six years, a non-binding vote on whether a say on pay vote should be held every year, every two years or every three years, commonly known as a "say on pay frequency vote."  We are including both a say on pay vote and a say on pay frequency vote in this proxy statement because our status as an emerging growth company ended on June 30, 2018.  See "Proposal II. Advisory (Non-Binding) Vote on Executive Compensation" and "Proposal III. Advisory (Non-Binding) Vote on the Frequency of Future Advisory Votes on Executive Compensation."

Compensation Philosophy and Objectives.  The Compensation Committee of the Board of Directors administers our compensation and benefit programs.  The Compensation Committee is responsible for setting and administering the policies which govern executive compensation. Our current compensation philosophy is designed to:
•	attract the right people and retain top performers;
•	be competitive with other companies of similar size and complexity;
•	reward and motivate behaviors consistent with our culture and values;
•	inspire and motivate employees, both individually and as a team, to execute our vision, business strategy and drive for enduring customer satisfaction; and
•	differentiate rewards for our top performers through performance-based compensation.
In addition to base salary and bonuses, the Compensation Committee considers the full compensation package provided to the individual, including equity-based compensation, deferred compensation and retirement plan benefits, health benefits and other benefits.
In setting the named executive officers' compensation levels, the Compensation Committee typically reviews proxy statement data of compensation paid to the executive officers of other community banks and thrifts comparable to us in size and complexity.  The most recent such analysis, which was done in conjunction with a review of our compensation program by Pearl Meyer (see "-Role of Compensation Consultant"), included the following institutions, which ranged in asset size from $1.7 billion to $5.7 billion:
Access National Corporation	American National Bankshares, Inc.
Bryn Mawr Bank Corporation	City Holding Company
CNB Financial Corporation	Community Trust Bancorp, Inc.
Farmers National Banc Corp.	FB Financial Corporation
First Bancorp (NC)	First Community Bancshares, Inc.
First Defiance Financial Corp.	Franklin Financial Network, Inc.
Peoples Bancorp Inc.	Republic Bancorp, Inc.
Southern National Bancorp of Virginia, Inc.	Stock Yards Bancorp, Inc.
Summit Financial Group, Inc.	United Community Financial Corp.
Univest Corporation of Pennsylvania

In addition to proxy statement data, Pearl Meyer analyzes the compensation paid to our executive officers using national survey data for the banking industry and selects a scope of institutions comparable to us in asset size.
Base Salaries.  We seek to provide our named executive officers and other executives with a competitive annual base salary. We do so in order to attract and retain an appropriate caliber of talent for the position. Our base salary levels reflect a combination of factors, including competitive pay levels and the executive's experience and tenure, individual performance and job responsibilities. We generally review salary levels annually to recognize these factors.
Effective October 1, 2017, the base salary of each named executive officer other than Mr. Westbrook increased by 4.00% and the base salary of Mr. Westbrook increased by 8.00%, resulting in base salaries of $510,000 for Mr. Stonestreet, $334,000 for Mr. Westbrook, $241,000 for Mr. VunCannon, $241,000 for Mr. Sellinger and $225,000 for Mr. Houghton.  The base salaries were increased to the levels that would approximate the 50th percentile of the survey benchmark data for their positions.

Effective October 1, 2018, the base salaries of Messrs. Stonestreet, Westbrook, VunCannon, Sellinger, and Houghton increased by 3.00%, 12.00%, 4.00%, 4.00%, and 4.00%, respectively, to $525,300, $374,080, $250,640, $250,640, and $234,000, respectively.  The base salary of Mr. Westbrook was increased primarily to reflect his promotion to Senior Executive Vice President and Chief Operating Officer effective October 1, 2018 and the additional responsibilities this new position entails.  The increases in the base salaries of the other executive officers were merit-based and to maintain such salaries at approximately the 50th percentile of the survey benchmark data for their positions.
Annual Incentives. Under the HomeTrust Bancshares, Inc. Strategic Operating Committee Incentive Program (the "SOC Incentive Program"), members of our strategic operating committee (which includes our named executive officers), are eligible to earn an annual cash bonus ranging from 50% to 150% of their targeted incentive award opportunities based on the extent to which certain weighted performance goals have been achieved relative to a targeted level of performance.  Executive officers receive a payout of 50% of their targeted incentive award opportunities if actual performance under all performance goals is at the threshold (minimum) level of performance, 100% of their targeted incentive award opportunities if actual performance under all performance goals is at the targeted level of performance, and 150% of their targeted incentive award opportunity if actual performance under all performance goals is at or above the stretch (maximum) level of performance, subject to the discretion of the Compensation Committee to reduce or eliminate awards.
Awards for fiscal 2018 were "cash awards" under the Company's Omnibus Plan, funded and paid in accordance with the SOC Incentive Program based on the Company having positive operating earnings for the fiscal year, which is among the qualifying performance measures approved by the Company's stockholders as part of the Omnibus Plan.  By structuring these awards in this manner, it was intended that the awards would qualify as "performance-based compensation" that is exempt from the $1 million deductibility limit of Section 162(m) of the Internal Revenue Code, which generally applies to compensation paid to certain executive officers of publicly held corporations.  As part of the Tax Cut and Jobs Act, which was enacted in December 2017, the "performance-based compensation" exemption was eliminated for arrangements entered into after November 2, 2018.  As a result, this exemption will not be available for awards under the SOC Incentive Program for years subsequent to fiscal 2018.
For fiscal 2018, the targeted incentive award opportunities (as a percentage of base salary) for Messrs. Stonestreet, Westbrook, VunCannon, Sellinger and Houghton under the SOC Incentive Program were: 55%, 40%, 30%, 30% and 30%, respectively.  For Mr. Stonestreet, the SOC Incentive Program performance measures and weightings for fiscal 2018 were as follows: adjusted net income (50% weighting); efficiency ratio (15% weighting); total loans (15% weighting); and functional team goals (20% weighting). For each of the other named executive officers, the SOC Incentive Program performance measures for fiscal 2018 were as follows: adjusted net income (40% weighting); efficiency ratio (15% weighting); total loans (15% weighting); and functional team goals (30% weighting).
The Company's adjusted net income for fiscal 2018 (a 50% weighting in determining the bonus payable to Mr. Stonestreet and a 40% weighting in determining the bonuses payable to each of the other named executive officers) was $24.0 million, which exceeded the threshold and target levels of performance of $18.9 million and $21.0 million, respectively, but was lower than the stretch level of performance of $25.2 million.  The adjusted net income amount for fiscal 2018 excludes adjustments of $16.0 million related to the Tax Cut and Jobs Act, gain on sale of fixed assets (net of tax) of $115 thousand and a state tax benefit of $142 thousand from the reevaluation of various state deferred tax assets.  The Company's adjusted efficiency ratio for fiscal 2018 (a 15% weighting in determining the bonuses payable to all named executive officers) was 67.94%, which was lower (i.e., better) than the threshold and target levels of performance of 72.40% and 70.07%, respectively, but higher than the stretch level of performance of 67.79%.  The adjusted efficiency ratio for fiscal 2018, which was calculated by dividing total non-interest expense of $82.7 million by total income of $121.7 million, excludes from total non-interest expense core deposit intangible amortization of $2.6 million and excludes from total income gains on sale of fixed assets of $164 thousand.  The Company's total loans (excluding purchased home equity lines of credit) at the end of fiscal 2018 (a 15% weighting in determining the bonuses payable to all named executive officers) were $2.36 billion, which was higher than the threshold level of performance of $2.32 billion, equal to the target level of performance of $2.36 billion, but lower than the stretch level of performance of $2.45 billion.

With regard to functional team goals (a 20% weighting in determining the bonus payable to Mr. Stonestreet and a 30% weighting in determining the bonuses payable to each of the other named executive officers), all were determined to have been met at or above the target level of performance.  In the case of Mr. Stonestreet, who leads and is ultimately responsible for the performance of the other members of our strategic operating committee, goals achieved reflect those collectively achieved by the other members of the strategic operating committee.  In the case of Mr. Westbrook, goals achieved included growing the loan portfolio, the development of the equipment finance and Small Business Administration (SBA) lines of business and increasing non-interest income.  In the case of Mr. VunCannon, goals achieved included implementing wholesale funding strategies, enhancing financial reporting, implementing new budget management software, implementing wholesale leveraging strategies and optimizing Sarbanes-Oxley Section 404 compliance and efficiency.  In the case of Mr. Sellinger, goals achieved included evaluation of a new core information system, implementing a new equipment finance core system, and progress on a new small business lending platform.  In the case of Mr. Houghton, goals achieved included enhancing the process for credit policy exception management, enhancing customer service by providing timely responses to credit requests, the performance of the loan portfolio, improving the Bank's credit culture and successfully managing problem assets.
The bonus amounts payable for fiscal 2018 to the named executive officers are set forth in the Summary Compensation Table under the "Non-Equity Incentive Plan Compensation" column.
For fiscal 2019, the targeted incentive award opportunities (as a percentage of base salary) for Messrs. Stonestreet, Westbrook, VunCannon, Sellinger and Houghton under the SOC Incentive Program will be: 55%, 40%, 30%, 30% and 30%, respectively.  For Mr. Stonestreet, the SOC Incentive Program performance measures and weightings for fiscal 2019 will be as follows: adjusted net income (50% weighting); efficiency ratio (15% weighting); total loans, excluding purchased home equity lines of credit (15% weighting); and functional team goals (20% weighting). For each of the other named executive officers, the SOC Incentive Program performance measures for fiscal 2019 will be as follows: adjusted net income (45% weighting); efficiency ratio (15% weighting); total loans, excluding purchased home equity lines of credit (15% weighting); and functional team goals (25% weighting).
The SOC Incentive Program document contains a clawback provision, which provides that if we are required to restate our financial statements due to our material non-compliance with any financial reporting requirement, a participant must, unless otherwise determined in the sole discretion of the Committee, reimburse us to the extent any incentive payment to the participant was calculated based on financial results that were required to be restated.
Omnibus Incentive Plan. As discussed under "Director Compensation—Equity-Based Compensation," the Omnibus Plan was approved at the Company's annual meeting of stockholders held on January 17, 2013 following the July 2012 mutual-to-stock conversion of HomeTrust Bank.  Equity-based awards under the Omnibus Plan provide a long-term incentive to award participants and align their interests with the interests of our stockholders by providing the award recipient the opportunity to participate in the appreciation, if any, in the Company's stock price which may occur after the date the award is granted.
In February 2013, the named executive officers employed by the Company at that time (Messrs. Stonestreet, Westbrook, VunCannon and Sellinger) were each granted stock options and shares of restricted stock, with each award vesting in five equal annual installments commencing on the first anniversary of the grant date. Mr. Houghton, who became employed by the Company in March 2014, was granted stock options and shares of restricted stock in March 2014 and March 2016, with each award vesting in five equal annual installments commencing on the first anniversary of the grant date.  Mr. Westbrook was granted additional stock options and additional shares of restricted stock in February 2017, with each award vesting in five equal annual installments commencing on the second anniversary of the grant date.
With the last vesting date of the initial equity awards in 2013 under the Omnibus Plan occurring in February 2018, the Compensation Committee determined at that time to grant additional equity awards to the named executive officers to ensure they remained sufficiently incented.  The Compensation Committee also determined that, beginning in fiscal 2018, the Company should transition to granting some equity awards to the named executive officers on an annual basis.  Accordingly, the Compensation Committee intends to grant, each year, to the named executive officers a portion of the amount of restricted stock that previously would have been awarded in a single grant, with vesting generally continuing to occur over a five-year period starting on the first anniversary of the grant date.  Stock options may be granted from time to time but are not expected to be granted to the named executive officers on an annual basis.

  In February 2018, Messrs. Stonestreet, Westbrook, VunCannon, Sellinger and Houghton were each granted an option to purchase 130,500, 40,000, 25,000, 25,000 and 25,000 shares, respectively, of Company common stock at an exercise price per share of $26.00 (the closing price per share on the grant date), vesting in five equal annual installments commencing on the first anniversary of the grant date, and an additional 24,000, 2,500, 2,000, 2,000 and 2,000 shares, respectively, of restricted stock, vesting in five equal annual installments commencing on the first anniversary of the grant date.  With respect to Mr. Stonestreet's awards, 48,000 of the option shares and 19,000 of the shares of restricted stock represent a one-time retention award (the "One-Time Equity Retention Award") intended to reflect Mr. Stonestreet's prior and continued contributions to the Company as CEO and to serve as an additional performance incentive.
Anti-Hedging and Pledging Policy.  Our executive officers and directors are subject to a policy that specifically prohibits 1) directly or indirectly engaging in hedging or monetization transactions, through transactions in the Company's securities or through the use of financial instruments designed for such purpose; 2) engaging in short sale transactions in the Company's securities; and 3) pledging the Company's securities as collateral for a loan, including through the use of traditional margin accounts with a broker.
Deferred Compensation Plan.  Under HomeTrust Bank's Deferred Compensation Plan, directors and a select group of employees can elect to defer a portion of their cash compensation.  Each of the named executive officers other than Mr. Westbrook currently participates in this plan.  See "—Deferred Compensation Plan."
Executive Medical Care Plan.  HomeTrust Bank maintains an Executive Medical Care Plan (the "EMCP"), which is a nonqualified, deferred compensation plan under which certain key employees are given the opportunity to contribute toward, and to receive employer contributions toward, certain health and long-term care benefits, including the payment of health and long-term care plan premiums and the reimbursement of medical expenses. Each of the named executive officers, other than Messrs. Westbrook and Houghton, currently participates in the EMCP.  For additional information regarding the EMCP and the EMCP benefits of each of the participating named executive officers, see "—Executive Medical Care Plan."
Executive Supplemental Retirement Income Plan (SERP).  Under HomeTrust Bank's SERP, a participating executive is entitled to receive an annual supplemental retirement income benefit as specified in his or her joinder agreement to the SERP master agreement, payable monthly, commencing on his or her benefit eligibility date or on the date specified in his or her joinder agreement.  Unless a different date is specified in the executive's joinder agreement, the benefit eligibility date is the first day of the month next following the later of the month in which the executive attains age 55 or separates from service with the Bank (subject to a six-month delay for employees subject to Section 409A of the Internal Revenue Code to the extent necessary to comply with Section 409A) for any reason other than cause.  Each of the named executive officers other than Messrs. Westbrook and Houghton currently participates in the SERP.  Both the SERP and the Director Emeritus Plan were established by HomeTrust Bank when it was a mutual institution to compensate senior executives and directors for their service to HomeTrust Bank in recognition of the fact that equity incentive plans are not available to mutual institutions.  The Company has fully accrued for the expense associated with the present values of the accumulated benefits under the SERP and the Director Emeritus Plan.  For additional information regarding the SERP and the specific terms of the SERP benefits of each of the participating named executive officers, see "—Executive Supplemental Retirement Income Plan."
KSOP. Effective July 1, 2015, the HomeTrust Bank 401(k) plan and the employee stock ownership plan (the "ESOP") were combined to form the HomeTrust Bank KSOP (the "KSOP").  Participation in the 401(k) component of the KSOP is available to all of our employees who meet minimum eligibility requirements. This plan allows our employees to save money for retirement in a tax-advantaged manner.  During fiscal 2018, we matched employee contributions, to the extent allowed under qualified plan limitations, fifty cents on the dollar up to 6% of compensation.  The ESOP was established in connection with HomeTrust Bank's July 2012 mutual-to-stock conversion and HomeTrust Bancshares' initial public stock offering.  The ESOP component of the KSOP gives eligible employees an equity interest in HomeTrust Bancshares, thereby aligning their interests with the interests of our stockholders, and an additional retirement benefit in the form of HomeTrust Bancshares common stock. Our contributions for fiscal 2018 under this plan to the named executive officers are reflected in the Summary Compensation Table under the "All Other Compensation" column.

Other Employee Benefits. Other benefits, in which all employees generally may participate, include the following: medical and dental insurance coverage, vision care coverage, group life insurance coverage and long- and short-term disability insurance coverage.  HomeTrust Bank reimburses employees with salaries in excess of $100,000 for the premium paid for long-term disability insurance.
Perquisites and Other Personal Benefits. Other than providing Mr. Stonestreet with a company automobile and providing Mr. Westbrook with an automobile allowance, we currently do not provide the named executive officers with any perquisites or other personal benefits.
Employment and Change in Control Severance Agreements.    Effective September 11, 2018, the Company entered into: (i) amended and restated employment agreements with Messrs. Stonestreet, Westbrook and VunCannon; (ii) a new employment agreement with Mr. Sellinger: and (iii) an amended and restated change in control severance agreement with Mr. Houghton.  The new agreements are intended to be more closely aligned with market-based terms and best practices in the executive compensation area.  Key changes from the named executive officers' prior agreements include a significant reduction in change in control severance benefits, a requirement that the executive execute (and not revoke) a general release of claims before receiving severance benefits, a two-year covenant not to compete following termination of employment and an expansion of the post-termination non-solicitation clause to cover customers in addition to employees.
The prior agreements required and the new agreements require a "double trigger" in order for any payments or benefits to be provided to the executive in connection with or following a change in control - in other words, both a change in control and an involuntary termination of employment (which includes a voluntary termination by the executive following a material reduction in his duties, responsibilities or benefits) must occur.  The purpose of providing the change in control payments is to attract and retain top level executives of the highest caliber and mitigate the risk to these executives that their employment will be involuntarily terminated in the event we are acquired.  At the same time, a change in control, by itself, will not automatically trigger a payout, as our intention is to induce the executive to remain employed following a change in control so long as the acquiror so desires without a material reduction in the executive's duties, responsibilities or benefits.
For additional information, see "Employment Agreements with Messrs. Stonestreet, Westbrook, VunCannon and Sellinger and Change in Control Severance Agreement with Mr. Houghton."
Role of Executive Officers in Determining Compensation.  Mr. Stonestreet recommends to the Compensation Committee compensation of the named executive officers other than himself.  Mr. Stonestreet is not involved with any aspect of determining his own compensation.
Role of Independent Compensation Consultant.  The Compensation Committee has engaged Pearl Meyer as its independent compensation consultant to review our executive and director compensation programs and arrangements from time to time.  As a result of these reviews, the base salaries of the named executive officers have been adjusted to reflect market-based levels using peer group and survey data.  See "-Base Salaries."  The Compensation Committee also consulted with Pearl Meyer in connection with the adoption and implementation of the SOC Incentive Program and equity awards granted under the Omnibus Incentive Plan.  See "-Annual Incentives" and "-Omnibus Incentive Plan."
Under its engagement letter, Pearl Meyer acknowledged that it was retained by and performs its services for the Compensation Committee. In performing work for the Compensation Committee, Pearl Meyer interacts with Company management as part of the process for developing information and data required by the Compensation Committee.
The Compensation Committee has assessed the independence of Pearl Meyer pursuant to the NASDAQ Listing Rules and the Compensation Committee has concluded that Pearl Meyer's work for the Compensation Committee has not raised any conflict of interest.

Stock Ownership Guidelines.  Effective September 1, 2017, we adopted stock ownership guidelines applicable to our directors and executive officers in order to further align their interests with the interests of our stockholders.  The minimum levels of common stock ownership under the guidelines are as follows: Chief Executive Officer – three times base salary; other executive officers – one times base salary; and non-employee directors – five times annual Board retainer.  Shares qualifying for purposes of the guidelines include shares owned directly, shares owned indirectly in which the director or executive officer has a pecuniary interest, vested and unvested shares of time-based restricted stock, shares underlying vested and unvested time-based restricted stock units and shares underlying unexercised vested in-the-money stock options using a "net settlement" methodology (i.e., not counting shares that would be withheld upon a net exercise of the option to cover the exercise price and applicable tax obligations).  Unearned performance shares awarded to executive officers do not qualify for purposes of the guidelines.
Existing directors and executive officers have satisfied their minimum levels of ownership as of June 30, 2018, and future directors and executive officers will be required to satisfy their minimum levels of ownership by the end of the five-year period commencing on the next July 1st following their appointment or election as a director or hiring or designation as an executive officer.  Progress toward, and compliance with, the minimum levels of ownership will be assessed following the end of each fiscal year, with the value of stock holdings based on the closing price of our common stock on the last trading day of the applicable fiscal year (referred to as the "determination date").  If an individual does not meet the guidelines as of the applicable determination date, then until he or she meets the guidelines, he or she must retain 50 percent of his or her vested full value shares of common stock acquired as equity compensation after the determination date and is prohibited from selling shares acquired after the determination date upon exercise of stock options, other than shares sold for the purpose of paying the option exercise price and covering any tax obligation.
Violations of the guidelines by executive officers may result in adjustments to incentive-based compensation, including a requirement to receive incentive compensation in the form of Company common stock or the loss of future equity grants.  The Company's Board of Directors has the discretion to enforce the guidelines on a case-by-case basis, including the development of alternative guidelines to avoid the imposition of a severe hardship upon an individual director or executive officer.

Summary Compensation Table
The following table sets forth information concerning the compensation paid to or earned by the named executive officers for fiscal years 2018, 2017 and 2016:
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)(2)		Stock Awards(3)		Option Awards ($)(4)		Non- Equity Incentive Plan Compen- sation	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(5)		All Other Compensation ($)(6)	Total Compensation ($)

Dana L. Stonestreet,	2018	$505,000	$	---		$624,000		$863,910	$358,872		$112,497	$25,033	$2,489,312
Chairman, President and	2017	$483,117	$	---	$	---	$	---	$323,400		$611,266	$50,933	$1,468,716
Chief Executive Officer	2016	$459,103	$	---	$	---	$	---	$293,214		$229,150	$40,488	$1,021,955

C. Hunter Westbrook	2018	$327,813	$	---		$65,000		$264,800	$160,935	$	---	$28,397	$846,945
Senior Executive Vice President	2017	$305,571	$	---		$499,000		$155,136	$148,441	$	---	$24,357	$1,132,505
and Chief Operating Officer (1)	2016	$284,644	$	---	$	---	$	---	$139,211	$	---	$20,184	$444,039

Tony J. VunCannon,	2018	$238,692	$	---		$52,000		$165,500	$92,407		$14,922	$22,810	$586,331
Executive Vice President,	2017	$229,187	$	---	$	---	$	---	$83,436		$13,269	$25,276	$351,168
Chief Financial Officer, Corporate	2016	$221,261	$	---	$	---	$	---	$76,392		$14,391	$20,308	$332,352
Secretary and Treasurer

Howard L. Sellinger,	2018	$238,692	$	---		$52,000		$165,500	$92,298		$33,170	$23,154	$604,814
Executive Vice President	2017	$229,187	$	---	$	---	$	---	$83,436		$18,215	$24,021	$354,859
and Chief Information Officer	2016	$221,261	$	---	$	---	$	---	$76,392		$22,005	$20,184	$339,842

Keith J. Houghton	2018	$222,854	$	---		$52,000		$165,500	$86,272		$522	$21,611	$548,759
Executive Vice President and	2017	$213,592	$	---	$	---	$	---	$77,910		$53	$22,962	$314,517
Chief Credit Officer	2016	$206,335	$	---		$69,400		$45,286	$68,811	$	---	$20,248	$410,080
_____________________
(1)	Prior to October 1, 2018, Mr. Westbrook's position was Executive Vice President and Chief Banking Officer.
(2) (3)
Bonus amounts for fiscal 2018, 2017 and 2016 are reported under the "Non-Equity Incentive Plan Compensation" column.
Represents the grant date fair values under ASC Topic 718 of awards of shares of restricted stock.  The assumptions used in the calculations of the grant date fair value amounts are included in Note 16 of the Notes to Consolidated Financial Statements contained in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2018 filed with the SEC.  For the award of restricted stock to Mr. Stonestreet in fiscal 2018, $494,000 of the grant date fair value represents the restricted stock component of his One-Time Equity Retention Award.   The number of shares and vesting schedule for the restricted stock awards made during fiscal 2018 to the named executive officers are provided in the Grants of Plan-Based Awards table.

(4)
Represents the grant date fair values under ASC Topic 718, as estimated by using the Black-Scholes pricing model, of awards of options to purchase shares of the Company's common stock.  The assumptions used in the calculations of the grant date fair value amounts are included in Note 16 of the Notes to Consolidated Financial Statements contained in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2018 filed with the SEC.  For the stock option award to Mr. Stonestreet in fiscal 2018, $317,760 of the grant date fair value represents the stock option component of his One-Time Equity Retention Award. The number of underlying shares, exercise price and vesting schedule for the option awards during fiscal 2018 to the named executive officers are provided in the Grants of Plan-Based Awards table.

(5)
Amounts under this column for fiscal 2018 present the aggregate of (i) the change in the actuarial present value of the named executive officer's accumulated benefit under the SERP from June 30, 2017 to June 30, 2018, (ii) above market interest on amounts deferred under the Deferred Compensation Plan and (iii) above market interest on amounts deferred under the EMCP, respectively, as follows: Mr. Stonestreet – (i) $90,431; (ii) $10,957; and (iii) $11,109; Mr. Westbrook – (i) $0; (ii) $0;  and (iii) $0; Mr. VunCannon – (i) $10,283; (ii) $1,685; and (iii) $2,954; Mr. Sellinger – (i) $20,000; (ii) $3,145 and (iii) $10,025; and Mr. Houghton – (i) $0; (ii) $522; and (iii) $0.  Amounts under this column for fiscal 2017 present the aggregate of (i) the change in the actuarial present value of the named executive officer's accumulated benefit under the SERP from June 30, 2016 to June 30, 2017, (ii) above market interest on amounts deferred under the Deferred Compensation Plan and (iii) above market interest on amounts deferred under the EMCP, respectively, as follows: Mr. Stonestreet – (i) $595,603; (ii) $4,721; and (iii) $10,942; Mr. Westbrook – (i) $0; (ii) $0;  and (iii) $0; Mr. VunCannon – (i) $9,793; (ii) 726; and (iii) $2,750; Mr. Sellinger – (i) $7,204; (ii) $1,355 and (iii) $9,656; and Mr. Houghton – (i) $0; (ii) $53; and (iii) $0.  Amounts under this column for fiscal 2016 present the aggregate of (i) the change in the actuarial present value of the named executive officer's accumulated benefit under the SERP from June 30, 2015 to June 30, 2016, (ii) above market interest on amounts deferred under the Deferred Compensation Plan and (iii) above market interest on amounts deferred under the EMCP, respectively, as follows: Mr. Stonestreet – (i) $205,687; (ii) $11,361; and (iii) $12,102; Mr. Westbrook – (i) $0; (ii) $0;  and (iii) $0; Mr. VunCannon – (i) $9,326; (ii) $1,748; and (iii) $3,317; Mr. Sellinger – (i) $6,862; (ii) $3,260 and (iii) $11,883; and Mr. Houghton – (i) $0; (ii) $0; and (iii) $0.

(6)
For Messrs. Stonestreet, Westbrook, VunCannon, Sellinger and Houghton, amounts under this column for fiscal 2018 consist of the following:  Mr. Stonestreet –life insurance premiums paid by HomeTrust Bank of $1,510; reimbursement for long-term disability insurance premium paid by Mr. Stonestreet of $1,110; employer contributions under HomeTrust Bank's 401(k) plan of $9,000; and value as of June 30, 2018 of ESOP allocation of $13,413;  Mr. Westbrook –life insurance premiums paid by HomeTrust Bank of $1,503; reimbursement for long-term disability insurance premium paid by Mr. Westbrook of $1,110; employer contributions under HomeTrust Bank's 401(k) plan of $12,371; and value as of June 30, 2018 of ESOP allocation of $13,413; Mr. VunCannon –life insurance premiums paid by HomeTrust Bank of $1,005; reimbursement for long-term disability insurance premium paid by Mr. VunCannon of $1,080; employer contributions under HomeTrust Bank's 401(k) plan of $7,312; and value as of June 30, 2018 of ESOP allocation of $13,413; Mr. Sellinger –life insurance premiums paid by HomeTrust Bank of $1,288; reimbursement for long-term disability insurance premium paid by Mr. Sellinger of $1,082; employer contributions under HomeTrust Bank's 401(k) plan of $7,371; and value as of June 30, 2018 of ESOP allocation of $13,413; Mr. Houghton –life insurance premiums paid by HomeTrust Bank of $950; reimbursement for long-term disability insurance premium paid by Mr. Houghton of $925; employer contributions under HomeTrust Bank's 401(k) plan of $6,323 and value as of June 30, 2018 of ESOP allocation of $13,413.  For Messrs. Stonestreet, Westbrook, VunCannon, Sellinger and Houghton, amounts under this column for fiscal 2017 consist of the following:  Mr. Stonestreet –life insurance premiums paid by HomeTrust Bank of $1,512; reimbursement for long-term disability insurance premium paid by Mr. Stonestreet of $1,110; tax-related reimbursements of $28,189; employer contributions under HomeTrust Bank's 401(k) plan of $6,450; and value as of June 30, 2017 of ESOP allocation of $13,732;  Mr. Westbrook –life insurance premiums paid by HomeTrust Bank of $1,344; reimbursement for long-term disability insurance premium paid by Mr. Westbrook of $1,110; employer contributions under HomeTrust Bank's 401(k) plan of $8,171; and value as of June 30, 2017 of ESOP allocation of $13,732; Mr. VunCannon –life insurance premiums paid by HomeTrust Bank of $1,008; reimbursement for long-term disability insurance premium paid by Mr. VunCannon of $1,107; employer contributions under HomeTrust Bank's 401(k) plan of $9,429; and value as of June 30, 2017 of ESOP allocation of $13,732; Mr. Sellinger –life insurance premiums paid by HomeTrust Bank of $1,008; reimbursement for long-term disability insurance premium paid by Mr. Sellinger of $1,110; employer contributions under HomeTrust Bank's 401(k) plan of $8,171; and value as of June 30, 2017 of ESOP allocation of $13,732; Mr. Houghton –life insurance premiums paid by HomeTrust Bank of $1,008; reimbursement for long-term disability insurance premium paid by Mr. Houghton of $1,044; employer contributions under HomeTrust Bank's 401(k) plan of $7,178 and value as of June 30, 2017 of ESOP allocation of $13,732.  For Messrs. Stonestreet, Westbrook, VunCannon, Sellinger and Houghton, amounts under this column for fiscal 2016 consist of the following:  Mr. Stonestreet –life insurance premiums paid by HomeTrust Bank of $1,512; reimbursement for long-term disability insurance premium paid by Mr. Stonestreet of $727; tax-related reimbursements of $19,883; employer contributions under HomeTrust Bank's 401(k) plan of $7,950; and value as of June 30, 2016 of ESOP allocation of $10,416;  Mr. Westbrook –life insurance premiums paid by HomeTrust Bank of $818; reimbursement for long-term disability insurance premium paid by Mr. Westbrook of $1,000; employer contributions under HomeTrust Bank's 401(k) plan of $7,950; and value as of June 30, 2016 of ESOP allocation of $10,416; Mr. VunCannon –life insurance premiums paid by HomeTrust Bank of $878; reimbursement for long-term disability insurance premium paid by Mr. VunCannon of $1,064; employer contributions under HomeTrust Bank's 401(k) plan of $7,950; and value as of June 30, 2016 of ESOP allocation of $10,416; Mr. Sellinger –life insurance premiums paid by HomeTrust Bank of $818; reimbursement for long-term disability insurance premium paid by Mr. Sellinger of $1,000; employer contributions under HomeTrust Bank's 401(k) plan of $7,950; and value as of June 30, 2016 of ESOP allocation of $10,416; Mr. Houghton –life insurance premiums paid by HomeTrust Bank of $818; reimbursement for long-term disability insurance premium paid by Mr. Houghton of $1,064; and employer contributions under HomeTrust Bank's 401(k) plan of $7,950 and value as of June 30, 2016 of ESOP allocation of $10,416.

Grants of Plan-Based Awards
								All
								Other	All
								Stock	Other
								Awards:	Option		Grant
		Estimated Possible Payouts			Estimated Future			Number	Awards:		Date
					Payouts			of	Number		Fair
		Under Non-Equity			Under Equity			Shares	of	Exercise	Value
		Incentive Plan Awards			Incentive Plan Awards			of	Securities	Price of	of Stock
								Stock or	Underlying	Option	and
	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	Units	Options	Awards	Option
Name	Date	($)(1)	($)(1)	($)(1)	($)	($)	($)	(#)	(#)	($/Sh)	Awards

Dana L. Stonestreet	09/27/17	140,250	280,500	420,750	---	---	---	---	---	---	---
	02/11/18	---	---	---	---	---	---	24,000(2)	---	---	$624,000 (4)
	02/11/18	---	---	---	---	---	---	---	130,500(3)	$26.00	$863,910 (4)

C. Hunter Westbrook	09/27/17	66,800	133,600	200,400	---	---	---	---	---	---	---
	02/11/18	---	---	---	---	---	---	2,500(2)	---	---	$65,000 (4)
	02/11/18	---	---	---	---	---	---	---	40,000(3)	$26.00	$264,800 (4)

Tony J. VunCannon	09/27/17	36,150	72,300	108,450	---	---	---	---	---	---	---
	02/11/18	---	---	---	---	---	---	2,000(2)	---	---	$52,000 (4)
	02/11/18	---	---	---	---	---	---	---	25,000(3)	$26.00	$165,500 (4)

Howard L. Sellinger	09/27/17	36,150	72,300	108,450	---	---	---	---	---	---	---
	02/11/18	---	---	---	---	---	---	2,000(2)	---	---	$52,000 (4)
	02/11/18	---	---	---	---	---	---	---	25,000(3)	$26.00	$165,500 (4)

Keith J. Houghton	09/27/17	33,750	67,500	101,250	---	---	---	---	---	---	---
	02/11/18	---	---	---	---	---	---	2,000(2)	---	---	$52,000 (4)
	02/11/18	---	---	---	---	---	---	---	25,000(3)	$26.00	$165,500 (4)
______________
(1)
For each named executive officer, represents the threshold (i.e. lowest), target and maximum amounts that were potentially payable for fiscal year 2018 under the Company's SOC Incentive Program.  The actual amounts earned under these awards for fiscal year 2018 are reflected in the Summary Compensation Table under the "Non-Equity Incentive Plan Compensation" column.  For additional information regarding the SOC Incentive Program, see "Compensation Discussion and Analysis—Annual Incentives."

(2)
Represents a restricted stock award with the following vesting schedule: 20% increments on February 11, 2019, 2020, 2021, 2022 and 2023.  For the award to Mr. Stonestreet, 19,000 of the shares represent the restricted stock component of his One-Time Equity Retention Award.

(3)
Represents a stock option award with the following vesting schedule: 20% increments on February 11, 2019, 2020, 2021, 2022 and 2023.  For the award to Mr. Stonestreet, 48,000 of the option shares represent the stock option component of his One-Time Equity Retention Award.

(4)
Represents the grant date fair value of the award determined in accordance with ASC Topic 718. The assumptions used in calculating the grant date fair value of the award are included in Note 16 of the Notes to Consolidated Financial Statements contained in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2018 filed with the SEC.  For the award of restricted stock to Mr. Stonestreet, $494,000 of the grant date fair value represents the restricted stock component of his One-Time Equity Retention Award.  For the stock option award to Mr. Stonestreet, $317,760 of the grant date fair value represents the stock option component of his One-Time Equity Retention Award.

Employment Agreements with Messrs. Stonestreet, Westbrook, VunCannon and Sellinger and Change in Control Severance Agreement with Mr. Houghton
Effective September 11, 2018, the Company entered into: (i) amended and restated employment agreements with Messrs. Stonestreet, Westbrook and VunCannon; (ii) a new employment agreement with Mr. Sellinger; and (iii) an amended and restated change in control severance agreement with Mr. Houghton. The Company also entered into amended and restated change in control severance agreements with one other executive officer and two non-executive officers. As further described below, the new employment agreements with Messrs. Stonestreet, Westbrook, VunCannon and Sellinger provide for a lower amount of severance payable under certain circumstances as compared to their prior employment agreements and the new change in control severance agreement with Mr. Houghton revises the method for calculating his cash severance benefit to be consistent with the new employment agreements with the other named executive officers. The new agreements with Messrs. Stonestreet, Westbrook, VunCannon, Sellinger and Houghton also clarify provisions regarding confidential information, add non-competition provisions applicable for two years following termination of employment and expand non-solicitation provisions to cover customers in addition to employees, ensure compliance with Section 409A of the Internal Revenue Code, delete certain regulatory provisions no longer required due to the change in the charter of HomeTrust Bank and make certain other changes.
The new employment agreements with Messrs. Stonestreet and Westbrook provide for three-year terms, the new employment agreement with Mr. VunCannon and the new change in control severance agreement with Mr. Houghton provide for two-year terms and the new employment agreement with Mr. Sellinger provides for a term that will expire on March 1, 2019. The terms of the new employment agreements with Messrs. Stonestreet, Westbrook and VunCannon and the new change in control severance agreement with Mr. Houghton extend by one year on each anniversary of the effective date of the agreement, provided that the Company has not given written notice to the contrary to the executive within a specified period before the anniversary date and provided further that the executive has not received an unsatisfactory performance review by the Board of Directors of the Company or the Bank.  In the case of Mr. Stonestreet, the term of his agreement cannot be automatically extended beyond his 75th birthday, and in the case of Messrs. Westbrook, VunCannon and Houghton, the terms of their agreements cannot be automatically extended beyond their 65th birthday.
Each new employment agreement provides for a minimum annual base salary of not less than the executive's current base salary. As under the prior employment agreements with Messrs. Stonestreet, Westbrook, VunCannon and Sellinger, each new employment agreement entitles the executive to participate in an equitable manner with all other executive officers of the Company and the Bank in such performance-based and discretionary bonuses, if any, as are authorized by the Boards of Directors of the Company and the Bank, and to participate in, to the same extent as executive officers of the Company and the Bank generally, all retirement and other employee benefits and any fringe benefits, and such other benefits as the Board of Directors may provide in its discretion.
Each new employment agreement provides that if the executive is "involuntarily terminated," other than at the time of or within 12 months following a change in control of the Company or the Bank, he will receive (i) monthly payments of one-twelfth of his "cash compensation" for the remaining term of the agreement, (ii) continuation of specified health insurance benefits for the executive and his dependents until their death or the expiration of the remaining term of the agreement (whichever first occurs) and (iii) continuation of specified other insurance benefits until the executive's death or the expiration of the remaining term of the agreement (whichever first occurs). Each new employment agreement further provides that if the executive is involuntarily terminated at the time of or within 12 months following a change in control of the Company or the Bank, then in lieu of the benefits described in the immediately preceding sentence, the executive will receive (i) a lump sum cash amount equal to three times his cash compensation, (ii) continuation of specified health insurance benefits for the executive and his dependents until their death or the three-year anniversary of the date of termination (whichever first occurs) and (iii) continuation of specified other insurance benefits until the executive's death or the three-year anniversary of the date of termination (whichever first occurs). The term "involuntary termination" includes a material diminution in the executive's duties, responsibilities or benefits. The term "cash compensation" is defined as the highest annual base salary rate paid to the executive at any time during his employment by the Company plus the higher of (i) the executive's annual bonus paid during the year immediately preceding the date of termination or (ii) the executive's target bonus for the year in which the date of termination occurs, in each case including any salary or bonus amounts deferred by the executive. The Company's obligation to pay severance or provide benefits under the new employment agreements is expressly conditioned upon the executive executing (and not revoking) a general release of claims.

The prior employment agreements with Messrs. Stonestreet, Westbrook, VunCannon and Sellinger provided that if the executive were involuntarily terminated within the six months preceding, at the time of or within 12 months following a change in control of the Company, in addition to continuation of cash compensation and other benefits for the remaining term of the agreement, he would be entitled to a lump sum payment of 299% of his "base amount" under Section 280G of the Internal Revenue Code, which is a five-year average of salary, bonuses and all other taxable income (including the vesting of restricted stock and any income realized upon exercise of stock options). This would have resulted in substantially greater change in control severance benefits for the executive than is now provided under the new employment agreements.
The change in control severance payments under the prior employment agreements were subject to cutback to the extent such payments would, or together with other payments would, be nondeductible under Section 280G of the Internal Revenue Code. Under the new employment agreements, the executive will either receive the full amount of these payments or be cut back to the Section 280G threshold, whichever results in a greater after-tax benefit with the executive paying any applicable excise tax.
Each new employment agreement provides that if the executive dies while employed under the agreement, his estate or designated beneficiary will be entitled to receive: (i) a lump sum equal to the executive's cash compensation through the last day of calendar month in which his death occurred, plus the greater of (A) an additional three months of the executive's cash compensation or (B) if the executive died within six months prior to or 12 months following a change in control of the Company or the Bank, a lump sum cash amount equal to three times the executive's cash compensation; and (ii) the amounts of any benefits or awards which were earned with respect to the fiscal year in which the executive died and which the executive would have been entitled to receive had he remained employed, and the prorated amount of any bonus or incentive compensation for such fiscal year to which the executive would have been entitled had he remained employed.  Each new employment agreement also provides that if the Company terminates the executive's employment after having established that the executive has incurred a disability, then after exhaustion of all paid time off days allocated for the calendar year, the Company will pay to the executive monthly one-twelfth of his cash compensation for the remaining term of the agreement, reduced by the proceeds of any disability plan then in effect.  If the executive's employment is terminated on account of disability during the one year commencing on the effective date of a change in control of the Company or the Bank, he will receive his change in control severance payment and benefits as provided under his new employment agreement.
The new change in control severance agreement with Mr. Houghton provides that if he is involuntarily terminated at the time of or within 12 months following a change in control of the Company or the Bank, he will receive (i) a lump sum cash amount equal to two times his cash compensation and (ii) specified health insurance benefits for himself and his dependents. The term "cash compensation" is defined in Mr. Houghton's new change in control severance agreement in the same manner as the new employment agreements. The Company's obligation to pay severance or provide benefits under Mr. Houghton's new change in control severance agreement is expressly conditioned upon Mr. Houghton executing (and not revoking) a general release of claims.
Mr. Houghton's prior change in control severance agreement provided that if he were involuntarily terminated within the six months preceding, at the time or within 12 months after a change in control of the Company, he would be entitled to a lump sum cash payment equal to 200% of the sum of (i) his salary at the annual rate in effect immediately prior to the date of termination and (ii) the average annual amount of his cash bonus and cash incentive compensation, based on the average amounts of such compensation earned by him for the two full fiscal years preceding the date of termination.
As under Mr. Houghton's prior change in control severance agreement, the severance payments under his new change in control severance agreement are subject to reduction to the extent payments to Mr. Houghton (whether under the agreement or otherwise) would be nondeductible under Section 280G of the Internal Revenue Code.

Outstanding Equity Awards at June 30, 2018
The following table provides information regarding the unexercised stock options and stock awards held by each of the named executive officers as of June 30, 2018.
	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Dana L. Stonestreet	210,000(1)	---(1)	---	$14.37	02/11/2023	---	---	---	---
	---(2)	130,500(2)	---	$26.00	02/11/2028	---	---	---	---
	---	---	---	---	---	24,000(3)	$675,600	---	---

C. Hunter Westbrook	90,000(1)	---(1)	---	$14.37	02/11/2023	---	---	---	---
	---(2)	20,000(2)	---	$24.95	02/11/2027	---	---	---	---
	---(2)	40,000(2)	---	$26.00	02/11/2028	---	---	---	---
	---	---	---	---	---	20,000(3)	$563,000	---	---
	---	---	---	---	---	2,500(3)	$70,375	---	---

Tony J. VunCannon	90,000(1)	---(1)	---	$14.37	02/11/2023	---	---	---	---
	---(2)	25,000(2)	---	$26.00	02/11/2028	---	---	---	---
	---	---	---	---	---	2,000(3)	$56,300	---	---

Howard L. Sellinger	90,000(1)	---(1)	---	$14.37	02/11/2023	---	---	---	---
	---(2)	25,000(2)	---	$26.00	02/11/2028	---	---	---	---
	---	---	---	---	---	2,000(3)	$56,300	---	---

Keith J. Houghton	---(4)	2,000(4)	---	$15.88	03/10/2024	---	---	---	---
	---(5)	6,000(5)	---	$17.35	02/11/2026	---	---	---	---
	---(2)	25,000(2)	---	$26.00	02/11/2028	---	---	---	---
	---	---	---	---	---	2,400(6)	$67,560	---	---
	---	---	---	---	---	2,000(3)	$56,300	---	---
_______________
(1)	Stock option award with the following vesting schedule: 20% increments on February 11, 2014, 2015, 2016, 2017 and 2018.
(2)	Stock option award with the following vesting schedule: 20% increments on February 11, 2019, 2020, 2021, 2022 and 2023.
(3)	Restricted stock award with the following vesting schedule: 20% increments on February 11, 2019, 2020, 2021, 2022 and 2023.
(4)	Remaining unexercised portion of stock option award with the following vesting schedule: 20% increments on March 10, 2015, 2016, 2017, 2018 and 2019.
(5)	Remaining unexercised portion of stock option award with the following vesting schedule: 20% increments on February 11, 2017, 2018, 2019, 2020 and 2021.
(6)	Restricted stock award with the following vesting schedule: 20% increments on February 11, 2017, 2018, 2019, 2020 and 2021.

Option Exercises and Stock Vested
The following table sets forth information regarding stock options exercised and shares of restricted stock that vested during the fiscal year ended June 30, 2018 with respect to each named executive officer:
	Option Awards			Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)		Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)

Dana L. Stonestreet	---	$	---	16,900	$439,400
C. Hunter Westbrook	---	$	---	4,600	$119,600
Tony J. VunCannon	---	$	---	4,600	$119,600
Howard L. Sellinger	---	$	---	4,600	$119,600
Keith J. Houghton	6,000		$67,058	800	$20,800

------------------
(1)	Represents amount realized upon exercise of stock options, based on the difference between the market value of the shares acquired at the time of exercise and the exercise price.
(2)	Represents the value realized upon vesting of restricted stock award, based on the market value of the shares on the vesting date.

Deferred Compensation Plan
The Deferred Compensation Plan is a nonqualified deferred compensation plan under which directors and a select group of employees can elect to defer a portion of their cash compensation.  At the end of each calendar month, each participant's account balance is credited with earnings based on the value of the participant's account balance on the last day of such month.  Earnings are currently credited at a rate equal to the average rate of HomeTrust Bank's earning assets determined as of the last day of the preceding calendar month.  A participant is always 100% vested in his or her account, which will be distributed in cash following his or her separation from service with HomeTrust Bank at the time and in the manner specified in the plan and the participant's election form.
Each named executive officer other than Mr. Westbrook currently participates in the Deferred Compensation Plan.  The following table provides information regarding the Deferred Compensation Plan for each participating named executive officer.

		Executive		Registrant	Aggregate		Aggregate	Aggregate
		Contributions		Contributions	Earnings		Withdrawals/	Balance
Name		in Last FY		in Last FY(2)	in Last FY(3)		Distributions(4)	at Last FYE(5)

Dana L. Stonestreet	$	---	$	---	$73,330	$	---	$1,963,794
Tony J. VunCannon	$	---	$	---	$11,280	$	---	$302,073
Howard L. Sellinger	$	---	$	---	$21,043	$	---	$563,552
Keith J. Houghton		$90,000(1)	$	---	$3,669	$	---	$139,147
_______________
(1)
Reported as compensation for fiscal 2018 in the Summary Compensation Table under the "Salary" column. During fiscal 2018, Mr. Houghton was the only participating named executive officer who made contributions under the Deferred Compensation Plan.

(2)	During fiscal 2018, no employer contributions were made under the Deferred Compensation Plan to the participating named executive officers.
(3)
Of the amounts shown, $10,957, $1,685, $3,145 and $522 constitute above market interest under SEC rules and were therefore reported as compensation earned by Messrs. Stonestreet, VunCannon, Sellinger and Houghton for fiscal 2018 in the Summary Compensation Table under the "Change in Pension Value and Non-Qualified Deferred Compensation Earnings" column.

(4)	During fiscal 2018, there were no withdrawals from the Deferred Compensation Plan by, or distributions under the Deferred Compensation Plan to, the participating named executive officers.
(5)
Of the aggregate balances shown, $76,498, $20,757, $28,246 and $45,053, were reported as compensation earned by Messrs. Stonestreet, VunCannon, Sellinger and Houghton in the Company's Summary Compensation Table for fiscal 2017 and for prior years.

Executive Medical Care Plan
The EMCP is a nonqualified, deferred compensation plan under which certain key employees are given the opportunity to receive employer-provided health and long-term care benefits through the payment of health and long-term care plan premiums and to receive reimbursement of medical expenses.  Under the EMCP, a participant may be provided with an initial benefit amount set forth in his or her individual joinder agreement and, if the participant is fully vested under the plan, may elect to defer a portion of his base salary, bonuses or other compensation.  Following the "benefit commencement date," a participant's benefit account under the EMCP may be used to reimburse the participant for medical expenses (but only using the pre-2005 portion of the account) or pay insurance premiums under any health or qualified long-term care plan.  Any such reimbursement or premium payment results in a charge to the participant's account balance.  At the end of each plan year, each participant's account is credited with a 5% adjustment, based on the average balance of the account during the plan year.  The "benefit commencement date" means (1) with respect to the payment of health plan premiums, the first day of the month next following (a) the date of the participant's termination of employment after age 65, unless the participant, having attained age 65, requests that his benefits commence sooner, (b) if the participant's employment terminates before age 65, the earlier of the date he or she requests payment of the health plan premiums subsequent to termination of employment or the date the participant attains age 65, or (c) in the case of the participant's death before age 65, the first day of the month next following the date of the participant's death; and (2) with respect to qualified long-term care coverage and the reimbursement of medical expenses, the date the participant is first designated to participate in the EMCP, provided that with respect to the reimbursement of medical expenses, the participant must be 100% vested before benefits may commence.  A participant may request that his benefit commencement date be delayed (except for the reimbursement of medical expenses) or, with respect to the payment of health care plan premiums, accelerated, in each case subject to the approval of the committee administering the EMCP.
Each of the named executive officers other than Messrs. Westbrook and Houghton currently participates in the EMCP, and each such named executive officer is fully vested in his account.  The following table provides information regarding the EMCP for each participating named executive officer.

		Executive		Registrant	Aggregate		Aggregate	Aggregate
		Contributions		Contributions	Earnings		Withdrawals/	Balance
Name		in Last FY		in Last FY(2)	in Last FY(3)		Distributions	at Last FYE(4)

Dana L. Stonestreet	$	---	$	---	$31,559		$13,749	$657,513
Tony J. VunCannon		$12,000(1)	$	---	$8,391		$4,937	$178,023
Howard L. Sellinger	$	---	$	---	$28,481	$	---	$598,100
_______________
(1)
Reported as compensation for fiscal 2018 in the Summary Compensation Table under the "Salary" column. During fiscal 2018, Mr. VunCannon was the only participating named executive officer who made contributions under the EMCP.

(2)	During fiscal 2018, no employer contributions were made under the EMCP to the participating named executive officers.
(3)
Of the amounts shown, $11,109, $2,954 and $10,025 constitute above market interest under SEC rules and were therefore reported as compensation earned by Messrs. Stonestreet, VunCannon and Sellinger for fiscal 2018 in the Summary Compensation Table under the "Change in Pension Value and Non-Qualified Deferred Compensation Earnings" column.

(4)
Of the aggregate balances shown, $66,853, $110,277 and $63,703 were reported as compensation earned by Messrs. Stonestreet, VunCannon and Sellinger in the Company's Summary Compensation Table for fiscal 2017 and for prior years.

Executive Supplemental Retirement Income Plan
General.  Under the SERP, a participating executive is entitled to receive an annual supplemental retirement income benefit as specified in his or her joinder agreement to the SERP master agreement, payable monthly, commencing on his or her benefit eligibility date or on the date specified in his or her joinder agreement.  Unless a different date is specified in the executive's joinder agreement, the benefit eligibility date is the first day of the month next following the later of the month in which the executive attains age 55 or separates from service with HomeTrust Bank (subject to a six-month delay for employees subject to Section 409A of the Internal Revenue Code to the extent necessary to comply with Section 409A) for any reason other than cause.  Each of the named executive officers other than Messrs. Westbrook and Houghton currently participates in the SERP.  The specific terms of the

SERP benefits of each of the participating named executive officers, the present values of their respective accumulated benefits and any payments under the SERP to the participating named executive officers during the last fiscal year are described below.  Solely for purposes of calculating the present values of such accumulated benefits, it was assumed that Mr. Stonestreet will retire in fiscal 2021, Mr. Sellinger will retire in fiscal 2019 and Mr. VunCannon will retire in fiscal 2021, in each case using a discount rate of 5%.  These assumptions are the same as those used in preparing the financial statements included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2018.
Mr. Stonestreet.  Under his joinder agreement, Mr. Stonestreet's supplemental retirement income benefit is comprised of the following: (1) a 20-year annual benefit, payable monthly, equal to 60% of his highest average compensation (taking into account only base salary, bonuses and amounts deferred at his election) for a three (consecutive or nonconsecutive) calendar year period preceding the date Mr. Stonestreet separates from service with HomeTrust Bank, provided that this annual benefit may not be less than $350,000 or more than $425,000 (his "Main Retirement Benefit"); and (2) a separate, additional 20-year retirement benefit, payable monthly, in the annual amount of $16,193, subject to an adjustment of 5% per year commencing with the second year of the payout period (his "Additional Retirement Benefit").  Mr. Stonestreet is fully vested in both his Main Retirement Benefit and his Additional Retirement Benefit.
Mr. VunCannon.  Under his joinder agreement, Mr. VunCannon's supplemental retirement income benefit is comprised of a 15-year annual benefit of $25,000, payable monthly.  Mr. VunCannon is fully vested in his supplemental retirement income benefit.
Mr. Sellinger.  Under his joinder agreement, Mr. Sellinger's supplemental retirement income benefit is comprised of a 15-year annual benefit totaling $60,000, payable monthly.  Mr. Sellinger is fully vested in his supplemental retirement income benefit.
The following table provides information regarding the SERP for each participating named executive officer.
Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)

Dana L. Stonestreet	SERP	n/a	$5,304,537	$---
Tony J. VunCannon	SERP	n/a	242,516	---
Howard L. Sellinger	SERP	n/a	627,590	---

Potential Payments upon Termination of Employment or Change in Control
The following tables summarize the approximate value of the termination payments and benefits that the named executive officers would have received if their employment had been terminated on June 30, 2018 under the circumstances shown, assuming their new employment and change in control severance agreements entered into as of September 11, 2018 were in effect on June 30, 2018.  See "--Employment Agreements with Messrs. Stonestreet, Westbrook, VunCannon and Sellinger and Change in Control Severance Agreement with Mr. Houghton."

The tables exclude (i) amounts accrued through June 30, 2018 that would be paid in the normal course of continued employment, such as accrued but unpaid salary, and (ii) account balances under HomeTrust Bank's 401(k) plan, Deferred Compensation Plan, EMCP and SERP.  Each of Messrs. Stonestreet, VunCannon, Sellinger and Houghton is fully vested in his account balances under the Deferred Compensation Plan, EMCP and SERP, to the extent he participates in those plans, and the forms and amounts of his benefits under those plans would not be enhanced by a termination of his employment with HomeTrust Bank or a change in control.  Messrs. Westbrook and Houghton do not currently participate in the EMCP or the SERP and Mr. Westbrook also does not currently participate in the Deferred Compensation Plan.  If an executive participating in the SERP is terminated for cause, he will forfeit all benefits under the SERP, and if an executive participating in the EMCP is terminated for cause, he will generally forfeit the right to receive any further benefits under the EMCP that are not attributable to compensation previously deferred by the executive.  For information regarding the benefits of Messrs. Stonestreet, VunCannon, Sellinger and Houghton under the Deferred Compensation Plan, EMCP and SERP, to the extent they participate in those plans, see "—Deferred Compensation Plan," "—Executive Medical Care Plan" and "—Executive Supplemental Retirement Income Plan."

Dana L. Stonestreet
Termination Scenario	Total Compensation and Health and Other Insurance Benefits Continuation ($)			Payout of Unused Paid Time Off ($)		Life Insurance Benefit ($)		Accelerated Vesting of Stock Options and Restricted Stock Awards ($)			Payment of 300% of Cash Compensation ($)
If termination for cause occurs	$	---		$68,531		$	---	$	---		$	---

If voluntary termination occurs that does not constitute "involuntary termination" under Employment Agreement	$	---		$68,531		$	---	$	---		$	---

If "involuntary termination" under Employment Agreement occurs, but not at the time of or within 12 months following a change in control		$2,671,097	(1)	$68,531		$	---	$	---		$	---

If "involuntary termination" under Employment Agreement occurs at the time of or within 12 months following a change in control	$	---		$68,531		$	---		$956,175	(2)		$2,671,097	(3)

If termination occurs as a result of death, not within six months before, or 12 months after, a change in control		$217,218	(4)	$68,531			$900,000		$956,175	(2)	$	---

If termination occurs as a result of death within six months before, or 12 months after, a change in control	$	---		$68,531			$900,000		$956,175	(2)		$2,671,097	(5)

If termination occurs as a result of disability, not during the one year period following a change in control		$2,007,772	(6)	$9,687	(7)	$	---		$956,175	(2)	$	---

If termination occurs as a result of disability during the one year period following a change in control	$	---	(8)	$68,531		$	---		$956,175	(2)		$2,671,097	(8)
________________
(1)
Represents the continuation of "cash compensation" (payable monthly) and health and other insurance benefits under Mr. Stonestreet's employment agreement, as described under "—Employment Agreements with Messrs. Stonestreet, Westbrook, VunCannon and Sellinger and Change in Control Severance Agreement with Mr. Houghton," for the remaining term of Mr. Stonestreet's employment agreement, assuming that Mr. Stonestreet's employment is, on June 30, 2018, "involuntarily terminated" but not at the time of or within 12 months following a change in control and that the then-remaining term of Mr. Stonestreet's employment agreement is not renewed and ends on June 30, 2021.  For purposes of the above table, Mr. Stonestreet's annual "cash compensation" is calculated as $868,872, and the annual amount of his health and other insurance benefits is calculated at $21,494.

(2)
Represents the value of acceleration of vesting of unvested stock options, based on the closing price per share of the Company's common stock on June 30, 2018 of $28.15 and the exercise price of the options of $26.00, and the value of acceleration of vesting of unvested restricted stock awards, based on the closing price per share of the Company's common stock on June 30, 2018 of $28.15.  All unvested stock options and restricted stock awards vest upon a change in control, regardless of whether employment is terminated, as well as upon termination of employment due to death or disability, regardless of whether a change in control occurs.

(3)
Represents the amount payable to Mr. Stonestreet under his employment agreement in the event that his employment is "involuntarily terminated" at the time of or within 12 months following a change in control.

(4)
Represents continued payment of Mr. Stonestreet's "cash compensation" for a period of three months following his death, as provided in his employment agreement.  The amount shown is 25% of his "cash compensation" ($868,872).

(5)
Represents the amount payable under Mr. Stonestreet's employment agreement to his estate or designated beneficiary in the event that during the six months before, or 12 months after, a change in control, his employment terminates due to death.

(6)
Represents continued payment of Mr. Stonestreet's "cash compensation" for the remaining term of his employment agreement, assuming that Mr. Stonestreet's employment is terminated by HomeTrust Bancshares on June 30, 2018 after having established that he is permanently disabled and that the then-remaining term of Mr. Stonestreet's employment agreement is not renewed and ends on June 30, 2021 ($868,872 per year), less the payout amount of his unused time off allocated for the 2018 calendar year ($58,844) and less the proceeds of the disability insurance policy maintained for him by HomeTrust Bank or HomeTrust Bancshares ($15,000 per month).  As provided in Mr. Stonestreet's employment agreement, this disability benefit is not payable until after the exhaustion of all paid time off days allocated for the calendar year and is reduced by the proceeds of any disability insurance policy then in effect pursuant to a disability insurance program sponsored by HomeTrust Bank or HomeTrust Bancshares.

(7)
Under his employment agreement, Mr. Stonestreet is not entitled to any disability benefits until after the exhaustion of his paid time off for the current calendar year.  This amount represents paid time off from prior years.

(8)
Under his employment agreement, if Mr. Stonestreet's employment terminates due to permanent disability during the one-year period following a change in control, Mr. Stonestreet is entitled to a payment of 300% of his "cash compensation" and health and other insurance benefits for three years following the change in control.

C. Hunter Westbrook
Termination Scenario	Total Compensation and Health and Other Insurance Benefits Continuation ($)			Payout of Unused Paid Time Off ($)		Life Insurance Benefit ($)		Accelerated Vesting of Stock Options and Restricted Stock Awards ($)			Payment of 300% of "Cash Compensation" ($)
If termination for cause occurs	$	---		$44,960		$	---	$	---		$	---

If voluntary termination occurs that does not constitute "involuntary termination" under Employment Agreement	$	---		$44,960		$	---	$	---		$	---

If "involuntary termination" under Employment Agreement occurs, but not at the time of or within 12 months following a change in control		$1,560,089	(1)	$44,960		$	---	$	---		$	---

If "involuntary termination" under Employment Agreement occurs at the time of or within 12 months following a change in control	$	---		$44,960		$	---		$783,375	(2)		$1,560,089	(3)

If termination occurs as a result of death, not within six months before, or 12 months after, a change in control		$123,734	(4)	$44,960			$800,000		$783,375	(2)	$	---

If termination occurs as a result of death within six months before, or 12 months after, a change in control	$	---		$44,960			$800,000		$783,375	(2)		$1,560,089	(5)

If termination occurs as a result of disability, not during the one year period following a change in control		$906,268	(6)	$6,423	(7)	$	---		$783,375	(2)	$	---

If termination occurs as a result of disability during the one year period following a change in control	$	---	(8)	$44,960		$	---		$783,375	(2)		$1,560,089	(8)
________________
(1)
Represents the continuation of "cash compensation" (payable monthly) and health and other insurance benefits under Mr. Westbrook's employment agreement, as described under "—Employment Agreements with Messrs. Stonestreet, Westbrook, VunCannon and Sellinger and Change in Control Severance Agreement with Mr. Houghton," for the remaining term of Mr. Westbrook's employment agreement, assuming that Mr. Westbrook's employment is, on June 30, 2018, "involuntarily terminated" but not at the time of or within 12 months following a change in control and that the then-remaining term of Mr. Westbrook's employment agreement is not renewed and ends on June 30, 2021.  For purposes of the above table, Mr. Westbrook's annual "cash compensation" is calculated as $494,935, and the annual amount of his health and other insurance benefits is calculated at $25,095.

(2)
Represents the value of acceleration of vesting of unvested stock options, based on the closing price per share of the Company's common stock on June 30, 2018 of $28.15 and the exercise price of the options of $26.00 with respect to 40,000 option shares and $24.95 with respect to 20,000 option shares, and the value of acceleration of vesting of unvested restricted stock awards, based on the closing price per share of the Company's common stock on June 30, 2018 of $28.15.  All unvested stock options and restricted stock awards vest upon a change in control, regardless of whether employment is terminated, as well as upon termination of employment due to death or disability, regardless of whether a change in control occurs.

(3)
Represents the amount payable to Mr. Westbrook under his employment agreement in the event that his employment is "involuntarily terminated" at the time of or within 12 months following a change in control.

(4)
Represents continued payment of Mr. Westbrook's "cash compensation" for a period of three months following his death, as provided in his employment agreement.  The amount shown is 25% of the annual amount of his salary ($494,935).

(5)
Represents the amount payable under Mr. Westbrook's employment agreement to his estate or designated beneficiary in the event that during the six months before, or 12 months after, a change in control, his employment terminates due to death.

(6)
Represents the continuation of Mr. Westbrook's "cash compensation" for the remaining term of his employment agreement, assuming that Mr. Westbrook's employment is terminated by HomeTrust Bancshares on June 30, 2018 after having established that he is permanently disabled and that the then-remaining term of Mr. Westbrook's employment agreement is not renewed and ends on June 30, 2018 ($494,935 per year), less the payout amount of his unused time off allocated for the 2018 calendar year ($38,537) and less the proceeds of the disability insurance policy maintained for him by HomeTrust Bank or HomeTrust Bancshares ($15,000 per month).  As provided in Mr. Westbrook's employment agreement, this disability benefit is not payable until after the exhaustion of all paid time off days allocated for the calendar year and is reduced by the proceeds of any disability insurance policy then in effect pursuant to a disability insurance program sponsored by HomeTrust Bank or HomeTrust Bancshares.

(7)
Under his employment agreement, Mr. Westbrook is not entitled to any disability benefits until after the exhaustion of his paid time off for the current calendar year. This amount represents paid time off from prior years.

(8)
Under his employment agreement, if Mr. Westbrook's employment terminates due to disability during the one-year period following a change in control, Mr. Westbrook is entitled to a payment of 300% of his "cash compensation" and health and other insurance benefits for three years following the change in control.

Tony J. VunCannon
Termination Scenario	Total Compensation and Health and Other Insurance Benefits Continuation ($)			Payout of Unused Paid Time Off ($)		Life Insurance Benefit ($)		Accelerated Vesting of Stock Options and Restricted Stock Awards ($)			Payment of 300% of "Cash Compensation" ($)
If termination for cause occurs	$	---		$22,245		$	---	$	---		$	---

If voluntary termination occurs that does not constitute "involuntary termination" under Employment Agreement	$	---		$22,245		$	---	$	---		$	---

If "involuntary termination" under Employment Agreement occurs, but not at the time of or within 12 months following a change in control		$707,088	(1)	$22,245		$	---	$	---		$	---

If "involuntary termination" under Employment Agreement occurs at the time of or within 12 months following a change in control	$	---		$22,245		$	---		$110,050	(2)		$1,060,632	(3)

If termination occurs as a result of death, not within six months before, or 12 months after, a change in control		$83,352	(4)	$22,245			$600,000		$110,050	(2)	$	---

If termination occurs as a result of death within six months before, or 12 months after, a change in control	$	---		$22,245			$600,000		$110,050	(2)		$1,060,632	(5)

If termination occurs as a result of disability, not during the one year period following a change in control		$289,203	(6)	$4,634	(7)	$	---		$110,050	(2)	$	---

If termination occurs as a result of disability during the one year period following a change in control	$	---	(8)	$22,245		$	---		$100,050	(2)		$1,060,632	(8)
________________
(1)
Represents the continuation of "cash compensation" (payable monthly) and health and other insurance benefits under Mr. VunCannon's employment agreement, as described under "—Employment Agreements with Messrs. Stonestreet, Westbrook, VunCannon and Sellinger and Change in Control Severance Agreement with Mr. Houghton," for the remaining term of Mr. VunCannon's employment agreement, assuming that Mr. VunCannon's employment is, on June 30, 2018, "involuntarily terminated" but not at the time of or within 12 months following a change in control and that the then-remaining term of Mr. VunCannon's employment agreement is not renewed and ends on June 30, 2020.  For purposes of the above table, Mr. VunCannon's annual "cash compensation" is calculated as $333,407, and the annual amount of his health and other insurance benefits is calculated at $20,137.

(2)
Represents the value of acceleration of vesting of unvested stock options, based on the closing price per share of the Company's common stock on June 30, 2018 of $28.15 and the exercise price of the options of $26.00, and the value of acceleration of vesting of unvested restricted stock awards, based on the closing price per share of the Company's common stock on June 30, 2018 of $28.15.  All unvested stock options and restricted stock awards vest upon a change in control, regardless of whether employment is terminated, as well as upon termination of employment due to death or disability, regardless of whether a change in control occurs.

(3)
Represents the amount payable to Mr. VunCannon under his employment agreement in the event that his employment is "involuntarily terminated" at the time of or within 12 months following a change in control.

(4)
Represents continued payment of Mr. VunCannon's "cash compensation" for a period of three months following his death, as provided in his employment agreement.  The amount shown is 25% of the annual amount of his salary ($333,407).

(5)
Represents the amount payable under Mr. VunCannon's employment agreement to his estate or designated beneficiary in the event that during the six months before, or 12 months after, a change in control, his employment terminates due to death.

(6)
Represents the continuation of Mr. VunCannon's "cash compensation" for the remaining term of his employment agreement, assuming that Mr. VunCannon's employment is terminated by HomeTrust Bancshares on June 30, 2018 after having established that he is permanently disabled and that the then-remaining term of Mr. VunCannon's employment agreement is not renewed and ends on June 30, 2020 ($333,407 per year), less the payout amount of his unused time off allocated for the 2018 calendar year ($17,611) and less the proceeds of the disability insurance policy maintained for him by HomeTrust Bank or HomeTrust Bancshares ($15,000 per month).  As provided in Mr. VunCannon's employment agreement, this disability benefit is not payable until after the exhaustion of all paid time off days allocated for the calendar year and is reduced by the proceeds of any disability insurance policy then in effect pursuant to a disability insurance program sponsored by HomeTrust Bank or HomeTrust Bancshares.

(7)
Under his employment agreement, Mr. VunCannon is not entitled to any disability benefits until after the exhaustion of his paid time off for the current calendar year. This amount represents paid time off from prior years.

(8)
Under his employment agreement, if Mr. VunCannon's employment terminates due to disability during the one-year period following a change in control, Mr. VunCannon is entitled to a payment of 300% of his "cash compensation" and health and other insurance benefits for three years following the change in control.

Howard L. Sellinger
Termination Scenario	Total Compensation and Health and Other Insurance Benefits Continuation ($)			Payout of Unused Paid Time Off ($)		Life Insurance Benefit ($)		Accelerated Vesting of Stock Options and Restricted Stock Awards ($)			Payment of 300% of "Cash Compensation" ($)
If termination for cause occurs	$	---		$27,054		$	---	$	---		$	---

If voluntary termination occurs that does not constitute "involuntary termination" under Employment Agreement	$	---		$27,054		$	---	$	---		$	---

If "involuntary termination" under Employment Agreement occurs, but not at the time of or within 12 months following a change in control		$228,717	(1)	$27,054		$	---	$	---		$	---

If "involuntary termination" under Employment Agreement occurs at the time of or within 12 months following a change in control	$	---		$27,054		$	---		$110,050	(2)		$1,029,225	(3)

If termination occurs as a result of death, not within six months before, or 12 months after, a change in control		$83,325	(4)	$27,054			$600,000		$110,050	(2)	$	---

If termination occurs as a result of death within six months before, or 12 months after, a change in control	$	---		$27,054			$600,000		$110,050	(2)		$1,029,225	(5)

If termination occurs as a result of disability, not during the one year period following a change in control		$79,780	(6)	$4,634	(7)	$	---		$110,050	(2)	$	---

If termination occurs as a result of disability during the one year period following a change in control	$	---	(8)	$27,054		$	---		$110,050	(2)		$1,029,225	(8)
________________
(1)
Represents the continuation of "cash compensation" (payable monthly) and health and other insurance benefits under Mr. Sellinger's employment agreement, as described under "—Employment Agreements with Messrs. Stonestreet, Westbrook, VunCannon and Sellinger and Change in Control Severance Agreement with Mr. Houghton," for the remaining term of Mr. Sellinger's employment agreement, assuming that Mr. Sellinger's employment is, on June 30, 2018, "involuntarily terminated" but not at the time of or within 12 months following a change in control and that the then-remaining term of Mr. Sellinger's employment agreement ends on March 1, 2019.  For purposes of the above table, Mr. Sellinger's annual "cash compensation" is calculated as $333,298, and the annual amount of his health and other insurance benefits is calculated at $9,777.

(2)
Represents the value of acceleration of vesting of unvested stock options, based on the closing price per share of the Company's common stock on June 30, 2018 of $28.15 and the exercise price of the options of $26.00, and the value of acceleration of vesting of unvested restricted stock awards, based on the closing price per share of the Company's common stock on June 30, 2018 of $28.15.  All unvested stock options and restricted stock awards vest upon a change in control, regardless of whether employment is terminated, as well as upon termination of employment due to death or disability, regardless of whether a change in control occurs.

(3)	Represents the amount payable to Mr. Sellinger under his employment agreement in the event that his employment is "involuntarily terminated" at the time of or 12 months following a change in control.
(4)
Represents continued payment of Mr. Sellinger's "cash compensation" for a period of three months following his death, as provided in his employment agreement.  The amount shown is 25% of the annual amount of his salary ($333,298).

(5)
Represents the amount payable under Mr. Sellinger's employment agreement to his estate or designated beneficiary in the event that during the six months before, or 12 months after, a change in control, his employment terminates due to death.

(6)
Represents the continuation of Mr. Sellinger's "cash compensation" for the remaining term of his employment agreement, assuming that Mr. Sellinger's employment is terminated by HomeTrust Bancshares on June 30, 2018 after having established that he is permanently disabled and that the then-remaining term of Mr. Sellinger's employment agreement ends on March 1, 2019 ($333,298 per year), less the payout amount of his unused time off allocated for the 2018 calendar year ($22,419) and less the proceeds of the disability insurance policy maintained for him by HomeTrust Bank or HomeTrust Bancshares ($15,000 per month).  As provided in Mr. Sellinger's employment agreement, this disability benefit is not payable until after the exhaustion of all paid time off days allocated for the calendar year and is reduced by the proceeds of any disability insurance policy then in effect pursuant to a disability insurance program sponsored by HomeTrust Bank or HomeTrust Bancshares.

(7)
Under his employment agreement, Mr. Sellinger is not entitled to any disability benefits until after the exhaustion of his paid time off for the current calendar year. This amount represents paid time off from prior years.

(8)
Under his employment agreement, if Mr. Sellinger's employment terminates due to disability during the one-year period following a change in control, Mr. Sellinger is entitled to a payment of 300% of his "cash compensation" and health and other insurance benefits for three years following the change in control.

Keith J. Houghton
Termination Scenario	Payout of Unused Paid Time Off ($)		Life Insurance Benefit ($)		Accelerated Vesting of Stock Options and Restricted Stock Awards ($)			Payment of 200% of "Cash Compensation" $

If voluntary termination occurs		$24,891	$	---	$	---		$	---

If involuntary termination occurs		$24,891	$	---	$	---		$	---

If a change in control occurs	$	---	$	---		$266,950	(1)	$	---

If "involuntary termination" under Change in Control Severance Agreement occurs at the time of or within 12 months following a change in control	$	---	$	---		$266,950	(1)		$656,801	(2)

If termination occurs as a result of death		$24,891		$600,000		$266,950	(1)	$	---

If termination occurs as a result of disability		$24,891	$	---		$266,950	(1)	$	---

_____________________
(1)
Represents the value of acceleration of vesting of unvested stock options, based on the closing price per share of the Company's common stock on June 30, 2018 of $28.15 and the exercise price of the options of $15.88 with respect to 2,000 shares, $17.35 with respect to 6,000 shares, and $26.00 with respect to 25,000 shares, and the value of acceleration of vesting of unvested restricted stock awards, based on the closing price per share of the Company's common stock on June 30, 2018 of $28.15.  All unvested stock options vest upon a change in control, regardless of whether employment is terminated, as well as upon termination of employment due to death or disability, regardless of whether a change in control occurs.

(2)
Represents the amount payable to Mr. Houghton under his change in control severance agreement in the event that his employment is "involuntarily terminated" at the time of or 12 months following a change in control.

Compensation Committee Report
The Compensation Committee of the HomeTrust Bancshares, Inc. Board of Directors has reviewed and discussed the Compensation Discussion and Analysis contained above with management and, based on such review and discussion, the Compensation Committee recommended to the HomeTrust Bancshares Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.
Submitted by the following members of the Compensation Committee of the HomeTrust Bancshares, Inc. Board of Directors:
Craig C. Koontz (Chairman)
Robert G. Dinsmore, Jr.
J. Steven Goforth
Robert E. James, Jr.

CEO Pay Ratio
As required by the Dodd-Frank Act and the SEC's implementing rules, we are providing the following information about the relationship of the compensation of our Chairman, President and CEO, Dana L. Stonestreet, to the compensation of our median employee.  The pay ratio set forth below is a reasonable estimate determined in a manner consistent with the SEC's rules.
For the fiscal year ended June 30, 2018, our last completed fiscal year:
•	the annual total compensation of our median employee was $55,362;
•	the annual total compensation of our CEO was $2,496,788; excluding the One-Time Equity Retention Award made to our CEO in fiscal 2018, the annual total compensation of our CEO was $1,685,028; and
•
the ratio of the annual total compensation of our CEO to the annual total compensation of our median employee was 45.1 to 1.  Excluding the One-Time Equity Retention Award made to our CEO in fiscal 2018, the ratio of total compensation of our CEO to the annual total compensation of our median employee was 30.4 to 1.

The Company identified the median employee using the amount of total cash earnings (base salary, bonus, paid time off and any other cash payments) during the fiscal year ended June 30, 2018 for each employee (other than our CEO) included in our payroll records as of June 30, 2018.  Earnings were annualized for those employees who were not employed for the full year.  After identifying the median employee, the Company calculated annual total compensation for such employee and our CEO applying the same methodology used in the calculation of the amounts in the "Total" column of the Summary Compensation Table for our CEO and other named executive officers plus the group health insurance premiums we paid on behalf of the median employee and our CEO of $6,768 and $7,476, respectively.
  This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described above. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee's annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

TRANSACTIONS WITH RELATED PERSONS
Review and Approval of Related Party Transactions.  Under a written policy adopted by the Company's Board of Directors, the Board's Audit Committee is responsible for the review, approval or ratification of all "related party transactions" (defined as transactions requiring disclosure under Item 404(a) of SEC Regulation S-K).  Under the policy, each "related person" (defined as any director, any officer for purposes of Section 16 of the Securities Exchange Act of 1934, any nominee for election as a director, any person beneficially owning in excess of five percent of any class of the Company's voting securities and any immediate family member of any such person) must promptly notify the Chief Human Resources Officer of any material interest that the related person has, had or may have in a related party transaction, including a description of the transaction and the aggregate dollar amount involved.  The Chief Human Resources Officer must thereafter promptly notify the Chair of the Audit Committee of the same.
In determining whether to approve or ratify a related party transaction, the Audit Committee must consider, among other factors: (i) whether the related party transaction is entered into on terms no less favorable to the Company and its subsidiaries than terms generally available to an unaffiliated third-party under the same or similar circumstances; (ii) the results of an appraisal, if any; (iii) whether there was a bidding process and the results thereof; (iv) review of the valuation methodology used and alternative approaches to valuation of the transaction; and (v) the extent of the related person's interest in the transaction.  The policy further provides that the Audit Committee will review the following information when assessing a related party transaction: (a) the terms of the transaction; (b) the related person's interest in the transaction; (c) the purpose and timing of the transaction; (d) whether the Company or any of its subsidiaries is a party to the transaction, and if not, the nature and extent of the Company's or its subsidiary's participation in the transaction; (e) if the transaction involves the sale of an asset, a description of the asset, including date acquired and cost basis; (f) information concerning potential counterparties in the transaction; (g) the approximate dollar value of the transaction and the approximate dollar value of the related person's interest in the transaction; (h) any provisions or limitations imposed as a result of entering into the transaction; (i) whether the transaction includes any potential reputational risk issues that may arise as a result of or in connection with the transaction; (j) if the related person is a director of the Company or nominee for election as a director of the Company, whether the transaction could affect the person's status as an independent director; and (k) any other relevant information regarding the transaction.
The policy generally exempts ordinary course banking transactions and other transactions that do not require disclosure under Item 404(a) of SEC Regulation S-K.
Loans. HomeTrust Bank has followed a policy of granting loans to officers and directors, which fully complies with all applicable federal regulations.  Loans to directors and executive officers and their related persons are made in the ordinary course of business and on substantially the same terms and conditions, including interest rates and collateral, as those of comparable transactions with persons not related to HomeTrust Bank prevailing at the time, in accordance with our underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features.
Sidney A. Biesecker. Director Sidney A. Biesecker was employed by HomeTrust Bank as President of the Industrial Federal Bank banking division until his retirement from that position on January 31, 2015.  Under his joinder agreement to the SERP, Mr. Biesecker's supplemental retirement income benefit is comprised of the following: (1) a 20-year annual benefit, payable monthly, of $150,000; and (2) a separate, additional 20-year retirement benefit, payable monthly, in the initial annual amount of $30,000 subject to an annual increase of 5% per year commencing with the second year of the payout period.  Mr. Biesecker first became a participant in the SERP during fiscal 2010.  Mr. Biesecker has an additional retirement benefit under a Supplemental Income Agreement that he originally entered into with Industrial Federal Bank in 1996, which HomeTrust Bank assumed in connection with its acquisition of Industrial Federal Bank in fiscal 2010.  The actuarial present values of Mr. Biesecker's accumulated benefits under the SERP and the Supplemental Income Agreement decreased by $63,627 and $7,425, respectively, from June 30, 2017 to June 30, 2018.  During fiscal 2018, Mr. Biesecker received payments of SERP benefits totaling $150,000 and payments under the Supplemental Income Agreement of $14,400.  In addition, during fiscal 2018, Mr. Biesecker received above-market interest on amounts deferred under the EMCP of $6,490.

Peggy C. Melville.  Director Peggy C. Melville retired as an employee of HomeTrust Bank in 2008.  Ms. Melville is a participant in the SERP.  Under her joinder agreement to the SERP, Ms. Melville's supplemental retirement income benefit is comprised of a 20-year annual benefit, payable monthly, of $172,650.  During fiscal 2018, Ms. Melville received payments under the SERP totaling $172,650. The actuarial present value of Ms. Melville's accumulated benefit under the SERP decreased by $100,266 from June 30, 2017 to June 30, 2018.  During fiscal 2018, Ms. Melville also received payments under her Retirement Payment Agreement of $14,280, which related to salary she waived while an employee of HomeTrust Bank.  The actuarial present value of her remaining accumulated benefits under her Retirement Payment Agreement decreased by $13,838 from June 30, 2017 to June 30, 2018.  In addition, during fiscal 2018, Ms. Melville received above-market interest of $10,722 and $1,657 on amounts deferred under the EMCP and Deferred Compensation Plan, respectively, while an employee.
Larry S. McDevitt.  Larry S. McDevitt, who retired as a director of the Company and HomeTrust Bank in November 2017, is a principal of The Van Winkle Law Firm, which has represented HomeTrust Bank in connection with various matters.  During the fiscal year ended June 30, 2018, the fees paid by HomeTrust Bank to The Van Winkle Law Firm totaled $541,858.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.
The Company believes that, based solely on a review of the copies of such reports furnished to it and written representations that no other reports were required during or with respect to the fiscal year ended June 30, 2018, all Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% beneficial owners were complied with during or with respect to fiscal year 2018.
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.
Management is responsible for the financial reporting process, the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States of America, and the system of internal controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations.  The Company's independent registered public accounting firm is responsible for auditing the Company's consolidated financial statements and expressing an opinion as to the financial statements' conformity with accounting principles generally accepted in the United States of America.  It is the Audit Committee's responsibility to monitor and oversee these processes and procedures.
The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended June 30, 2018 with management.  The Audit Committee has discussed with Dixon Hughes Goodman LLP, the Company's independent auditors, the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees.
The Audit Committee has also received the written disclosures and the letter from Dixon Hughes Goodman LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding Dixon Hughes Goodman LLP's communications with the Audit Committee concerning independence as currently in effect and discussed with Dixon Hughes Goodman LLP their independence.

Based on the Audit Committee's review and discussions noted above, the Audit Committee recommended to the HomeTrust Bancshares Inc. Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2018, for filing with the SEC.
The foregoing report is furnished by the following members of the Audit Committee of the HomeTrust Bancshares, Inc. Board of Directors.
Robert G. Dinsmore, Jr. (Chairman)	Laura C. Kendall
Craig C. Koontz	F.K. McFarland III
Peggy C. Melville	Richard T. Williams

PROPOSAL II.  ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION
As an "emerging growth company," as defined in the Securities Act of 1933 and the Securities Exchange Act of 1934, each as modified by the Jumpstart Our Business Startups Act of 2012 (commonly referred to as the "JOBS Act"), we had been exempt, since our initial public offering, from the requirement under the Dodd-Frank Act and the SEC's implementing rules to include a non-binding vote to approve the compensation of our executives in our proxy statement at least once every three years, commonly known as a "say on pay vote." We are including a say on pay vote in this proxy statement because our status as an emerging growth company ended on June 30, 2018.
The say on pay proposal at the annual meeting gives stockholders the opportunity to endorse or not endorse the compensation of the Company's named executive officers as disclosed in this proxy statement.  The proposal is expected to be presented at the annual meeting as a resolution in substantially the following form:
RESOLVED, that the compensation paid to the Company's named executive officers, as disclosed in the Company's proxy statement for the annual meeting pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby approved.
This vote will not be binding on the Company's Board of Directors and may not be construed as overruling a decision by the Board or create or imply any additional fiduciary duty on the Board.  Nor will it affect any compensation paid or awarded to any executive.  The Compensation Committee and the Board may, however, consider the outcome of the vote when considering future executive compensation arrangements.
The purpose of our compensation policies and procedures is to attract and retain experienced, highly qualified executives critical to our long-term success and enhancement of stockholder value.  The Board of Directors believes that our compensation policies and procedures achieve this objective, and therefore recommends that stockholders vote FOR this proposal.
PROPOSAL III.  ADVISORY (NON-BINDING) VOTE ON THE FREQUENCY
 OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION
As an emerging growth company, we had been exempt, since our initial public offering, from the additional requirement under the Dodd-Frank Act and the SEC's implementing rules to include in our proxy statement at least once every six years, a non-binding vote on whether a say on pay vote should be held every year, every two years or every three years, commonly known as a "say on pay frequency vote."  We are including a say on pay frequency vote in this proxy statement because, as noted above, our status as an emerging growth company ended on June 30, 2018.
The Compensation Committee and the Board of Directors recognize the importance of receiving regular input from stockholders on important issues such as executive compensation.  The Compensation Committee and the Board also believe that a well-structured compensation program should include features that drive the creation of stockholder value over the long term, as well as the short term. While acknowledging that some stockholders may believe that the effectiveness of a compensation program focused on long-term as well as short-term interests of the Company and its stockholders cannot be evaluated on an annual basis, the Compensation Committee and the Board of Directors believe that they should receive advisory input annually from the Company's stockholders.

This advisory vote on the frequency of say on pay votes is not binding, but the Board may take the results of this vote into account when considering the frequency of holding future say on pay votes.

The Board of Directors recommends that stockholders vote for a frequency of future say on pay votes of "ONE YEAR" (meaning every year).

PROPOSAL IV
APPROVAL OF AMENDMENT NO. 2 TO THE TAX BENEFITS PRESERVATION PLAN

On September 25, 2012, the Company's Board of Directors adopted the HomeTrust Bancshares, Inc. Tax Benefits Preservation Plan, dated as of September 25, 2012, between the Company and Computershare Trust Company, N.A. as successor rights agent to Registrar and Transfer Company, as rights agent, which was approved by the Company's stockholders on January 17, 2013.  On August 31, 2015, the Board adopted, and on November 30, 2015, the Company's stockholders approved, Amendment No. 1 to the Tax Benefits Preservation Plan ("Amendment No. 1"), which extended the Final Expiration Date (defined below) of the Tax Benefits Preservation Plan from September 25, 2015 to August 31, 2018 and increased the Purchase Price (defined below) of the Rights (defined below), which was intended to reflect the Board's estimate at the time of its approval of Amendment No. 1 of what the fair market value per share of the Company's common stock would be on August 31, 2018, and made other minor changes to the Tax Benefits Preservation Plan.  On August 21, 2018, the Board adopted Amendment No. 2 to the Tax Benefits Preservation Plan ("Amendment No. 2"), which further extended the Final Expiration Date of the Tax Benefits Preservation Plan from August 31, 2018 to August 21, 2021 and further increased the Purchase Price of the Rights to reflect the Board's estimate at the time of its approval of Amendment No. 2 of what the fair market value per share of the Company's will be on August 21, 2021.
The Tax Benefits Preservation Plan was adopted to preserve valuable tax benefits of the Company that otherwise might become unavailable due to events beyond the Company's control.  The Tax Benefits Preservation Plan, as amended by Amendment No. 2, is currently in effect but will expire if Amendment No. 2 is not approved by the Company's stockholders prior to August 21, 2019.
Background and Reasons for the Proposal
The purpose of the Tax Benefits Preservation Plan is to protect our substantial tax assets.  As of June 30, 2018, we had approximately $40,780,000 of federal operating losses ("NOLs").  Our ability to use our NOLs and other pre-ownership change losses (collectively, "Pre-Change Losses") to offset future taxable income will be limited if we experience an "ownership change" as defined in Section 382 of the Internal Revenue Code.  In general, an ownership change occurs if, among other things, the stockholders (or specified groups of stockholders) who own or have owned, directly or indirectly, 5% or more of a corporation's common stock or are otherwise treated as 5% stockholders under Section 382 and U.S. Treasury regulations promulgated thereunder increase their aggregate percentage ownership of that corporation's stock by more than 50 percentage points over the lowest percentage of the stock owned by these stockholders over a rolling three-year period.  If we experience an ownership change our Pre-Change Losses will be subject to an annual limitation on their use, which is generally equal to the fair market value of our outstanding stock immediately before the ownership change multiplied by the long-term tax-exempt rate, which was 2.31% for ownership changes occurring in June 2018.  Depending on the size of the annual limitation (which is in part a function of our market capitalization at the time of the ownership change) and the remaining carryforward period for our Pre-Change Losses (U.S. federal net operating losses generally may be carried forward for a period of 20 years), we could realize a permanent loss of some or all of our Pre-Change Losses, which could have a material adverse effect on our results of operations and financial condition.
Our Board of Directors adopted the Tax Benefits Preservation Plan, and extended the Tax Benefits Preservation Plan through Amendment No. 2, to reduce the likelihood that we will experience an ownership change.  In general terms, the Tax Benefits Preservation Plan discourages (1) any person or group from becoming a beneficial owner of 4.99% or more of the Company's then-outstanding shares of common stock and (2) any existing 4.99% or greater stockholder from acquiring additional shares of Company common stock.  While the Tax Benefits Preservation Plan should reduce the likelihood that transactions in our stock will result in an ownership change under Section 382, there can be no assurance that the Tax Benefits Preservation Plan will be effective to deter a stockholder from increasing its ownership interests beyond the limits set by the Tax Benefits Preservation Plan or that an ownership change will not occur in the future.

Description of the Tax Benefits Preservation Plan
The following description of the Tax Benefits Preservation Plan is qualified in its entirety by reference to the full text of the Tax Benefits Preservation Plan and Amendment Nos. 1 and 2. Copies of Amendment No. 2, Amendment No. 1 and the Tax Benefits Preservation Plan are attached to this proxy statement as Appendices A, B and C, respectively.  You should read the Tax Benefits Preservation Plan, as amended by Amendment Nos. 1 and 2, in its entirety.
Rights.  On September 25, 2012, in connection with the initial adoption of the Tax Benefits Preservation Plan, the Company's Board of Directors declared a dividend of one preferred share purchase right (a "Right") in respect of each share of the Company's common stock outstanding at the close of business on October 9, 2012 (the "Rights Record Date") and to become outstanding between the Rights Record Date and the earlier of the Distribution Date and the Expiration Date (as such terms are defined below).  Each Right represents the right to purchase, upon the terms and subject to the conditions set forth in the Tax Benefits Preservation Plan, 1/1,000th of a share of the Company's Junior Participating Preferred Stock, Series A ("Series A Preferred Stock"), for $42.14 ($22.63 prior to Amendment No. 2 and $16.14 prior to Amendment No. 1) (the "Purchase Price"), subject to adjustment as provided in the Tax Benefits Preservation Plan.  The Series A Preferred Stock is designed so that each 1/1,000th of a share of Series A Preferred Stock has economic and voting terms similar to those of one share of the Company's common stock.
Distribution Date.  Initially, the Rights will be attached to all shares of Company common stock then outstanding, and no separate Right certificates will be distributed.  On or after the Distribution Date, the Rights will separate from the shares of common stock and become exercisable.
The "Distribution Date" will occur on the earlier of (i) the close of business on the tenth business day after a Shares Acquisition Date (as defined below) and (ii) the close of business on the tenth business day (or such later day as may be designated prior to a Shares Acquisition Date by the Company's Board of Directors) after the date of the commencement of a tender or exchange offer by any person if, upon consummation of the offer, such person would or could be an Acquiring Person (as defined below).
A "Shares Acquisition Date" is the date of the first public announcement by the Company or an Acquiring Person indicating that an Acquiring Person has become such.
An "Acquiring Person" means any person who or which, together with its affiliates, beneficially owns 4.99% or more of the Company's common stock (or any other securities of the Company then outstanding that would be treated as "stock" under Section 382 of the Internal Revenue Code), other than (i) the U.S. Government; (ii) the Company or any subsidiary or employee benefit plan or compensation arrangement of the Company; (iii) any person or entity who or which, together with its affiliates, was on the Rights Record Date, the beneficial owner of 4.99% or more of the Company's common stock, unless that person or entity subsequently increases their beneficial ownership percentage (other than as a result of any stock dividend, stock split or similar transaction or stock repurchase by the Company); (iv) any person or entity who or which the Company's Board of Directors determines, in its sole discretion, has inadvertently become a 4.99% or greater stockholder so long as such person or entity promptly divests sufficient shares to no longer be a 4.99% or greater stockholder; (v) any person or entity who or which has become the beneficial owner of 4.99% or more of the Company's common stock as a result of an acquisition of shares of common stock by the Company which, by reducing the number of shares outstanding, increased the proportionate number of shares beneficially owned by that person or entity, provided that the person or entity does not acquire any additional shares other than as a result of any stock dividend, stock split or similar transaction; and (vi) any person or entity who or which has become a 4.99% or greater stockholder if the Company's Board of Directors in good faith determines that the attainment of such status has not jeopardized or endangered the Company's utilization of the Tax Benefits.

Flip-In.  From and after a Shares Acquisition Date, (i) Rights owned by the Acquiring Person and its affiliates and certain of their transferees will automatically be void; and (ii) each other Right will automatically become a Right to buy, for the Purchase Price, in lieu of Series A Preferred Stock, that number of shares of the Company's common stock equal to (a) the Purchase Price multiplied by the number of 1/1000ths of a share of Series A Preferred Stock for which the Right is then exercisable divided by (b) 50% of the then-current per share market price of the Company's common stock.
Exchange.  At any time after a Shares Acquisition Date, the Company's Board of Directors may, at its option, exchange all or part of the then outstanding and exercisable Rights for shares of common stock at an exchange ratio of one share of common stock per Right, subject to adjustments and limitations described in the Tax Benefits Preservation Plan.  The Board may enter into a trust agreement pursuant to which the Company would deposit into a trust shares of common stock that would be distributable to stockholders (excluding the Acquiring Person and its affiliates) in the event the exchange is implemented.  This feature is intended to facilitate a more orderly distribution of shares of common stock in the event that a Shares Acquisition Date occurs.
Redemption.  At any time prior to the Distribution Date, the Company's Board of Directors may, at its option, redeem all, but not fewer than all, of the then outstanding Rights at a redemption price of $0.0001 per Right.
Amendments. The Company may from time to time before the Distribution Date supplement or amend the Tax Benefits Preservation Plan without the approval of any holders of Rights.
After the Distribution Date, the Tax Benefits Preservation Plan may not be amended in any manner that would adversely affect the interests of the holders of Rights.
Expiration. The Rights will expire on the "Expiration Date," which is the earliest of (i) August 21, 2021 (the "Final Expiration Date"), (ii) the time at which all Rights have been redeemed by the Company, (iii) the time at which all Rights have been exchanged by the Company, (iv) such time as the Company's Board of Directors determines, in its sole discretion, that the Rights and the Plan are no longer necessary for the preservation of existence of the Tax Benefits, (v) a date prior to a Shares Acquisition Date on which the Board determines, in its sole discretion, that the Rights and the Plan are no longer in the best interests of the Company and its stockholders and (vi) the close of business on August 21, 2019, unless Amendment No. 2 is approved by the Company's stockholders at a meeting of stockholders held prior to such date.
Additional Considerations
Continued Risk of Ownership Change.  The Tax Benefits Preservation Plan is intended to reduce the likelihood of an ownership change by discouraging persons from acquiring 4.99% or more of the outstanding shares of the Company's common stock.  It does not place an absolute bar on the attainment of such an ownership interest, however, and we cannot assure you that it will prevent the occurrence of an ownership change.
Potential Effects on Liquidity. The Tax Benefits Preservation Plan restricts a stockholder's ability to acquire, directly or indirectly, additional shares of the Company's common stock in excess of the specified limitations. Furthermore, a stockholder's ability to dispose of shares of common stock may be limited by reducing the class of potential acquirers for such shares.
Possible IRS Challenge of Amount of Tax Benefits.  The Internal Revenue Service (the "IRS") has not audited or otherwise validated the amount of our tax benefits. The IRS could challenge the amount of our tax benefits, which could limit our ability to use our tax benefits to reduce our future income tax liability. In addition, the complexity of Section 382's provisions and the limited knowledge any public company has about the ownership of its publicly traded stock make it difficult to determine whether an ownership change has occurred. Therefore, we cannot assure you that the IRS will not claim that we experienced an ownership change and attempt to reduce or eliminate our tax benefits even if the Tax Benefits Preservation Plan remains in place.

Anti-Takeover Impact. Unlike traditional stockholder rights plans (commonly referred to as "poison pills"), which are designed and put in place to deter unsolicited takeovers bids, the Tax Benefits Preservation Plan is designed solely to protect our tax benefits by discouraging actions that could increase the likelihood of a loss of those benefits.  The Tax Benefits Preservation Plan could have an anti-takeover effect, however, because it will restrict the ability of a person, entity or group to accumulate 4.99% or more of our common stock, and the ability of persons, entities or groups owning 4.99% or more of our common stock prior to the adoption of the Tax Benefits Preservation Plan, from acquiring additional shares of our common stock without the approval of our Board of Directors.  The Tax Benefits Preservation Plan also could have an anti-takeover effect because an Acquiring Person's ownership may be diluted substantially upon the occurrence of a triggering event. Accordingly, the overall effects of the Tax Benefits Preservation Plan may be to render more difficult, or discourage, a merger, tender offer, proxy contest or assumption of control by a substantial holder of our stock. We are not presently aware of any potential takeover transaction.
The Company's Board of Directors believes that any potential negative aspects of the Tax Benefits Preservation Plan are substantially outweighed by the benefits of the Tax Benefits Preservation Plan.  While the existence of the Tax Benefits Preservation Plan does not guarantee that we will not experience an ownership change under Section 382 of the Internal Revenue Code, the Board believes that the Tax Benefits Preservation Plan will reduce the likelihood of an ownership change.
Board Recommendation
The Company's Board of Directors unanimously recommends that stockholders vote FOR approval of Amendment No. 2 to the Tax Benefits Preservation Plan.

PROPOSAL V
RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS
The Audit Committee of the Company's Board of Directors has renewed the Company's arrangement for Dixon Hughes Goodman LLP to be the Company's independent auditors for the fiscal year ending June 30, 2019, subject to the ratification of that appointment by the Company's stockholders at the annual meeting.  A representative of Dixon Hughes Goodman LLP is expected to attend the annual meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.
During the fiscal years ended June 30, 2018 and 2017, Dixon Hughes Goodman LLP provided various audit, audit related and non-audit services to the Company. Set forth below are the aggregate fees billed for these services:
(a)
Audit Fees: Aggregate fees billed for professional services rendered during both fiscal years for the audit of annual financial statements, statutory internal control attestation and review of financial statements included in the Company's Quarterly Reports on Form 10-Q: $326,542 - fiscal 2018; $335,390 - fiscal 2017.

(b)	Audit Related Fees: Aggregate fees billed for professional services rendered during both fiscal years for the audits of HomeTrust Bank's KSOP: $34,050 - fiscal 2018; $30,500 - fiscal 2017.
(c)	Tax Fees: Aggregate fees billed for professional services rendered during both fiscal years related to tax compliance and tax return preparation: $35,051- fiscal 2018; $36,555 - fiscal 2017.
(d)
All other fees: Aggregate fees billed for specific professional services rendered during both fiscal years as requested by the Audit Committee for inquiries into certain business functions of the Company: $168,082 - fiscal 2018; $0 - fiscal 2017.

The Audit Committee pre-approves all audit and permissible non-audit services to be provided by Dixon Hughes Goodman LLP and the estimated fees for these services.  None of the services provided by Dixon Hughes Goodman LLP described in items (a)-(d) above were approved by the Audit Committee pursuant to a waiver of the pre-approval requirements of the SEC's rules and regulations.
The Company's Board of Directors unanimously recommends that stockholders vote FOR the ratification of the appointment of Dixon Hughes Goodman LLP as the Company's independent auditors for the fiscal year ending June 30, 2019.

STOCKHOLDER PROPOSALS
In order to be eligible for inclusion in the Company's proxy materials for the Company's next annual meeting of stockholders, any stockholder proposal to take action at the meeting must be received at the Company's executive office at 10 Woodfin Street, Asheville, North Carolina no later than June 17, 2019.  All stockholder proposals submitted for inclusion in the Company's proxy materials will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended, and, as with any stockholder proposal (regardless of whether included in the Company's proxy materials), the Company's charter and bylaws.
In addition to the deadline and other requirements referred to above for submitting a stockholder proposal to be included in the Company's proxy materials for its next annual meeting of stockholders, the Company's bylaws require a separate notification to be made in order for a stockholder proposal to be eligible for presentation at the meeting, regardless of whether the proposal is included in the Company's proxy materials for the meeting.  In order to be eligible for presentation at the Company's next annual meeting of stockholders, written notice of a stockholder proposal containing the information specified in Article I, Section 6 of the Company's bylaws must be received by the Secretary of the Company not earlier than the close of business on July 29, 2019 and not later than the close of business on August 28, 2019.  If, however, the date of the next annual meeting is before November 6, 2019 or after January 25, 2020, the notice of the stockholder proposal must instead be received by the Company's Secretary not earlier than the close of business on the 120th day prior to the date of the next annual meeting and not later than the close of business on the later of the 90th day before the date of the next annual meeting or the tenth day following the first to occur of the day on which notice of the date of the next annual meeting is mailed or otherwise transmitted or the day on which public announcement of the date of the next annual meeting is first made by the Company.
OTHER MATTERS
The Board of Directors is not aware of any business to come before the annual meeting other than the matters described above in this proxy statement.  However, if any other matters should properly come before the meeting, it is intended that holders of the proxies will act in accordance with their best judgment.
ADDITIONAL INFORMATION
The Company will pay the costs of soliciting proxies.  The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock.  In addition to solicitation by mail, directors, officers and employees of the Company may solicit proxies personally or by facsimile, telephone, e-mail or other electronic means, without additional compensation.

APPENDIX A

AMENDMENT NO. 2
TO
TAX BENEFITS PRESERVATION PLAN

Amendment No. 2, dated as of August 21, 2018 (this "Amendment"), to the Tax Benefits Preservation Plan, dated as of September 25, 2012, and amended by Amendment No. 1 thereto, dated as of August 31, 2015 (the "Plan"), between HomeTrust Bancshares, Inc., a Maryland corporation (the "Company"), and Computershare Trust Company, N.A., as successor rights agent to Registrar and Transfer Company (the "Rights Agent").

WHEREAS, the Company and the Rights Agent are parties to the Plan;

WHEREAS, Section 27 of the Plan provides that prior to the Distribution Date (as defined in the Plan), the Company may supplement or amend the Plan without the approval of any holders of Right Certificates (as defined in the Plan) to make any provision with respect to the Rights (as defined in the Plan) which the Company may deem necessary or desirable;

WHEREAS, the Distribution Date has not yet occurred; and

WHEREAS, the Company has deemed it desirable to amend the Plan as set forth below.

NOW, THEREFORE, the Plan is hereby amended as follows:

1. Amendments.

(a) Clause (vi) of the definition of "Expiration Date" in Section 1(a)(m) of the Plan is amended in its entirety to read as follows:

"(vi) the Close of Business on August 21, 2019, unless Amendment No. 2, dated as of August 21, 2018, to the Plan is approved by the Company's stockholders at a meeting of stockholders duly held prior to August 21, 2019."

(b) The definition of "Final Expiration Date" in Section 1(a)(n) of the Plan is amended in its entirety to read as follows:

""Final Expiration Date" shall mean the Close of Business on August 21, 2021; provided, that if a Shares Acquisition Date occurs fewer than thirty (30) days prior to such date, then the Final Expiration Date shall be the date that is thirty (30) days after the Shares Acquisition Date."

(c) The definition of "Purchase Price" in Section 1(a)(r) of the Plan is amended in its entirety to read as follows:

""Purchase Price" shall mean the price (subject to adjustment as provided herein) at which a holder of a Right may purchase 1/1,000th of a Preferred Share (subject to adjustment as provided herein) upon exercise of a Right, which price shall be $42.14."

(d) The form of "Right Certificate" contained in Exhibit B to the Plan is amended so that the reference therein to "$22.63" is replaced with "$42.14".

(e) The form of "Summary of Terms" contained in Exhibit C to the Plan is amended so that the reference therein to "$22.63" is replaced with "42.14".

2. Effect of this Amendment.  It is the intent of the parties hereto that this Amendment constitutes an amendment of the Plan as contemplated by Section 27 thereof.  Except as expressly provided in this Amendment, the terms of the Plan shall remain in full force and effect.

3. Counterparts.  This Amendment may be executed in counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute one and the same instrument. A signature to this Amendment executed and/or transmitted electronically shall have the same authority, effect, and enforceability as an original signature.

4. Severability.  If any term, provision, covenant or restriction of this Amendment is held by a court of competent jurisdiction or other authority to be invalid, illegal or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

5. Descriptive Headings.  The captions herein are included for convenience of reference only, do not constitute a part of this Amendment and shall be ignored in the construction and interpretation hereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date set forth above.

HOMETRUST BANCSHARES, INC.

By:	/s/ Tony J. VunCannon
Name:	Tony J. VunCannon
Title:	EVP/CFO/Corporate Secretary/Treasurer

COMPUTERSHARE TRUST COMPANY, N.A.

By:	/s/ Dennis V. Moccia
Name:	Dennis V. Moccia
Title:	Manager, Contracts Administration

APPENDIX B

AMENDMENT NO. 1
TO
TAX BENEFITS PRESERVATION PLAN

Amendment No. 1, dated as of August 31, 2015 (this "Amendment"), to the Tax Benefits Preservation Plan, dated as of September 25, 2012 (the "Plan"), between HomeTrust Bancshares, Inc., a Maryland corporation (the "Company"), and Computershare Trust Company, N.A., as successor rights agent to Registrar and Transfer Company (the "Rights Agent").

WHEREAS, the Company and the Rights Agent are parties to the Plan;

WHEREAS, Section 27 of the Plan provides that prior to the Distribution Date (as defined in the Plan), the Company may supplement or amend the Plan without the approval of any holders of Right Certificates (as defined in the Plan) to make any provision with respect to the Rights (as defined in the Plan) which the Company may deem necessary or desirable;

WHEREAS, the Distribution Date has not yet occurred; and

WHEREAS, the Company has deemed it desirable to amend the Plan as set forth below.

NOW, THEREFORE, the Plan is hereby amended as follows:

1. Amendments.

(a) Clause (vi) of the definition of "Expiration Date" in Section 1(a)(m) of the Plan is amended in its entirety to read as follows:

"(vi) the Close of Business on August 31, 2016, unless Amendment No. 1, dated as of August 31, 2015, to the Plan is approved by the Company's stockholders at a meeting of stockholders duly held prior to August 31, 2016."

(b) The definition of "Final Expiration Date" in Section 1(a)(n) of the Plan is amended in its entirety to read as follows:

" "Final Expiration Date" shall mean the Close of Business on August 31, 2018; provided that if a Shares Acquisition Date occurs fewer than thirty (30) days prior to such date, then the Final Expiration Date shall be the date that is thirty (30) days after the Shares Acquisition Date."

(c) The definition of "Purchase Price" in Section 1(a)(r) of the Plan is amended in its entirety to read as follows:

" "Purchase Price" shall mean the price (subject to adjustment as provided herein) at which a holder of a Right may purchase 1/1,000th of a Preferred Share (subject to adjustment as provided herein) upon exercise of a Right, which price shall be $22.63."

(d) Section 3 of the Plan is hereby amended to delete the second sentence thereof in its entirety and replace it with the following:

"The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable, upon ten (10) days' prior written notice to the Rights Agent setting forth the respective duties of the Rights Agent and any co-Rights Agent, and, upon acceptance of such appointment by a co-Rights Agent, the provisions of this Plan applicable to the Rights Agent shall be deemed also to apply to such co-Rights Agent.  The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such co-Rights Agents."

(e) The form of legend appearing in Section 4(c) of the Plan is amended so that the reference therein to "Registrar and Transfer Company" is replaced with "Computershare Trust Company, N.A."

(f) Section 20(c) of the Plan is hereby amended to add the following language to the end thereof:

"Notwithstanding anything in this Plan to the contrary, in no event will the Rights Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damage and regardless of the form of action."

(g) Section 21 of the Plan is hereby amended to add the following language to the end thereof:

"In the event the transfer agency relationship in effect between the Company and the Rights Agent terminates (other than as a result of a transaction described in the first sentence of Section 19 hereof involving the Rights Agent), the Rights Agent will be deemed to have resigned automatically and be discharged from its duties under this Plan as of the effective date of such termination, and the Company shall be responsible for sending any required notice."

(h) The address for the Rights Agent appearing in Section 26 of the Plan is amended to read as follows:

"Computershare Trust Company, N.A.
250 Royall Street
Canton, MA 02021
Attention: Client Services"

(i) Section 32 of the Plan is amended in its entirety to read as follows:

 "SECTION 32.   GOVERNING LAW.  This Plan, any amendment hereto (except as otherwise provided therein) and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Maryland and for all purposes shall be governed by and construed in accordance with the laws of such state applicable to contracts made and to be performed entirely within such state, without regard to any conflicts of laws principles thereof, provided, however, that all provisions regarding the rights, duties and obligations of the Rights Agent shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such state, without regard to any conflicts of laws principles thereof."

(j) The Plan is amended to add in the following new Section 35:

"SECTION 35.   FORCE MAJEURE.  Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control including, without limitation, acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunction of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war, or civil unrest."

(k) The form of Right Certificate contained in Exhibit B to the Plan is amended so that the references therein to "Registrar and Transfer Company" are replaced with "Computershare Trust Company, N.A." and the reference therein to "$16.14" is replaced with "$22.63."

(l) The "Summary of Terms" contained in Exhibit C to the Plan is amended so that the reference therein to "$16.14" is replaced with "$22.63."

2. Effect of this Amendment.  It is the intent of the parties that this Amendment constitutes an amendment of the Plan as contemplated by Section 27 thereof.  Except as expressly provided in this Amendment, the terms of the Plan remain in full force and effect.

3. Counterparts.  This Amendment may be executed in counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute one and the same instrument. A signature to this Amendment executed and/or transmitted electronically shall have the same authority, effect, and enforceability as an original signature.

4. Severability.  If any term, provision, covenant or restriction of this Amendment is held by a court of competent jurisdiction or other authority to be invalid, illegal or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

5. Descriptive Headings.  The captions herein are included for convenience of reference only, do not constitute a part of this Amendment and shall be ignored in the construction and interpretation hereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date set forth above.

HOMETRUST BANCSHARES, INC.

By:	/s/ Tony J. VunCannon
Name:	Tony J. VunCannon
Title:	Executive Vice President, Chief Financial Officer and Treasurer

COMPUTERSHARE TRUST COMPANY, N.A.

By:	/s/ Dennis V. Moccia
Name:	Dennis V. Moccia
Title:	Manager, Contract Administration

APPENDIX C

HOMETRUST BANCSHARES, INC.

AND

REGISTRAR AND TRANSFER COMPANY

TAX BENEFITS PRESERVATION PLAN

DATED AS OF SEPTEMBER 25, 2012

LIST OF EXHIBITS

Exhibit A	Articles Supplementary to the Charter of HomeTrust Bancshares, Inc.
Exhibit B	Form of Right Certificate
Exhibit C	Form of Summary of Terms

TAX BENEFITS PRESERVATION PLAN
TAX BENEFITS PRESERVATION PLAN (this "Plan"), dated as of September 25, 2012 between HomeTrust Bancshares, Inc., a corporation organized under the laws of the State of Maryland (the "Company"), and Registrar and Transfer Company (the "Rights Agent").
WHEREAS, the Company and certain of its Subsidiaries (as defined below) have generated certain Tax Benefits (as defined below) for United States federal income tax purposes, and the Company desires to avoid an "ownership change" within the meaning of Section 382 of the Code (as defined below) and thereby preserve the Company's ability to utilize such Tax Benefits;
WHEREAS, the Board of Directors of the Company (the "Board") has authorized and declared a dividend of one preferred share purchase right (a "Right") in respect of each Common Share (as defined below) of the Company outstanding at the Close of Business (as defined below) on October 9, 2012 (the "Record Date"), each such Right representing the right to purchase 1/1,000th of a Preferred Share (as defined below) upon the terms and subject to the conditions herein set forth, and has further authorized and directed the issuance of one Right (subject to adjustment) in respect of each Common Share that shall become outstanding between the Record Date and the earlier of the Distribution Date and the Expiration Date (as such terms are defined below); and
WHEREAS, the Company desires to appoint the Rights Agent to act on behalf of the Company, and the Rights Agent is willing so to act, in connection with the issuance, transfer, exchange and replacement of Right Certificates (as defined below), the exercise of Rights and other matters referred to herein.
NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:
SECTION 1.  CERTAIN DEFINITIONS.  For purposes of this Plan, the following terms have the meanings indicated:
(a) "Acquiring Person" shall mean any Threshold Holder except:
(i) the U.S. Government;
(ii) any Exempt Person;
(iii) any Grandfathered Person, unless such Grandfathered Person's percentage Beneficial Ownership increases on or after the Record Date, other than any increase pursuant to or as a result of (A) a stock dividend, stock split, reverse stock split or similar transaction effected by the Company, (B) any anti-dilution or similar adjustment in accordance with the terms of any Company Securities or (C) any redemption or repurchase of Company Securities by the Company;
(iv) any Person who or which the Board determines, in its sole discretion, has inadvertently become a Threshold Holder, so long as such Person (or its Affiliate) promptly enters into, and delivers to the Company, an irrevocable commitment promptly to divest and thereafter promptly divests (without exercising or retaining any power, including voting, with respect to such securities), sufficient Company Securities so that such Person is no longer a Threshold Holder;
(v) any Person that has become a Threshold Holder as the result of an acquisition of any class of Company Securities by the Company which, by reducing the number of shares of that class outstanding, increases the proportionate number of Company Securities of that class Beneficially Owned by such Person so that such Person would otherwise become an Acquiring Person; provided, however, that if such Person shall thereafter become the Beneficial Owner of any additional Company Securities of that class (other than Beneficial Ownership resulting from events of the type described in sub-clauses (A) and (B) of clause (iii) above), such Person shall be deemed to be an "Acquiring Person" unless upon becoming the Beneficial Owner of such additional Company Securities, such Person does not Beneficially Own 4.99% or more of that class of Company Securities; and

(vi) any Person that has become a Threshold Holder if the Board in good faith determines that the attainment of such status has not jeopardized or endangered the Company's utilization of the Tax Benefits.
(b) "Affiliate" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, and to the extent not included within the foregoing, shall also include with respect to any Person, any other Person whose Company Securities would be deemed to be (i) constructively owned by such first Person, or (ii) otherwise aggregated with shares owned by such first Person (other than any aggregation solely by reason of such shares being part of the same "public group" as defined under Treasury Regulation Section 1.382-2T(f)(13)), in each case pursuant to the provisions of Section 382 of the Code, or any successor or replacement provision, and the Treasury Regulations thereunder.
(c) A Person shall be deemed the "Beneficial Owner" of, and shall be deemed to "Beneficially Own," and shall have "Beneficial Ownership" of, any Company Securities or any Rights, as applicable, (i) which such Person directly owns or (ii) which such Person would be deemed to own constructively pursuant to Section 382 of the Code and the Treasury Regulations promulgated thereunder (including as a result of the deemed exercise of an "option" pursuant to Treasury Regulation Section 1.382-4(d) and including, without duplication, Company Securities or Rights, as applicable, owned by any Affiliate of such Person); provided that a Person shall not be treated as "Beneficially Owning" Company Securities pursuant to clause (i) above to the extent that such Person does not have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, such Company Securities.
(d) "Board" shall have the meaning set forth in the Recitals.
(e) "Business Day" shall mean any day other than a Saturday, a Sunday, or a day on which banking institutions in North Carolina are authorized or obligated by law or executive order to close.
(f) "Close of Business" on any given date shall mean 5:00 p.m., Eastern Time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 p.m., Eastern Time, on the next succeeding Business Day.
(g) "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute.
(h) "Common Shares" when used with reference to the Company shall mean the shares of common stock, par value $0.01 per share, of the Company.
(i) "Company Securities" shall mean Common Shares and any other interest that would be treated as "stock" of the Company for purposes of Section 382 of the Code (including pursuant to Treasury Regulation Section 1.382-2T(f)(18)).
(j) "Distribution Date" shall mean the earlier of (i) the Close of Business on the tenth (10) Business Day after a Shares Acquisition Date and (ii) the Close of Business on the tenth (10) Business Day (or such later day as may be designated prior to a Shares Acquisition Date by the Board) after the date of the commencement of a tender or exchange offer by any Person if, upon consummation thereof, such Person would or could be an Acquiring Person; provided, however, that if either of such dates occurs after the date of this Plan and on or prior to the Record Date, then the Distribution Date shall be the Record Date.
(k) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended,.

(l) "Exempt Person" shall mean the Company, any Subsidiary (in each case including, without limitation, in any fiduciary capacity), any employee benefit plan or compensation arrangement of the Company or any Subsidiary, or any entity or trustee holding Company Securities to the extent organized, appointed or established by the Company or any Subsidiary for or pursuant to the terms of any such employee benefit plan or compensation arrangement.
(m) "Expiration Date" shall mean the earliest of (i) the Final Expiration Date, (ii) the Redemption Date, (iii) the time at which all Rights (other than Rights that have become null and void pursuant to Section 8(e) hereof) are exchanged as provided in Section 24 hereof, (iv) such time as the Board determines, in its sole discretion, that the Rights and the Plan are no longer necessary for the preservation of existence of the Tax Benefits, (v) a date prior to a Shares Acquisition Date on which the Board determines, in its sole discretion, that the Rights and this Plan are no longer in the best interests of the Company and its stockholders and (vi) the Close of Business on September 25, 2013, unless this Plan is approved by the Company's stockholders at a meeting of stockholders duly held prior to such date.
(n) "Final Expiration Date" shall mean the Close of Business on September 25, 2015; provided that if a Shares Acquisition Date occurs fewer than thirty (30) days prior to such date, then the Final Expiration Date shall be the date that is thirty (30) days after the Shares Acquisition Date.
(o) "Grandfathered Person" shall mean any Person who or which, together with all Affiliates of such Person, was on the Record Date, the Beneficial Owner of 4.99% or more of the Company Securities outstanding on such date.  Any Grandfathered Person who, together with all of its Affiliates, subsequently becomes the Beneficial Owner of less than 4.99% of the Company Securities shall cease to be a Grandfathered Person.
(p) "Person" shall mean any individual, firm, corporation, partnership, trust association, limited liability company, limited liability partnership, governmental entity, or other entity, or any group of Persons making a "coordinated acquisition" of shares or otherwise treated as an entity within the meaning of Treasury Regulation Section 1.382-3(a)(1)(i) and shall include any successor (by merger or otherwise) of any such entity.
(q) "Preferred Shares" shall mean shares of the Company's Junior Participating Preferred Stock, Series A, $0.01 par value per share, having the rights and preferences set forth in the form of Articles Supplementary attached as Exhibit A to this Plan.
(r) "Purchase Price" shall mean the price (subject to adjustment as provided herein) at which a holder of a Right may purchase 1/1,000th of a Preferred Share (subject to adjustment as provided herein) upon exercise of a Right, which price shall initially be $16.14.
(s) "Redemption Date" shall mean the time at which the Rights are redeemed as provided in Section 23 hereof.
(t) "Section 382" means Section 382 of the Code, or any comparable successor provision.
(u) "Securities Act" means the Securities Act of 1933, as amended.
(v) "Shares Acquisition Date" shall mean the date of the first public announcement by the Company or an Acquiring Person (including, in the case of an announcement by an Acquiring Person, the filing of a report on Schedule 13D or Schedule 13G under the Exchange Act or any similar or successor report)  indicating that an Acquiring Person has become such.
(w) "Subsidiary" of any Person shall mean any corporation or other entity of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by such Person.
(x) "Tax Benefits" means the net operating loss carryovers, capital loss carryovers, general business credit carryovers, alternative minimum tax credit carryovers and foreign tax credit carryovers, as well as any loss or deduction attributable to a "net unrealized built-in loss" within the meaning of Section 382 and the Treasury Regulations promulgated thereunder, of the Company or any Subsidiary.

(y) "Threshold Holder" means any Person who or which, together with all Affiliates of such Person, shall be the Beneficial Owner of 4.99% or more of (i) the Common Shares then outstanding or (ii) any class of Company Securities (other than Common Shares) then outstanding.
(z) "Trading Day" means a day on which the principal national securities exchange or over-the-counter market on which the Common Shares are listed or admitted to trading is open for the transaction of business or, if the Common Shares are not listed or admitted to trading on any national securities exchange or over-the-counter market, a Business Day.
(aa) "Treasury Regulation" means any final, proposed or temporary regulation of the U.S. Department of the Treasury under the Code and any successor regulation.
(bb) "U.S.  Government" means any of (i) the federal government of the United States of America, (ii) any instrumentality or agency of the federal government of the United States of America and (iii) any Person wholly-owned by, or the sole beneficiary of which is, the federal government of the United States of America or any instrumentality or agency thereof.
SECTION 2.  OTHER DEFINITIONAL AND INTERPRETATIVE PROVISIONS.  The words "hereof," "herein" and "hereunder" and similar terms used in this Plan shall refer to this Plan as a whole and not to any particular provision of this Plan.  The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.  References to Sections and Exhibits are to Sections and Exhibits of this Plan unless otherwise specified.  All Exhibits annexed hereto or referred to herein are hereby incorporated in and made a part of this Plan as if set forth in full herein.  Any capitalized terms used in any Exhibit but not otherwise defined therein, shall have the meaning as defined in this Plan.  Any singular term in this Plan shall be deemed to include the plural, and any plural term the singular.  Whenever the words "include," "includes" or "including" are used in this Plan, they shall be deemed to be followed by the words "without limitation," whether or not they are in fact followed by those words or similar terms.  "Writing," "written" and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form.  References to any agreement or contract are to that agreement or contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.  References to any Person include the successors and permitted assigns of that Person.  References from or through any date mean, unless otherwise specified, from and including or through and including, respectively.  References to any statute, rules or regulations shall be deemed to refer to such statute, rules or regulations as amended from time to time and to any successors thereto.
SECTION 3.  APPOINTMENT OF RIGHTS AGENT.  The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment.  The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable and, upon acceptance of such appointment by a co-Rights Agent, the provisions of this Plan applicable to the Rights Agent shall be deemed also to apply to such co-Rights Agent.
SECTION 4.  ISSUE OF RIGHT CERTIFICATES.
(a) Prior to a Distribution Date, (x) the Rights will be evidenced (subject to the provisions of Section 4(b) hereof) by the certificates for Common Shares registered in the names of the holders thereof (or, if Common Shares are uncertificated, the registration of such Common Shares on the stock transfer books of the Company) and not by separate Right Certificates, and (y) the Rights will be transferable only in connection with the transfer of Common Shares.  As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign, and the Company will send or cause to be sent (and the Rights Agent will, if requested, send) by first-class, postage-prepaid mail, to each record holder of Common Shares as of the Close of Business on the Distribution Date (other  than the holder of any Rights that have become null and void pursuant to Section 8(e) hereof), at the address of such holder shown on the records of the Company, a Right Certificate, in substantially the form of Exhibit B hereto (a "Right Certificate"), evidencing one Right for each Common Share so held.  As of and after the Distribution Date, the Rights will be evidenced solely by such Right Certificates.

(b) As soon as practicable after the Record Date, the Company will send a copy of a Summary of Terms, in substantially the form of Exhibit C hereto (the "Summary of Terms"), by first-class, postage-prepaid mail, to each record holder of Common Shares as of the Close of Business on the Record Date, at the address of such holder shown on the records of the Company, and also will make a copy of the Summary of Terms publicly available through a filing with the Securities and Exchange Commission.  With respect to certificates representing Common Shares outstanding as of the Record Date (or, if Common Shares are uncertificated, shares registered on the stock transfer books of the Company), or issued subsequent to the Record Date, unless and until the Distribution Date shall occur, the Rights will be evidenced by the certificates representing such Common Shares (or, if Common Shares are uncertificated, by an appropriate notation in the stock transfer books of the Company) and the registered holders of the Common Stock shall also be the registered holders of the associated Rights.  Until the earlier of the Distribution Date and the Expiration Date, the surrender for transfer of any certificate for Common Shares (or, if Common Shares are uncertificated, the transfer on the stock transfer books of the Company of such Common Shares) outstanding on the Record Date, with or without a copy of the Summary of Terms attached thereto, shall also constitute the transfer of the Rights associated with the Common Shares represented thereby.
(c) Rights shall be issued in respect of all Common Shares which are issued by the Company after the Record Date but prior to the earlier of the Distribution Date and the Expiration Date.  Certificates for Common Shares which become outstanding (including, without limitation, reacquired Common Shares referred to in the last sentence of this paragraph (c)) after the Record Date but prior to the earlier of the Distribution Date and the Expiration Date shall have impressed on, printed on, written on or otherwise affixed to such certificates a legend in substantially the following form:
This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Tax Benefits Preservation Plan between HomeTrust Bancshares, Inc.  and Registrar and Transfer Company, dated as of September 25, 2012 (as it may be amended from time to time, the "Plan"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of HomeTrust Bancshares, Inc.  Under certain circumstances, as set forth in the Plan, such rights may be redeemed, may become exercisable for securities or assets of the Company, may be exchanged for Common Shares or other securities or assets of the Company, may expire, may become void (including if they are "Beneficially Owned" by an "Acquiring Person" or an Affiliate thereof, as such terms are defined in the Plan, or by any transferee of any of the foregoing) or may be evidenced by separate certificates and will no longer be evidenced by this certificate.  HomeTrust Bancshares, Inc. will mail to the holder of this certificate a copy of the Plan without charge after receipt of a written request therefor.
If any uncertificated Common Shares become outstanding (including, without limitation, reacquired Common Shares referred to in the last sentence of this paragraph (c)) after the Record Date but prior to the earlier of the Distribution Date and the Expiration Date, the registration of such Common Shares on the stock transfer books of the Company shall evidence one Right for each such Common Share and the Company shall mail to every Person that holds such Common Shares a confirmation of the registration of such Common Share and Right on the stock transfer books of the Company, which confirmation will contain a legend indicating that a full copy of any rights, privileges, restrictions and conditions which may be attached to the Common Shares can be obtained without charge by contacting the Secretary of the Company.
In the event that the Company purchases or acquires any Common Shares after the Record Date but prior to the Distribution Date, any Rights associated with such Common Shares shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with the Common Shares that are no longer outstanding.
SECTION 5.  FORM OF RIGHT CERTIFICATES.  The Right Certificates (and the forms of election to purchase and of assignment to be printed on the reverse thereof) shall be substantially the same as the form in Exhibit B hereto and may have such marks of identification or designation and such legends, summaries, or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Plan, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to custom and common usage.

SECTION 6.  COUNTERSIGNATURE AND REGISTRATION.
(a) The Right Certificates shall be executed on behalf of the Company by its Chief Executive Officer or President, any of its Vice Presidents, or its Treasurer, either manually or by facsimile signature, shall have affixed thereto the Company's seal or a facsimile thereof, and shall be attested by the Secretary or any Assistant Secretary of the Company, either manually or by facsimile signature.  The Right Certificates shall be countersigned by the Rights Agent, either manually or by facsimile signature, and shall not be valid for any purpose unless so countersigned.  In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the Person who signed such Right Certificates had not ceased to be such officer of the Company and any Right Certificate may be signed on behalf of the Company by any Person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Plan any such Person was not such an officer.
(b) Following the Distribution Date, the Rights Agent will keep or cause to be kept, at its principal office or offices designated as the appropriate place for surrender of Right Certificates upon exercise, transfer or exchange, books for registration and transfer of the Right Certificates.  Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates and the date of each of the Right Certificates.
SECTION 7.  TRANSFER, SPLIT UP, COMBINATION AND EXCHANGE OF RIGHT CERTIFICATES; MUTILATED, DESTROYED, LOST, OR STOLEN RIGHT CERTIFICATES.
(a) Subject to the provisions of Section 14 hereof, at any time after the Distribution Date, and prior to the Expiration Date, any Right Certificate or Right Certificates (other than Right Certificates representing Rights that have become null and void pursuant to Section 8(e) hereof or that have been exchanged pursuant to Section 24 hereof) may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of 1/1,000ths of a Preferred Share (or Common Shares, in the event the Rights become exercisable for Common Shares in accordance with Section 12(a)(ii) hereof) as the Right Certificates surrendered then entitled such holder to purchase.  Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate or Right Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate or Right Certificates to be transferred, split up, combined or exchanged at the principal office of the Rights Agent designated for such purpose.  Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Right Certificate or Right Certificates until the registered holder of the Right Certificate has complied with the requirements of Section 8(f).  Upon satisfaction of the foregoing requirements, the Rights Agent shall, subject to Sections 8(e), 8(f), 14 and 24 hereof, countersign and deliver to the Person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested.  The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates.
(b) Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to the Company and the Rights Agent of the loss, theft, destruction or mutilation of the Right Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to the Company and the Rights Agent, and, at the Company's request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will make and deliver a new Right Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered holder in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

SECTION 8.  EXERCISE OF RIGHTS.
(a) Subject to Sections 8(e) and 24 hereof, the registered holder of any Right Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein) in whole or in part at any time after the Distribution Date and prior to the Expiration Date upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof duly executed, to the Rights Agent at the principal office or offices of the Rights Agent designated for such purpose, together with payment of the aggregate Purchase Price with respect to the Rights then to be exercised.
(b) The Purchase Price shall be payable in lawful money of the United States of America in accordance with paragraph (c) below.
(c) Upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase duly executed, accompanied by payment of the Purchase Price for the total number of 1/1,000ths of a Preferred Share to be purchased and an amount equal to any applicable transfer tax required to be paid by the holder of such Right Certificate in accordance with Section 10 hereof by certified check, cashier's check, or money order payable to the order of the Company, the Rights Agent shall thereupon promptly (i) (A) requisition from any transfer agent of the Preferred Shares (or make available, if the Rights Agent is the transfer agent therefor) certificates for the number of Preferred Shares to be purchased (or, if the Preferred Shares are uncertificated, request from such transfer agent a statement setting forth such number of Preferred Shares to be purchased for which registration will be made on the stock transfer books of the Company) and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) if the Company shall have elected to deposit the Preferred Shares issuable upon exercise of the Rights with a depositary agent, requisition from the depositary agent depositary receipts representing such number of 1/1,000ths of a Preferred Share as are to be purchased (in which case certificates for the Preferred Shares represented by such receipts shall be deposited by the transfer agent with the depositary agent or registrations in the depositary agent's name shall be made on the stock transfer books of the Company if the Preferred Shares are uncertficated) and the Company hereby directs the depositary agent to comply with such request, and (ii) after receipt of such certificates (or, if the Preferred Shares are uncertificated, such statement) or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder.  If the Company is obligated to deliver Common Shares or other securities or assets pursuant to this Plan, upon exercise of the Rights or otherwise, the Company will make all arrangements necessary so that such securities and assets are available for delivery by the Rights Agent, if and when appropriate.
(d) In case the registered holder of any Right Certificate shall exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent to the registered holder of such Right Certificate or to such Person's duly authorized assigns, subject to the provisions of Section 14 hereof.
(e) Notwithstanding anything in this Plan to the contrary, any Rights Beneficially Owned by (i) an Acquiring Person or an Affiliate of an Acquiring Person from and after the date on which the Acquiring Person becomes such or (ii) a transferee of Rights Beneficially Owned by an Acquiring Person (or by an Affiliate of an Acquiring Person) who (A) becomes a transferee after the public announcement relating to a Shares Acquisition Date with respect to an Acquiring Person who was identified on the Shares Acquisition Date or (B) becomes a transferee with respect to an Acquiring Person (or an Affiliate thereof) and receives such Rights (I) with actual knowledge that the transferor is or was an Acquiring Person (or an Affiliate of an Acquiring Person) or (II) pursuant to either (x) a transfer (whether or not for consideration) from the Acquiring Person (or an Affiliate thereof) to holders of equity interests in such Acquiring Person (or in such Affiliate thereof) or to any Person with whom the Acquiring Person (or an Affiliate thereof) has any continuing agreement, arrangement or understanding regarding the transferred Rights or (y) a transfer which the Board determines in good faith is part of a plan, arrangement or understanding which has as a primary purpose or effect the avoidance of this Section 8(e), shall become null and void without any further action, and no holder of such Rights (other than a transferee not of a type described in clause (ii)) shall have any rights whatsoever with respect to such Rights, whether under this Plan or otherwise.  The Company shall use all reasonable efforts to ensure that the provisions of this Section 8(e) are complied with, but shall have no liability to any holder of Right Certificates or other Person as a result of its failure to make any determinations with respect to an Acquiring Person or any transferee of an Acquiring Person hereunder.  No Right

Certificate shall be issued pursuant to Section 4 hereof that represents Rights beneficially owned by an Acquiring Person whose Rights would be void pursuant to the preceding sentence or any Affiliate thereof; no Right Certificate shall be issued at any time upon the transfer of any Rights to an Acquiring Person whose Rights would be void pursuant to the preceding sentence or any Affiliate thereof or to any nominees of such Acquiring Person or Affiliate; and any Right Certificate delivered to the Rights Agent for transfer to an Acquiring Person whose Rights would be void pursuant to the preceding sentence shall be canceled.
(f) Notwithstanding anything in this Plan to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to any purported transfer pursuant to Section 7 hereof or exercise pursuant to this Section 8 unless the registered holder of the applicable Rights (i) shall have completed and signed the certificate contained in the form of assignment or election to purchase, as the case may be, set forth on the reverse side of the Right Certificate surrendered for such transfer or exercise, as the case may be, and (ii) shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) thereof as the Company shall reasonably request.
(g) The Company hereby waives application of each standstill or other similar provision relating to Company Securities by which a registered holder of Rights is bound as of the date of this Plan to the extent necessary to permit such registered holder to exercise such Rights in accordance with this Plan.
SECTION 9.  CANCELLATION AND DESTRUCTION OF RIGHT CERTIFICATES.  All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Plan.  The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof.  The Rights Agent shall deliver all canceled Right Certificates to the Company, or shall, at the written request of the Company, destroy such canceled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.
SECTION 10.  RESERVATION AND AVAILABILITY OF CAPITAL STOCK.
(a) The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued Preferred Shares, the number of Preferred Shares that will be sufficient to permit the exercise in full of all outstanding Rights in accordance with Section 8 hereof.  The Company covenants and agrees that it will take all such action as may be necessary to ensure that all Preferred Shares delivered upon exercise of Rights shall, at the time of delivery of the certificates for such Preferred Shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully-paid and nonassessable shares.   The foregoing covenants and agreements of the Company shall apply with respect to the Common Shares in the event the Rights become exercisable for Common Shares in accordance with Section 12(a)(ii) hereof.
(b) So long as the Preferred Shares or other securities issuable upon the exercise of Rights may be listed on any national securities exchange, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all securities reserved for such issuance to be listed on any such exchange upon official notice of issuance upon such exercise.
(c) The Company shall use its reasonable best efforts to  (i) file, as soon as practicable following the earliest date after a Shares Acquisition Date and determination of the consideration to be delivered by the Company upon exercise of the Rights in accordance with Section 12(a)(ii), or as soon as is required by law following a Distribution Date, as the case may be, a registration statement under the Securities Act with respect to the securities issuable upon exercise of the Rights, (ii) cause such registration statement to become effective as soon as practicable after such filing and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities and (B) the Expiration Date.  The Company shall also take such action as may be appropriate to ensure compliance with the securities or blue sky laws of the various states in connection with the exercisability of the Rights.  The Company may temporarily suspend, for a period of time not to exceed 90 days after the date set forth in clause (i) of the first sentence of this Section 10(c), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective.  Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement when the suspension is no longer in effect.  Notwithstanding anything contained in this Plan to the contrary, the Rights shall not be exercisable for securities in any jurisdiction if the requisite qualification in such jurisdiction has not been obtained, such exercise is not permitted under applicable law or a registration statement in respect of such securities has not been declared effective.
(d) The Company covenants and agrees that it will take all such action as may be necessary to ensure that all 1/1000ths of a Preferred Share (or Common Shares, in the event the Rights become exercisable for Common Shares in accordance with Section 12(a)(ii) hereof) shall, at the time of delivery of such securities (subject to payment of the Purchase Price), be duly authorized, validly issued, fully paid and nonassessable.
(e) The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any Preferred Shares upon the exercise of Rights.  The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Right Certificates to a Person other than, or the issuance or delivery of certificates (or, if uncertificated, the registration on the stock transfer books of the Company) or depositary receipts for the Preferred Shares in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise or to issue or to deliver any certificates (or, if uncertificated, to register on the stock transfer books of the Company) or depositary receipts for Preferred Shares upon the exercise of any Rights until any such tax shall have been paid (any such tax being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Company's reasonable satisfaction that no such tax is due.
SECTION 11.  PREFERRED SHARES RECORD DATE.  Each Person in whose name any certificate for Preferred Shares is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Preferred Shares represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the Preferred Shares transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Shares transfer books of the Company are open.  Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate shall not be entitled to any rights of a holder of Preferred Shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions, or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.  The foregoing also shall apply with respect to the Common Shares, in the event the Rights become exerciseable for Common Shares in accordance with Section 12(a)(ii) hereof.
SECTION 12.  ADJUSTMENT OF PURCHASE PRICE, NUMBER OF SHARES OR NUMBER OF RIGHTS.  The Purchase Price, the number of shares covered by each Right, and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 12.
(a) (i) In the event the Company shall at any time after the date of this Plan (A) declare a dividend on the Preferred Shares payable in Preferred Shares, (B) subdivide the outstanding Preferred Shares, (C) combine the outstanding Preferred Shares into a smaller number of Preferred Shares, or (D) issue any shares of its capital stock in a reclassification of the Preferred Shares (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as provided in this Section 12(a), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Shares transfer books of the Company were open, such Person would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of Rights be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of such Rights.

 (ii) Subject to Section 24 hereof, from and after the Shares Acquisition Date, each holder of a Right, other than Rights which have become null and void pursuant to the provisions of Section 8(e) hereof, shall have a right to receive, upon exercise thereof pursuant to Section 8(a) hereof at a price equal to the then current Purchase Price multiplied by the number of 1/1,000ths of a Preferred Share for which a Right is then exercisable, in accordance with the terms of this Plan and in lieu of Preferred Shares, such number of Common Shares of the Company as shall equal the result obtained by (x) multiplying the then current Purchase Price by the number of 1/1,000ths of a Preferred Share for which a Right is then exercisable and dividing that product by (y) 50% of the then current per share market price of the Company's Common Shares (determined pursuant to Section 12(d) hereof) on the date of the occurrence of such event.
 (iii) In the event that there shall not be sufficient Common Shares authorized but unissued to permit the exercise in full of the Rights in accordance with the foregoing paragraph (ii), the Company may substitute, for each Common Share that would otherwise be issuable upon exercise of a Right, a number of Preferred Shares or fraction thereof such that the current per share market price of one Preferred Share multiplied by such number or fraction is equal to the current per share market price of one Common Share as of the date of issuance of such Preferred Shares or fraction thereof.
(b) In case the Company shall fix a record date for the issuance of rights, options, or warrants to all holders of Preferred Shares entitling such holders (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Preferred Shares or securities convertible into Preferred Shares at a price per Preferred Share (or having a conversion price per share, if a security is convertible into Preferred Shares) less than the then current per share market price of the Preferred Shares (as defined in Section 12(d) hereof) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of Preferred Shares outstanding on such record date plus the number of Preferred Shares which the aggregate offering price of the total number of Preferred Shares so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price and the denominator of which shall be the number of Preferred Shares outstanding on such record date plus the number of additional Preferred Shares to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of Rights be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of such Rights.  In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights.  Preferred Shares owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation.  Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such rights, options, or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.
(c) In case the Company shall fix a record date for the making of a distribution to all holders of the Preferred Shares (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness or assets (other than a regular quarterly cash dividend or a dividend payable in Preferred Shares) or subscription rights or warrants (excluding those referred to in Section 12(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the then current per share market price of the Preferred Shares on such record date, less the fair market value (as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent) of the portion of the assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one Preferred Share and the denominator of which shall be such current per share market price of the Preferred Shares; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company to be issued upon exercise of one Right.  Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

(d) For the purpose of any computation hereunder, the "current per share market price" of any security (a "Security" for the purpose of this Section 12(d)) on any date shall be deemed to be the average of the daily closing prices per share of such Security for the thirty (30) consecutive Trading Days immediately prior to such date; provided, however, that in the event that the current per share market price of the Security is determined during a period following the announcement by the issuer of such Security of (A) a dividend or distribution on such Security payable in shares of such Security or securities convertible into such shares, or (B) any subdivision, combination or reclassification of such Security and prior to the expiration of thirty (30) Trading Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the current per share market price shall be appropriately adjusted to reflect the current market price per share equivalent of such Security.  The closing price for each Trading Day shall be the last sale price, regular way, or, in case no such sale takes place on such Trading Day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NASDAQ Stock Market or, if the Security is not listed or admitted to trading on the NASDAQ Stock Market, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed or admitted to trading on any national securities exchange the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by such system then in use, or, if on any such date the Security is not quoted by any such system, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by the Board.  If the Preferred Shares are not publicly held or so listed or traded, "current per share market price" shall be conclusively deemed to be the current per share market price of the Common Shares as determined pursuant to the foregoing provisions of this Section 12(d) (appropriately adjusted to reflect any stock split, stock dividend, or similar transaction occurring after the date hereof), multiplied by one thousand (1,000).  If neither the Common Shares nor the Preferred Shares are publicly held or so listed or traded, "current per share market price" shall mean the fair value per share as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.
(e) No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Purchase Price; provided, however, that any adjustments which by reason of this Section 12(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.  All calculations under this Section 12 shall be made to the nearest cent or to the nearest 1/1,000th of a Preferred Share.  Notwithstanding the first sentence of this Section 12(e), any adjustment required by this Section 12 shall be made no later than the Expiration Date.
(f) If as a result of an adjustment made pursuant to Section 12(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than Preferred Shares, thereafter the number of such other shares so receivable upon exercise of any Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Shares contained in Section 12(a), (b), (c), (e), (g), (h), (i), (k) and (m), and the provisions of Sections 7, 8, 10, 11and 14 hereof with respect to the Preferred Shares shall apply on like terms to any such other shares.
(g) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of 1/1,000ths of a Preferred Share purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.
(h) Unless the Company shall have exercised its election as provided in Section 12(i) hereof, upon each adjustment of the Purchase Price as a result of the calculations made in Sections 12(b) and (c) hereof, each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of 1/1,000ths of a Preferred Share (calculated to the nearest 1/1,000th of a Preferred Share) obtained by (i) multiplying (x) the number of 1/1,000ths of a share covered by a Right immediately prior to this adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price, and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

(i) The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in substitution for any adjustment in the number of 1/1,000ths of a Preferred Share purchasable upon the exercise of a Right.  Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of 1/1,000ths of a Preferred Share for which a Right was exercisable immediately prior to such adjustment.  Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest 1/1,000th) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price.  The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and if known at the time, the amount of the adjustment to be made.  This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least ten (10) days later than the date of the public announcement.  If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 12(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holder shall be entitled after such adjustment.  Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.
(j) Irrespective of any adjustment or change in the Purchase Price or the number of 1/1,000ths of a Preferred Share issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price and the number of 1/1,000ths of a Preferred Share which was expressed in the initial Right Certificates issued hereunder.
(k) Before taking any action that would cause an adjustment reducing the Purchase Price below 1/1,000th of the then par value, if any, of the Preferred Shares issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully-paid and nonassessable Preferred Shares at such adjusted Purchase Price.
(l) In any case in which this Section 12 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuing to the holder of any Right exercised after such record date of the Preferred Shares and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the Preferred Shares and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.
(m) Anything in this Section 12 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 12, as and to the extent that it in its sole discretion shall determine to be advisable in order that (i) any consolidation or subdivision of the Preferred Shares, (ii) issuance wholly for cash of any Preferred Shares at less than the current per share market price, (iii) issuance wholly for cash of Preferred Shares or securities which by their terms are convertible into or exchangeable for Preferred Shares, (iv) dividends on Preferred Shares payable in Preferred Shares, or (v) issuance of rights, options, or warrants referred to hereinabove in Section 12(b), hereafter made by the Company to holders of its Preferred Shares shall not be taxable to such stockholders.
(n) In the event that at any time after the date of this Plan and prior to the Distribution Date, the Company shall (i) declare or pay any dividend on the Common Shares payable in Common Shares, or (ii) effect a subdivision, combination or consolidation of the Common Shares (by reclassification or otherwise than by payment of dividends in Common Shares) into a greater or lesser number of Common Shares, then in any such case (A) the number of 1/1,000ths of a Preferred Share purchasable after such event upon proper exercise of each Right shall be determined by multiplying the number of 1/1,000ths of a Preferred Share so purchasable immediately prior to such event by a fraction, the numerator of which is the number of Common Shares outstanding immediately before such event and the denominator of which is the number of Common Shares outstanding immediately after such event, and (B) each Common Share outstanding immediately after such event shall have issued with respect to it that number of Rights which each Common Share outstanding immediately prior to such event had issued with respect to it.  The adjustments provided for in this Section 12(n) shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination or consolidation is effected.
SECTION 13.  CERTIFICATE OF ADJUSTED PURCHASE PRICE OR NUMBER OF SHARES.  Whenever an adjustment is made as provided in Section 12 hereof, the Company shall promptly (a) prepare a certificate setting forth such adjustment, and a brief statement of the facts accounting for such adjustment, (b) file with the Rights Agent and with each transfer agent for the Common Shares or the Preferred Shares a copy of such certificate and (c) mail a brief summary thereof to each holder of a Right Certificate in accordance with Section 25 hereof.
SECTION 14.  FRACTIONAL RIGHTS AND FRACTIONAL SHARES.
(a) The Company shall not be required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights.  In lieu of such fractional Rights, such number of Rights or Right Certificates shall be rounded to the nearest whole number and thereafter such whole number of Rights or Right Certificates, as applicable, shall be issued or distributed.
(b) The Company shall not be required to issue fractions of Preferred Shares (other than fractions which are integral multiples of 1/1,000th of a Preferred Share) upon exercise of the Rights or to distribute certificates which evidence fractional Preferred Shares (other than fractions which are integral multiples of 1/1,000th of a Preferred Share).  Fractions of Preferred Shares in integral multiples of 1/1,000th of a Preferred Share may, at the election of the Company, be evidenced by depositary receipts pursuant to an appropriate agreement between the Company and a depositary selected by it; provided, that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges, and preferences to which they are entitled as beneficial owners of the Preferred Shares represented by such depositary receipts.  In lieu of fractional Preferred Shares that are not integral multiples of 1/1,000th of a Preferred Share, the Company shall round the Preferred Shares to the nearest 1/1,000th of a Preferred Share.
(c) In the event the Rights become exercisable for Common Shares in accordance with Section 12(a)(ii) hereof or in the event of an exchange in accordance with Section 24 hereof, the Company shall not be required to issue fractions of Common Shares upon exercise or exchange of the Rights or to distribute certificates which evidence fractional Common Shares.  In lieu of fractional Common Shares, the Company shall round the number of shares of Common Shares to the nearest whole number of shares.
(d) The holder of a Right by the acceptance of the Right expressly waives such Person's right to receive any fractional Rights or any fractional shares upon exercise or exchange of a Right (except as provided above).
SECTION 15.  RIGHTS OF ACTION.  All rights of action in respect of this Plan, excepting the rights of action given to the Rights Agent under Section 18 hereof, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Common Shares); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Shares), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Common Shares), may, in such Person's own behalf and for such Person's own benefit, enforce, and may institute and maintain any suit, action, or proceeding against the Company to enforce, or otherwise act in respect of, such Person's right to exercise the Rights evidenced by such Right Certificate in the manner provided in such Right Certificate and in this Plan.  Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Plan and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of the obligations of any Person subject to, this Plan.

SECTION 16.  AGREEMENT OF RIGHT HOLDERS.  Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:
(a) prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of the Common Shares;
(b) after the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the principal office of the Rights Agent, duly endorsed or accompanied by a proper instrument of transfer;
(c) subject to Sections 7 and 8(f) hereof, the Company and the Rights Agent may deem and treat the Person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Common Share) is registered as the absolute owner of such certificate and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the associated Common Shares certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to the second to last sentence of Section 8(e) hereof, shall be affected by any notice to the contrary; and
(d) notwithstanding anything in this Plan to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Plan by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority prohibiting or otherwise restraining performance of such obligation; provided that the Company must use its reasonable best efforts to have any such order, decree or ruling lifted or otherwise overturned as soon as reasonably practicable.
SECTION 17.  RIGHT CERTIFICATE HOLDER NOT DEEMED A STOCKHOLDER.  No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends, or be deemed for any purpose the holder of the shares of capital stock which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 25 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.
SECTION 18.  CONCERNING THE RIGHTS AGENT.
(a) The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Plan and the exercise and performance of its duties hereunder.  The Company shall indemnify the Rights Agent for, and hold it harmless against, any loss, liability, claim or expense ("Loss") arising out of or in connection with its duties under this Plan, including the costs and expenses of defending itself against any Loss, unless such Loss shall be a result of the Rights Agent's gross negligence, bad faith or willful misconduct.
(b) The Rights Agent shall be protected and shall incur no liability for, or in respect of any action taken, suffered or omitted by it in connection with, its administration of this Plan in reliance upon any Right Certificate or certificate for the Common Shares or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons, or otherwise upon the advice of counsel as set forth in Section 20 hereof.

SECTION 19.  MERGER OR CONSOLIDATION OR CHANGE OF NAME OF RIGHTS AGENT.  Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the stock transfer or corporate trust business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Plan without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof.  If at the time such successor Rights Agent shall succeed to the agency created by this Plan any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and if at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Plan.
If at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and if at the time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Plan.
SECTION 20.  DUTIES OF RIGHTS AGENT.  The Rights Agent undertakes the duties and obligations imposed by this Plan upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:
(a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.
(b) Whenever in the performance of its duties under this Plan the Rights Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chief Executive Officer or President, any of the Vice Presidents, or the Chief Financial Officer of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Plan in reliance upon such certificate.
(c) The Rights Agent shall be liable hereunder to the Company and any other Person only for its own gross negligence, bad faith or willful misconduct.
(d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Plan or in the Right Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.
(e) The Rights Agent shall not be under any responsibility in respect of the validity of this Plan or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Plan or in any Right Certificate; nor shall it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Section 8(e) hereof) or any adjustment in the terms of the Rights (including the manner, method or amount thereof) provided for in Sections 4, 12, 23, or 24 hereof, or the ascertaining of the existence of facts that would require any such change or adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after actual notice that such change or adjustment is required); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Preferred or Common Shares to be issued pursuant to this Plan or any Right Certificate or as to whether any Preferred or Common Shares will, when issued, be validly authorized and issued, fully-paid and non assessable.

(f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments, and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Plan.
(g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chief Executive Officer or President, any of the Vice Presidents, or the Chief Financial Officer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered by it in good faith in accordance with instructions of any such officer or for any delay in acting while waiting for those instructions.
(h) The Rights Agent and any stockholder, director, officer, or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not the Rights Agent under this Plan.  Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or any other legal entity.
(i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect, or misconduct of any such attorneys or agents or for any loss to the Company or to any holder of Rights resulting from any such act, default, neglect, or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.
SECTION 21.  CHANGE OF RIGHTS AGENT.  The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Plan upon thirty (30) days' notice in writing mailed to the Company and to each transfer agent of the Common Shares or Preferred Shares by registered or certified mail, and after a Distribution Date, to the holders of the Right Certificates by first class mail.  The Company may, in its sole discretion, remove the Rights Agent or any successor Rights Agent upon thirty (30) days' notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Shares or Preferred Shares by registered or certified mail, and to the holders of the Right Certificates by first class mail.  If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent.  If the Company shall fail to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit such holder's Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent.  After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties, and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose.  Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Shares or Preferred Shares, and after a Distribution Date, mail a notice thereof in writing to the registered holders of the Right Certificates by first class mail.  Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.
SECTION 22.  ISSUANCE OF NEW RIGHT CERTIFICATES.  Notwithstanding any of the provisions of this Plan or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by its Board to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Plan.

SECTION 23.  REDEMPTION.
(a) The Board may, at its option, at any time prior to the Distribution Date, redeem all but not less than all the then outstanding Rights at a redemption price of $0.0001 per Right, appropriately adjusted to reflect any stock split, stock dividend, or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the "Redemption Price").  The redemption of the Rights by the Board may be made effective at such time on such basis and with such conditions as the Board in its sole discretion may establish.
(b) Immediately upon the action of the Board ordering the redemption of the Rights pursuant to paragraph (a) of this Section 23 and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price.  The Company shall promptly give public notice of any such redemption; provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption.  Within ten (10) days after such action of the Board ordering the redemption of the Rights pursuant to paragraph (a), the Company shall mail a notice of redemption to all the holders of the then outstanding Rights at their last addresses as they appear on the registry books of the transfer agent for the Common Shares.  Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice.  Each such notice of redemption will state the method by which the payment of the Redemption Price will be made.
SECTION 24.  EXCHANGE.
(a) The Board may, at its option, at any time after a Shares Acquisition Date, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become null and void pursuant to the provisions of Section 8(e) hereof) for Common Shares at an exchange ratio of one Common Share per Right, appropriately adjusted to reflect any stock split, stock dividend, or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the "Exchange Ratio"); provided, however, that in connection with any exchange effected pursuant to this Section 24, no holder of Rights shall be entitled to receive Common Shares (or other shares of capital stock of the Company) that would result in such holder, together with such holder's Affiliates, becoming the Beneficial Owner of more than 4.99% of the then-outstanding Common Shares.  If a holder would, but for the previous sentence, be entitled to receive a number of shares that would otherwise result in such holder, together with such holder's Affiliates, becoming the Beneficial Owner of in excess of 4.99% of the then-outstanding Common Shares (such shares, the "Excess Exchange Shares"), in lieu of receiving such Excess Exchange Shares and to the extent permitted by law or orders applicable to the Company, such holder will be entitled to receive an amount in cash equal to current per share market price of a Common Share at the Close of Business on the second Trading Day following the date the Board effects the forgoing exchange multiplied by the number of Excess Exchange Shares that would otherwise have been issuable to such holder.  The exchange of the Rights by the Board may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish.  Promptly after the action of the Board electing to exchange the Rights, the Company shall give notice thereof (specifying the steps to be taken to receive Common Shares in exchange for Rights) to the Rights Agent and the holders of the Rights (other than Rights that have become null and void pursuant to Section 8(e) hereof) outstanding immediately prior thereto by mailing such notice in accordance with Section 26 hereof.  Before effecting an exchange pursuant to this Section 24, the Board may direct the Company to enter into a Trust Agreement in such form and with such terms as the Board shall then approve (the "Trust Agreement").  If the Board so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement (the "Trust") all or some (as designated by the Board) of the Common Shares (or other securities) issuable pursuant to the exchange, and all or some (as designated by the Board) holders of Rights entitled to receive shares pursuant to the exchange shall be entitled to receive such shares (and any dividends paid or distributions made thereon after the date on which such shares are deposited in the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement.  Prior to effecting an exchange and registering Common Shares (or other such securities) in any Person's name, including any nominee or transferee of a Person, the Company may require (or cause the trustee of the Trust to require), as a condition thereof, that any holder of Rights provide evidence, including, without limitation, the identity of the Beneficial Owners thereof and their Affiliates (or former Beneficial Owners thereof and their Affiliates) as the Company shall reasonably request in order to determine if such Rights are null and void.  If any Person shall fail to comply with such request, the Company shall be entitled conclusively to deem the Rights formerly held by such Person to be null and void pursuant to Section 8(e) hereof and not transferable or exerciseable or exchangeable in connection herewith.  Any Common Shares or other securities issued at the direction of the Board in connection herewith shall be validly issued, fully paid and nonassessable Common Shares or of such other securities (as the case may be), and the Company shall be deemed to have received as consideration for such issuance a benefit having a value that is at least equal to the aggregate par value of the shares so issued.  Approval by the Board of this Plan shall constitute a determination by the Board that such consideration is adequate.
Notwithstanding the foregoing, the Board shall not be empowered to effect such exchange at any time after any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or any such Subsidiary, or any entity holding Common Shares for or pursuant to the terms of any such plan), together with all Affiliates of such Person, becomes the Beneficial Owner of 50% or more of the Common Shares then outstanding.
(b) Immediately upon the effective date of the action of the Board ordering the exchange of any Rights pursuant to subsection (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of Common Shares equal to the number of such Rights held by such holder multiplied by the Exchange Ratio.  The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange.  The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent on the effective date of said action of the Board ordering the exchange of Rights.  Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice.  Each such notice of exchange will state the method by which the exchange of the Common Shares for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged.  Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 8(e) hereof) held by each holder of Rights.
(c) In the event that there shall not be sufficient Common Shares issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with subsection (a) of this Section 24, the Company may substitute, for each Common Share that would otherwise be issuable upon exchange of a Right, a number of Preferred Shares or fraction thereof such that the current per share market price of one Preferred Share multiplied by such number or fraction is equal to the current per share market price of one Common Share as of the date of issuance of such Preferred Shares or fraction thereof.
SECTION 25.  NOTICE OF CERTAIN EVENTS.
(a) If the Company shall propose, at any time after the Distribution Date and prior to the Expiration Date, (i) to pay any dividend payable in stock of any class to the holders of the Preferred Shares or to make any other distribution to the holders of the Preferred Shares (other than a regular quarterly cash dividend), (ii) to offer to the holders of the Preferred Shares rights or warrants to subscribe for or to purchase any additional Preferred Shares or shares of stock of any class or any other securities, rights, or options, (iii) to effect any reclassification of the Preferred Shares (other than a reclassification involving only the subdivision of outstanding Preferred Shares), (iv) to effect any consolidation or merger into or with, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to, any other Person, (v) to effect the liquidation, dissolution or winding up of the Company, or (vi) to declare or pay any dividend on the Common Shares payable in Common Shares or to effect a subdivision, combination, or consolidation of the Common Shares (by reclassification or otherwise than by payment of dividends in Common Shares) then, in each such case, the Company shall give to each holder of a Right Certificate, to the extent feasible and in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purpose of such stock dividend, or distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution or winding up is to take place and the date of participation therein by the holders of the Preferred Shares or Common Shares, as the case may be, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least ten (10) days prior to the record date for determining holders of the Preferred Shares or Common Shares, as the case may be, for purposes of such action, and in the case of any such other action, at least ten (10) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Preferred Shares or Common Shares, as the case may be.

(b) If a Stock Acquisition Date shall occur, then (i) the Company shall as soon as practicable thereafter give to each holder of a Right Certificate, to the extent feasible and in accordance with Section 26 hereof, a notice of the occurrence of such event which notice shall describe such event and the consequences of such event to holders of Rights under Section 12(a)(ii) hereof and (ii) all references to Preferred Shares in paragraph (a) of this Section 25 shall be deemed to refer to Common Shares or other securities, as the case may be.
SECTION 26.  NOTICES.  Notices or demands authorized by this Plan to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage-prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:
HomeTrust Bancshares, Inc.
10 Woodfin Street
Asheville, North Carolina 28801
Attention: Chief Executive Officer

Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Plan to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage-prepaid, addressed (until another address is filed in writing with the Company) as follows:
Registrar and Transfer Company
10 Commerce Drive
Cranford, New Jersey 07016
Attention: Gary D'Alessandro

Notices or demands authorized by this Plan to be given or made by the Company or the Rights Agent to the holder of any Right Certificate shall be sufficiently given or made if sent by first-class mail, postage-prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company (or the Rights Agent on and after the Distribution Date).
SECTION 27.  SUPPLEMENTS AND AMENDMENTS.  The Company may from time to time supplement or amend this Plan without the approval of any holders of Right Certificates to make any provision with respect to the Rights which the Company may deem necessary or desirable, any such supplement or amendment to be evidenced by a writing signed by the Company and the Rights Agent whether or not it would adversely affect the holders of Right Certificates; provided, however, that from and after the Distribution Date, this Plan shall not be amended in any manner which would adversely affect the interests of the holders of Rights (other than a holder of Rights that have become null and void pursuant to Section 8(e) hereof).  Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall execute such supplement or amendment and, subject to the last sentence of this Section 27, such amendment shall become effective immediately upon execution by the Company, whether or not also executed by the Rights Agent. Notwithstanding anything contained in this Plan to the contrary, the Rights Agent may, but shall not be obligated to, enter into any supplement or amendment that affects the Rights Agent's own rights, duties, obligations or immunities under this Plan.
SECTION 28.  SUCCESSORS.  All the covenants and provisions of this Plan by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.
SECTION 29.  DETERMINATION AND ACTIONS BY THE BOARD, ETC.  The Board shall have the exclusive power and authority to administer this Plan and to exercise all rights and powers specifically granted to the Board or to the Company, or as may be necessary or advisable in the administration of this Plan, including the right and power to (i) interpret the provisions of this Plan and (ii) make all determinations deemed necessary or advisable for the administration of this Plan (including a determination to redeem or exchange or not to redeem or exchange the Rights or to amend the Plan).  All such actions, calculations, interpretations and determinations which are done or made by the Board in good faith shall be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties.

SECTION 30.  BENEFITS OF THIS PLAN.  Nothing in this Plan shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Shares) any legal or equitable right, remedy, or claim under this Plan; but this Plan shall be for the sole and exclusive benefit of the Company, the Rights Agent, and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Shares).
SECTION 31.  SEVERABILITY.  If any term, provision, covenant, or restriction of this Plan is held by a court of competent jurisdiction or other authority to be invalid, void, or unenforceable, the remainder of the terms, provisions, covenants, and restrictions of this Plan shall remain in full force and effect and shall in no way be affected, impaired, or invalidated.  However, in the event that any such provision, covenant, or restriction of this Plan, or any portion thereof, shall be declared unenforceable because of its scope, breadth, or duration, then it shall be modified to the scope, breadth, or duration permitted by law and shall continue to be fully enforceable in such jurisdiction as so modified.
SECTION 32.  GOVERNING LAW.  This Plan and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Maryland and for all purposes shall be governed by and construed in accordance with the laws of such state applicable to contracts made and to be performed entirely within such state, without regard to any conflicts of laws principles thereof, provided, however, that all provisions regarding the rights, duties and obligations of the Rights Agent shall be governed by and construed in accordance with the laws of the State of New Jersey applicable to contracts made and to be performed entirely within such state, without regard to any conflicts of laws principles thereof.
SECTION 33.  COUNTERPARTS.  This Plan may be executed in counterparts and each of such counterparts shall for all purposes be deemed to be an original and both counterparts shall together constitute one and the same instrument.
SECTION 34.  DESCRIPTIVE HEADINGS.  Descriptive headings of the several sections of this Plan are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

The parties hereto have caused this Plan to be duly executed by their respective authorized officers as of the day and year first above written.
HOMETRUST BANCSHARES, INC.

By:	/s/ F. Edward Broadwell, Jr.
F. Edward Broadwell, Jr.
Chief Executive Officer

REGISTRAR AND TRANSFER COMPANY

By:	/s/ Nicola Giancaspro
Nicola Giancaspro
Vice President
Stock Transfer Operations

Signature Page

EXHIBIT A

HOMETRUST BANCSHARES, INC.

ARTICLES SUPPLEMENTARY

HomeTrust Bancshares, Inc., a Maryland corporation (the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:
FIRST:  Under a power contained in Article 5 of the charter of the Corporation, the Board of Directors of the Corporation, by the following resolution duly adopted at a meeting duly called and held on September 25, 2012, classified and designated 80,000 shares (the "Shares") of the Corporation's preferred stock, par value $0.01 per share (the "Preferred Stock"), as "Junior Participating Preferred Stock, Series A," with the preferences, rights, voting powers, restrictions, limitations as to dividends and qualifications, as follows:

RESOLVED, that pursuant to the provisions of the charter of the Corporation and applicable law, a series of Preferred Stock, par value $0.01 per share, of the Corporation be and hereby is created, and that the designation and number of shares of such series, and the preferences, rights, voting powers, restrictions, limitations as to dividends and qualifications of the shares of such series, are as follows:
SECTION 1.  DESIGNATION AND AMOUNT.  The shares of such series shall be designated as "Junior Participating Preferred Stock, Series A" (the "Series A Preferred Stock"), and the number of shares constituting the Series A Preferred Stock shall be 80,000.  Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation that are convertible into Series A Preferred Stock.
SECTION 2.  DIVIDENDS AND DISTRIBUTIONS.
(A) Subject to the rights of the holders of any shares of any series of Preferred Stock (or other capital stock) ranking prior and superior to the Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock, in preference to the holders of the common stock, par value $0.01 per share (the "Common Stock"), of the Corporation and of any other stock ranking junior to the Series A Preferred Stock as to dividends, shall be entitled to receive, when, as, and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first business day of March, June, September and December in each year (each such date being referred to herein as a " Quarterly Dividend Payment Date "), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or a fraction of a share of Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to (subject to the provision for adjustment hereinafter set forth) 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock.  In the event the Corporation shall at any time after September 25, 2012 (the " Rights Declaration Date ") declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

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(B) The Board of Directors shall declare a dividend or distribution on the Series A Preferred Stock as provided in paragraph (A) of this Section immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise)); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend as provided in paragraph (A) of this Section on the Series A Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.
(C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date immediately prior to the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue and be cumulative from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date.  Accrued but unpaid dividends shall not bear interest.  Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding.  The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.
SECTION 3.  VOTING RIGHTS.  In addition to any other voting rights required by law, the holders of shares of Series A Preferred Stock shall have the following voting rights:
(A) Subject to the provision for adjustment hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the Corporation.  In the event the Corporation shall at any time after the Rights Declaration Date declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
(B) Except as otherwise provided herein, in the Corporation's charter or by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.
(C) Except as set forth herein or as otherwise provided in the Corporation's charter or by law, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for the taking of any corporate action.

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SECTION 4.  CERTAIN RESTRICTIONS.
(A) Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:
(i) declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up of the Corporation) to the Series A Preferred Stock;
(ii) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up of the Corporation) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;
(iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up of the Corporation) to the Series A Preferred Stock provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (as to dividends and upon dissolution, liquidation or winding up of the Corporation) to the Series A Preferred Stock; or
(iv) redeem or purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity with the Series A Preferred Stock (either as to dividends or upon liquidation, dissolution or winding up of the Corporation), except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.
(B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.
SECTION 5.  REACQUIRED SHARES.  Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof.  All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of the Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the charter of the Corporation or in any other Articles Supplementary creating a series of Preferred Stock or any similar stock or as otherwise required by law.
SECTION 6.  LIQUIDATION, DISSOLUTION OR WINDING UP.  Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation, no distribution shall be made (A) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up of the Corporation) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received $1.00 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment; provided that the holders of shares of Series A Preferred Stock shall also be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount to be distributed per share to holders of shares of such stock ranking junior to the Series A Preferred Stock, or (B) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up of the Corporation) with the Series A Preferred Stock, except

C-A-3

distributions made ratably on the Series A Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up.  In the event the Corporation shall at any time after the Rights Declaration Date declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the proviso in clause (A) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
SECTION 7.  CONSOLIDATION, MERGER, ETC.  In the event the Corporation shall enter into any consolidation, merger, share exchange, combination, or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash or any other property, or any combination of the foregoing, then in any such case each share of Series A Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount of stock, securities, cash or any other property, as the case may be, into which or for which each share of Common Stock is changed or exchanged.  In the event the Corporation shall at any time after the Rights Declaration Date declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
SECTION 8.  NO REDEMPTION.  The shares of Series A Preferred Stock shall not be redeemable.
SECTION 9.  RANK.  Unless otherwise provided in the charter of the Corporation or in articles supplementary relating to a subsequent series of Preferred Stock, the Series A Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets, junior to all series of any other class of the Corporation's Preferred Stock and shall rank senior to the Common Stock as to such matters.
SECTION 10.  AMENDMENT.  The charter of the Corporation shall not be amended in any manner which would materially alter or change the powers, preferences, or special rights of the Series A Preferred Stock so as to affect the holders thereof adversely without the affirmative vote of the holders of a majority of the outstanding shares of Series A Preferred Stock, voting separately as a class.
SECTION 11.  FRACTIONAL SHARES.  Series A Preferred Stock may be issued in fractions of a share, which shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have all other rights of holders of Series A Preferred Stock.
SECOND:      The Shares have been classified and designated by the Board of Directors under the authority contained in the charter of the Corporation.

THIRD:         These Articles Supplementary have been approved by the Board of Directors in the manner and by the vote required by law.

FOURTH:    The undersigned Chief Executive Officer acknowledges these Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned Chief Executive Officer acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

[Remainder of Page Intentionally Left Blank]

C-A-4

IN WITNESS WHEREOF, HomeTrust Bancshares, Inc. has caused these Articles Supplementary to be signed in its name and on its behalf by its Chief Executive Officer and attested to by its Executive Vice President, Chief Administration Officer and Corporate Secretary on _______, 2012.
HOMETRUST BANCSHARES, INC.
ATTEST:

By:		By:
Name:	Teresa White	Name:	F. Edward Broadwell, Jr.
Title:	Executive Vice President, Chief Administration Officer and Corporate Secretary	Title:	Chief Executive Officer

C-A-5

EXHIBIT B

FORM OF RIGHT CERTIFICATE

Certificate No.  R-______

NOT EXERCISABLE AFTER THE FINAL EXPIRATION DATE (AS DEFINED IN THE PLAN) OR EARLIER IF REDEMPTION, EXCHANGE OR OTHER EXPIRATION EVENT OCCURS.  THE RIGHTS ARE SUBJECT TO REDEMPTION AND EXCHANGE ON THE TERMS SET FORTH IN THE PLAN.

Right Certificate

HOMETRUST BANCSHARES, INC.

This certifies that                                                               , or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Tax Benefits Preservation Plan, dated as of  September 25 , 2012 (as it may be amended from time to time, the "Plan"), between HomeTrust Bancshares, Inc., a corporation organized under the laws of the State of Maryland (the "Company"), and Registrar and Transfer Company (the "Rights Agent"), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Plan) and prior to the Expiration Date (as such term is defined in the Plan), at the principal office of the Rights Agent, or at the office of its successor as Rights Agent, 1/1,000th of a share of Junior Participating Preferred Stock, Series A, $0.01 par value per share ("Preferred Shares"), of the Company, at a purchase price of $16.14 per 1/1,000th of a Preferred Share (the "Purchase Price"), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase and related certificate duly executed.  The number of Rights evidenced by this Right Certificate (and the number of shares which may be purchased upon exercise hereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of  September 25, 2012, based on the Preferred Shares as constituted at such date.  As provided in the Plan, the Purchase Price and the number and kind of securities which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events, as described in the Plan.  Capitalized terms used but not defined in this Right Certificate have the meanings assigned to them in the Plan.
If the Rights evidenced by this Right Certificate are Beneficially Owned by (i) an Acquiring Person or an Affiliate of an Acquiring Person after the date on which the Acquiring Person becomes such or (ii) a transferee of Rights Beneficially Owned by an Acquiring Person (or by an Affiliate of an Acquiring Person) who (A) becomes a transferee after the public announcement relating to a Shares Acquisition Date with respect to an Acquiring Person who was identified on the Shares Acquisition Date or (B) becomes a transferee with respect to an Acquiring Person (or an Affiliate thereof) and receives such Rights (I) with actual knowledge that the transferor is or was an Acquiring Person (or an Affiliate of an Acquiring Person) or (II) pursuant to either (x) a transfer (whether or not for consideration) from the Acquiring Person (or an Affiliate thereof) to holders of equity interests in such Acquiring Person (or in such Affiliate thereof) or to any Person with whom the Acquiring Person (or an Affiliate thereof) has any continuing agreement, arrangement or understanding regarding the transferred Rights or (y) a transfer which the Board determines in good faith is part of a plan, arrangement or understanding which has as a primary purpose or effect the avoidance of the restriction described in this paragraph, then such Rights shall become null and void without any further action, and no holder of such Rights (other than a transferee not of a type described in clause (ii)) shall have any rights whatsoever with respect to such Rights, whether under the Plan or otherwise
This Right Certificate is subject to all of the terms, provisions, and conditions of the Plan, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Plan reference is hereby made for a full description of the rights, limitations of rights, obligations, duties, and immunities hereunder of the Rights Agent, the Company, and the holders of the Right Certificates.  Copies of the Plan are on file at the principal executive offices of the Company and the offices of the Rights Agent.

C-B-1

At any time after the Distribution Date and prior to the Expiration Date, this Right Certificate, with or without other Right Certificates, upon surrender at the principal office of the Rights Agent, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of shares as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase.  If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.
Subject to the provisions of the Plan, the Rights evidenced by this Certificate (i) may, at any time prior to the Distribution Date, be redeemed by the Company at a redemption price of $0.0001 per Right or (ii) may, at any time after a Shares Acquisition Date, be exchanged by the Company in whole or in part for Common Shares.
No fractional Preferred Shares will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of 1/1,000th of a Preferred Share and which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof such number of Preferred Shares shall be rounded to a whole number of Preferred Shares, as provided in the Plan.
No holder of this Right Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Shares or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Plan or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings of other actions affecting stockholders (except as provided in the Plan), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Plan.
This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.
WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.  Dated as of [___].

HOMETRUST BANCSHARES, INC.

By:
Name:
Title:

REGISTRAR AND TRANSFER COMPANY

By:
Name:
Title:

C-B-2

Form of Reverse Side of Right Certificate

FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the Right Certificate.)

FOR VALUE RECEIVED hereby sells, assigns and transfers unto

(Please print name and address of transferee)

this Right Certificate, together with all right, title, and interest therein, and does hereby irrevocably constitute and appoint Attorney, to transfer the within Right Certificate on the books of HOMETRUST BANCSHARES, INC., with full power of substitution.

Dated:

By:
Name:
Title:

Signature Medallion Guaranteed:

Signatures must be guaranteed by a member firm of a registered national securities exchange, a member of the Financial Industry Regulatory Authority, Inc., or a commercial bank or trust company having an office or correspondent in the United States.

Certificate:

The undersigned hereby certifies by checking the appropriate boxes that:

(1) this Right Certificate [        ] is [        ] is not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate of any such Acquiring Person (as such terms are defined in the Plan); and

(2) after due inquiry and to the best knowledge of the undersigned, it [        ] did [        ] did not acquire the Rights evidenced by this Right Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate of an Acquiring Person.

By:
Name:
Title:

C-B-3

Form of Reverse Side of Right Certificate - continued

FORM OF ELECTION TO PURCHASE

(To be executed by the registered holder if such holder desires to exercise Rights represented by the Right Certificate.)

To:  HOMETRUST BANCSHARES, INC.

The undersigned hereby irrevocably elects to exercise _______ Rights represented by this Right Certificate to purchase the Preferred Shares issuable upon the exercise of the Rights (or such other securities which may be issuable upon exercise of the Rights) and requests that certificates for such shares be issued (or registration for such shares be made, if such shares are to be issued in uncertificated form) in the name of and delivered to:

Please insert social security or other identifying number

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert social security or other identifying number

(Please print name and address)

Dated: ________________________________	By:
Name:
Title:

Signature Guaranteed:

Signatures must be guaranteed by a member firm of a registered national securities exchange, a member of the Financial Industry Regulatory Authority, Inc., or a commercial bank or trust company having an office or correspondent in the United States.

Certificate:

The undersigned hereby certifies by checking the appropriate boxes that:

(1) the Rights evidenced by this Right Certificate [        ] are [        ] are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate of any such Acquiring Person (as such terms are defined in the Plan); and

(2) after due inquiry and to the best knowledge of the undersigned, it [        ] did [        ] did not acquire the Rights evidenced by this Right Certificate from any Person who is, was or became an Acquiring Person or an Affiliate of an Acquiring Person.

Dated: ________________________________	By:
Name:
Title:

C-B-4

NOTICE

The signatures in the foregoing Forms of Assignment and Election must conform to the name written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

In the event the certifications set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, are not completed, HomeTrust Bancshares, Inc. and the Rights Agent will deem the beneficial owner of the Rights evidenced by this Right Certificate to be an Acquiring Person or an Affiliate thereof (as defined in the Plan) and such Assignment or Election to Purchase will not be honored.

C-B-5

EXHIBIT C

HOMETRUST BANCSHARES, INC.

TAX BENEFITS PRESERVATION PLAN

SUMMARY OF TERMS

Purpose
The purpose of the Tax Benefits Preservation Plan (the "Plan") described in this summary of terms is to preserve the value of certain tax benefits ("Tax Benefits") of HomeTrust Bancshares, Inc. (the "Company") for U.S. federal income tax purposes.

Rights
The Board of Directors of the Company (the "Board") has declared a dividend of one preferred share purchase right (a "Right") in respect of each share of common stock, par value $0.01 per share, of the Company ("Common Share") outstanding at the close of business on October 9, 2012 (the "Record Date") and to become outstanding between the Record Date and the earlier of the Distribution Date and the Expiration Date (as such terms are defined below).

Exercise
Prior to the Distribution Date (as defined below), the Rights are not exercisable.  After the Distribution Date, each Right is exercisable to purchase, for $16.14 (the "Purchase Price"), 1/1,000th of a share of the Junior Participating Preferred Stock, Series A, $0.01 par value per share ("Preferred Shares"), of the Company, subject to adjustment in accordance with the terms of the Plan.  The Preferred Shares are designed so that each 1/1,000th of a Preferred Share has economic and voting terms similar to those of one Common Share.

Distribution Date
Initially, the Rights will be attached to all Common Shares then outstanding, and no separate Right certificates will be distributed.  On or after the Distribution Date, the Rights will separate from the Common Shares and become exercisable.

The "Distribution Date" will occur on the earlier of (i) the close of business on the tenth business day after a Shares Acquisition Date (as defined below) and (ii) the close of business on the tenth business day (or such later day as may be designated prior to a Shares Acquisition Date by the Company's Board of Directors) after the date of the commencement of a tender or exchange offer by any person if, upon consummation thereof, such person would or could be an Acquiring Person (as defined below); provided, however, that if either of such dates occurs prior to the Record Date, then the Distribution Date will be the Record Date.

A "Shares Acquisition Date" is the date of the first public announcement by the Company or an Acquiring Person indicating that an Acquiring Person has become such.

An "Acquiring Person" means any person who or which, together with its affiliates, beneficially owns 4.99% or more of the Common Shares (or any other securities of the Company then outstanding that would be treated as "stock" under Section 382 of the Internal Revenue Code of 1986, as amended), other than (i) the U.S. Government; (ii) the Company or any subsidiary or employee benefit plan or compensation

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arrangement of the Company; (iii) any person or entity who or which, together with its affiliates, was on the Record Date, the beneficial owner of 4.99% or more of the Common Shares, unless that person or entity subsequently increases their beneficial ownership percentage (other than as a result of any stock dividend, stock split or similar transaction or stock repurchase by the Company); (iv) any person or entity who or which the Board determines, in its sole discretion, has inadvertently become a 4.99% or greater stockholder so long as such person or entity promptly divests sufficient shares to no longer be a 4.99% or greater stockholder; (v) any person or entity who or which has become the beneficial owner of 4.99% or more of the Common Shares as a result of an acquisition of Common Shares by the Company which, by reducing the number of shares outstanding, increased the proportionate number of shares beneficially owned by that person or entity, provided that the person or entity does not acquire any additional shares other than as a result of any stock dividend, stock split or similar transaction; and (vi) any person or entity who or which has become a 4.99% or greater stockholder if the Company's Board of Directors in good faith determines that the attainment of such status has not jeopardized or endangered the Company's utilization of the tax benefits sought to be preserved by the Company.

Flip-In
From and after a Shares Acquisition Date, (i) Rights owned by the Acquiring Person and its affiliates and certain of their transferees will automatically be void; and (ii) each other Right will automatically become a Right to buy, for the Purchase Price, that number of Common Shares equal to (a) the Purchase Price multiplied by the number of 1/1000ths of a Preferred Share for which the Right is then exercisable divided by (b) 50% of the then-current per share market price of the Common Shares.

Exchange
At any time after a Shares Acquisition Date, the Company's Board of Directors may, at its option, exchange all or part of the then outstanding and exercisable Rights for Common Shares at an exchange ratio of one Common Share per Right, subject to adjustments and limitations described in the Plan.  The Board may enter into a trust agreement pursuant to which the Company would deposit into a trust Common Shares that would be distributable to stockholders (excluding the Acquiring Person and its affiliates) in the event the exchange is implemented.  This feature is intended to facilitate a more orderly distribution of Common Shares in the event that a Shares Acquisition Date occurs.

Redemption
At any time prior to the Distribution Date, the Company's Board of Directors may, at its option, redeem all, but not fewer than all, of the then outstanding Rights at a redemption price of $0.0001 per Right.

Amendments
The Company may from time to time before the Distribution Date supplement or amend the Plan without the approval of any holders of Rights.
After the Distribution Date, the Plan may not be amended in any manner that would adversely affect the interests of the holders of Rights.

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Expiration
The Rights will expire on the earliest of (i) September 25, 2015, (ii) the time at which all Rights have been redeemed by the Company, (iii) the time at which all Rights have been exchanged by the Company, (iv) such time as the Company's Board of Directors determines, in its sole discretion, that the Rights and the Plan are no longer necessary for the preservation of existence of the Tax Benefits, (v) a date prior to a Shares Acquisition Date on which the Board determines, in its sole discretion, that the Rights and the Plan are no longer in the best interests of the Company and its stockholders and (vi) the close of business on September 25, 2013, unless the Plan is approved by the Company's stockholders at a meeting of stockholders duly held prior to such date.

A copy of the Plan was attached as an exhibit to the Current Report on 8-K filed by the Company with the Securities and Exchange Commission on September 25, 2012.  A copy of the Plan is available free of charge from the Company. This summary description does not purport to be complete and is qualified in its entirety by reference to the Plan, as amended from time to time, the complete terms of which are incorporated herein by reference.

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HOMETRUST BANCSHARES, INC.

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IMPORTANT ANNUAL MEETING INFORMATION 000004

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
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Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:59 p.m. EDT on November 25, 2018. If you hold Company shares through the HomeTrust Bank KSOP, your proxy must be received by 11:59 p.m. EDT on November 21, 2018.

Vote by Internet

- Go to **www.envisionreports.com/HTBI**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

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▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote "FOR" the nominees in Proposal 1, a vote "FOR" Proposal 2, a vote for every year ("1 YEAR") on Proposal 3, a vote "FOR" Proposal 4 and a vote "FOR" Proposal 5.

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1. Election of Directors:*

Nominee	For	Withhold
01 - Sidney A. Biesecker	☐	☐
02 - Robert G. Dinsmore, Jr.	☐	☐
03 - Richard T. Williams	☐	☐

Proposal	1 Year	2 Years	3 Years	Abstain
3. An advisory (non-binding) vote as to whether future say on pay votes should be held every year, every two years or every three years.	☐	☐	☐	☐

B Non-Voting Items

Change of Address — Please print new address below.

Meeting Attendance
Mark box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

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Important notice regarding the Internet availability of proxy materials for the HOMETRUST BANCSHARES, INC. 2018 Annual Meeting of Stockholders.
The Proxy Statement and the 2018 Annual Report to Stockholders are available at:
http://www.envisionreports.com/HTBI

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

REVOCABLE PROXY — HOMETRUST BANCSHARES, INC.

ANNUAL MEETING OF STOCKHOLDERS NOVEMBER 26, 2018
10:00 a.m.
This proxy is solicited on behalf of the Board of Directors

The undersigned hereby revokes all proxies previously given with respect to all shares of common stock, $.01 par value per share, of HomeTrust Bancshares, Inc. (the "Company") which the undersigned is entitled to vote at the Company's Annual Meeting of Stockholders (the "Annual Meeting"), to be held at the Renaissance Hotel, 31 Woodfin Street, Asheville, North Carolina, on November 26, 2018, at 10:00 a.m., local time, and appoints the members of the Board of Directors of the Company, with full power of substitution, to act as proxies for the undersigned for the purpose of voting such stock at the Annual Meeting, and at any and all adjournments or postponements thereof, as fully and with the same effect as the undersigned might or could do if personally present, as indicated on the reverse side.

This proxy may be revoked in the manner described in the Company's proxy statement for the Annual Meeting. The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of the Notice of Annual Meeting, proxy statement and Annual Report for the fiscal year ended June 30, 2018.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED IN PROPOSAL 1, FOR PROPOSAL 2, FOR EVERY YEAR (1 YEAR) ON PROPOSAL 3, FOR PROPOSAL 4 AND FOR PROPOSAL 5. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

(Continued, and to be marked, dated and signed, on the other side)